SEC. File Nos.033-12967
811-05085

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM N-1A

Registration Statement
Under
the Securities Act of 1933
Post-Effective Amendment No. 32

and

Registration Statement
Under
The Investment Company Act of 1940
Amendment No. 34
__________________

CAPITAL  INCOME  BUILDER
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071-1447
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:
(213) 486-9200
__________________

Vincent P. Corti, Secretary
Capital Income Builder
333 South Hope Street
Los Angeles, California 90071-1447
(Name and Address of Agent for Service)
__________________

Copies to:
Kathryn A. Sanders
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2889
(Counsel for the Registrant)
__________________

Approximate date of proposed public offering:
It is proposed that this filing become effective on July 1, 2010, pursuant to paragraph (b) of rule 485.

Pursuant to Rule 414 under the Securities Act of 1933, Capital Income Builder, a Delaware statutory trust, as successor of Capital Income Builder, Inc. a Delaware corporation, is filing this amendment to the registration statement of Capital Income Builder, Inc. and expressly adopts the registration statement of Capital Income Builder, Inc. as its own for all purposes of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended.

Capital Income Builder®

Class A B C	Ticker CAIBX CIBBX CIBCX	F-1 F-2 529-A 529-B	CIBFX CAIFX CIRAX CIRBX	529-C 529-E 529-F-1	CIRCX CIREX CIRFX

Prospectus
July 1, 2010

Investment objectives    1
Fees and expenses of the fund    1
Principal investment strategies    2
Principal risks    3
Investment results    4
Management    6
Purchase and sale of fund shares    7
Tax information    7
Payments to broker-dealers and other financial intermediaries    7
Investment objectives, strategies and risks    8
Additional investment results    10
Management and organization    11

Shareholder information    15
Choosing a share class    16
Purchase, exchange and sale of shares    20
Sales charges    25
Sales charge reductions and waivers    28
Rollovers from retirement plans to IRAs    31
Plans of distribution    32
Other compensation to dealers    32
How to sell shares    33
Distributions and taxes    34
Financial highlights    36

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

 Investment objectives

The fund has two primary investment objectives. It seeks (1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital.

 Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 28 of the prospectus and on page 64 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
	Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	none	5.00%	1.00%	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none
Maximum annual account fee (529 share classes only)	$10	$10	$10	$10	$10

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2
Management fees	0.27%	0.27%	0.27%	0.27%	0.27%
Distribution and/or service (12b-1) fees	0.23	1.00	1.00	0.24	none
Other expenses	0.16	0.17	0.20	0.15	0.15
Total annual fund operating expenses	0.66	1.44	1.47	0.66	0.42

	529-A	529-B	529-C	529-E	529-F-1
Management fees	0.27%	0.27%	0.27%	0.27%	0.27%
Distribution and/or service (12b-1) fees	0.20	1.00	1.00	0.50	0.00
Other expenses	0.24	0.26	0.25	0.24	0.24
Total annual fund operating expenses	0.71	1.53	1.52	1.01	0.51

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$639	$774	$ 922	$1,350
B	647	856	987	1,512
C	250	465	803	1,757
F-1	67	211	368	822
F-2	43	135	235	530
529-A	663	828	1,006	1,512
529-B	675	922	1,091	1,704
529-C	274	519	886	1,912
529-E	123	361	616	1,339
529-F-1	72	203	344	747

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$147	$456	$787	$1,512
C	150	465	803	1,757
529-B	175	522	891	1,704
529-C	174	519	886	1,912

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 43% of the average value of its portfolio.

 Principal investment strategies

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States.

The investment adviser uses a system of multiple portfolio counselors in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual counselors who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

 Principal risks

You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market risks — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Interest rate risks — The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Credit risks — Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Risks of investing outside the U.S. — Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent.

These investments may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

 Investment results

The bar chart below shows how the fund’s investment results have varied from year to year, and the table on page 5 shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. Lipper Income Funds Average includes the fund and other mutual funds that disclose investment objectives that are reasonably comparable to those of the fund. This information provides some indication of the risks of investing in the fund. Past results (before and after taxes) are not predictive of future results. Updated information on the fund’s results can be obtained by visiting americanfunds.com.

Highest/Lowest quarterly results during this time period were:

Highest                     13.16%                (quarter ended June 30, 2009)

Lowest                   –14.29%                 (quarter ended December 31, 2008)

The fund’s total return for the three months ended March 31, 2010, was 1.11%.

Average annual total returns For the periods ended December 31, 2009 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	7/30/1987	13.70%	2.42%	6.68%	9.63%
− After taxes on distributions		12.63	1.28	5.15	N/A
− After taxes on distributions and sale of fund shares		9.45	1.79	5.11	N/A

Share class (before taxes)	Inception date	1 year	5 years	Lifetime
B	3/15/2000	14.71%	2.52%	7.27%
C	3/15/2001	18.66	2.79	6.05
F-1	3/15/2001	20.61	3.60	6.85
F-2	8/1/2008	20.90	N/A	–4.12
529-A	2/19/2002	13.62	2.34	6.29
529-B	2/15/2002	14.58	2.39	6.13
529-C	2/20/2002	18.61	2.73	6.21
529-E	3/1/2002	20.20	3.25	6.56
529-F-1	9/17/2002	20.81	3.75	7.85

Indexes (before taxes)	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 (reflects no deductions for fees, expenses or taxes)	26.47%	0.42%	–0.95%	8.20%
Lipper Income Funds Average (reflects no deductions for fees or taxes)	21.98	2.65	3.71	8.27
Class A annualized 30-day yield at October 31, 2009: 3.60% (For current yield information, please call American FundsLine® at 800/325-3590.)

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

 Management

Investment adviser

Capital Research and Management Company

Portfolio counselors

The individuals primarily responsible for the portfolio management of the fund are:

Portfolio counselor/ Fund title (if applicable)	Portfolio counselor experience in this fund	Primary title with investment adviser
James B. Lovelace Vice Chairman of the Board	19 years	Senior Vice President – Capital Research Global Investors
Joyce E. Gordon President and Trustee	11 years	Senior Vice President – Capital Research Global Investors
Mark R. Macdonald Executive Vice President	10 years	Senior Vice President – Fixed Income, Capital Research and Management Company
David A. Hoag Senior Vice President	6 years	Senior Vice President – Fixed Income, Capital Research and Management Company
David M. Riley Senior Vice President	7 years	Senior Vice President – Capital Research Global Investors
Timothy D. Armour	5 years	Senior Vice President – Capital Research Global Investors

 Purchase and sale of fund shares

Purchase minimums (for all share classes)
To establish an account (including retirement plan and 529 accounts)	$250
For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account	25
To add to an account	50
For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account	25

You may sell (redeem) shares through your dealer or financial adviser or by writing to American Funds Service Company at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at 800/421-0180; faxing American Funds Service Company at 317/735-6636; or accessing our website at americanfunds.com.

 Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you or your account is tax-exempt or tax-deferred.

 Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

 Investment objectives, strategies and risks

The fund has two primary investment objectives. It seeks (1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital. The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States, including developing countries.

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities, including preferred stocks and convertible preferred stocks). Generally, the fund may invest in common stocks of companies with a broad range of capitalizations and may invest in debt securities of any maturity or duration. In addition, the fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund’s debt obligations will consist primarily of investment-grade bonds (rated Baa3 or better or BBB- or better by a nationally recognized statistical rating organization or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may invest to a limited extent in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by a nationally recognized statistical rating organization or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall.

In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

In addition, longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent. These investments may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

The fund may also hold cash or money market instruments. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may hold a significant portion of its assets in such securities. The investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. A larger percentage of cash or money market instruments could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information. You should consider how this fund fits into your overall investment program.

 Additional investment results

Unlike the table on page 5, the table below reflects the fund’s results calculated without sales charges.

Average annual total returns For the periods ended December 31, 2009 (without sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	7/30/1987	20.63%	3.64%	7.31%	9.92%
− After taxes on distributions		19.49	2.48	5.77	N/A
− After taxes on distributions and sale of fund shares		13.99	2.84	5.68	N/A

Share class (before taxes)	Inception date	1 year	5 years	Lifetime
B	3/15/2000	19.71%	2.84%	7.27%
C	3/15/2001	19.66	2.79	6.05
F-1	3/15/2001	20.61	3.60	6.85
F-2	8/1/2008	20.90	N/A	–4.12
529-A	2/19/2002	20.54	3.56	7.09
529-B	2/15/2002	19.58	2.72	6.13
529-C	2/20/2002	19.61	2.73	6.21
529-E	3/1/2002	20.20	3.25	6.56
529-F-1	9/17/2002	20.81	3.75	7.85

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 (reflects no deductions for fees, expenses or taxes)	26.47%	0.42%	–0.95%	8.20%
Lipper Income Funds Average (reflects no deductions for fees or taxes)	21.98	2.65	3.71	8.27
Class A distribution rate at December 31, 2009: 4.08%* (For current yield information, please call American FundsLine at 800/325-3590.)

*	The distribution rate is based on actual dividends paid to Class A shareholders over a 12-month period. Capital gain distributions, if any, are added back to net asset value to determine the rate.

The investment results tables above and on page 5 show how the fund’s average annual total returns compare with various broad measures of market results. Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. The Lipper Income Funds Average is composed of funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges or taxes.

All fund results reflected in the “Investment results” section of this prospectus and this “Additional investment results” section reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the period presented.

 Management and organization

Investment adviser

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071, and 6455 Irvine Center Drive, Irvine, California 92618. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” The management fee is based on the daily net assets of the fund and the fund’s monthly gross investment income. Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the fund’s investment advisory and service agreement by the fund’s board of trustees is contained in the fund’s annual report to shareholders for the fiscal year ended October 31, 2009.

Capital Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

Rather than remain as investment divisions, Capital World Investors and Capital Research Global Investors may be incorporated into wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its Fixed Income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders approved this arrangement at a meeting of the fund’s shareholders on November 24, 2009. There is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. Subject to best execution, the investment adviser may consider investment research and/or brokerage services provided to the adviser in placing orders for the fund’s portfolio transactions. The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of funds managed by the investment adviser or its affiliated companies; however, it does not give consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions. A more detailed description of the investment adviser’s policies is included in the fund’s statement of additional information.

Portfolio holdings

Portfolio holdings information for the fund is available on the American Funds website at americanfunds.com. To reach this information, access the fund’s detailed information page on the website. A list of the fund’s top 10 equity holdings, updated as of each month-end, is generally posted to this page within 14 days after the end of the applicable month. A link to the fund’s complete list of publicly disclosed portfolio holdings, updated as of each calendar quarter-end, is generally posted to this page within 45 days after the end of the applicable quarter. Both lists remain available on the website until new information for the next month or quarter is posted. Portfolio holdings information for the fund is also contained in reports filed with the U.S. Securities and Exchange Commission.

A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

Multiple portfolio counselor system

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions. The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio counselors.

Portfolio counselor	Investment experience	Experience in this fund	Role in management of the fund
James B. Lovelace	Investment professional for 28 years, all with Capital Research and Management Company or affiliate	19 years (plus 3 years of prior experience as an investment analyst for the fund)	Serves as an income-producing equity portfolio counselor
Joyce E. Gordon	Investment professional for 30 years, all with Capital Research and Management Company or affiliate	11 years (plus 11 years of prior experience as an investment analyst for the fund)	Serves as an income-producing equity portfolio counselor
Mark R. Macdonald	Investment professional for 25 years in total; 16 years with Capital Research and Management Company or affiliate	10 years	Serves as a fixed-income portfolio counselor
David A. Hoag	Investment professional for 22 years in total; 19 years with Capital Research and Management Company or affiliate	6 years	Serves as a fixed-income portfolio counselor
David M. Riley	Investment professional for 16 years, all with Capital Research and Management Company or affiliate	7 years (plus 8 years of prior experience as an investment analyst for the fund)	Serves as an income-producing equity portfolio counselor
Timothy D. Armour	Investment professional for 27 years, all with Capital Research and Management Company or affiliate	5 years	Serves as an income-producing equity portfolio counselor

Information regarding the portfolio counselors’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

 Shareholder information

Shareholder services

American Funds Service Company®,  the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ written notice.

A more detailed description of policies and services is included in the fund’s statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to their account(s). These documents are available by writing to or calling American Funds Service Company. Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you depending on your investment dealer. Please see your financial adviser or investment dealer for more information.

 Choosing a share class

The fund offers different classes of shares through this prospectus. Class A, C, F-1 and F-2 shares are available through various investment programs or accounts, including certain types of retirement plans (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund. Unless otherwise noted, references in this prospectus to Class F shares refer to both Class F-1 and F-2 shares.

Class B and 529-B shares may no longer be purchased or acquired, except by exchange from Class B or 529-B shares of another fund in the American Funds family. Any investment received by the fund that is intended for Class B or 529-B shares will instead be invested in Class A or 529-A shares and will be subject to any applicable sales charges.

Shareholders with investments in Class B and 529-B shares may continue to hold such shares until they convert to Class A or 529-A shares. However, no additional investments will be accepted in Class B or 529-B shares. Dividends and capital gain distributions may continue to be reinvested in Class B or 529-B shares until their conversion dates. In addition, shareholders invested in Class B or 529-B shares will be able to exchange those shares for Class B or 529-B shares of other American Funds offering Class B or 529-B shares until they convert.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by the American Funds organization. Class 529-A, 529-B, 529-C and 529-F-1 shares are structured similarly to the corresponding Class A, B, C and F-1 shares. For example, the same initial sales charges apply to Class 529-A shares as to Class A shares. Class 529-E shares are available only to investors participating through an eligible employer plan.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of the fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares.

Factors you should consider when choosing a class of shares include:

•	how long you expect to own the shares;

•	how much you intend to invest;

•	total expenses associated with owning shares of each class;

•
whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

•
whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-B or 529-C shares to cover higher education expenses); and

•	availability of share classes:

—
Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including employer-sponsored retirement plans such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, and money purchase pension and profit-sharing plans; and

—
Class F and 529-F-1 shares are generally available only to fee-based programs of investment dealers that have special agreements with the fund’s distributor and to certain registered investment advisers.

Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

Unless otherwise noted, references to Class A, B, C or F-1 shares on the following pages also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares.

Summary of the primary differences among share classes
Class A shares
Initial sales charge	up to 5.75% (reduced for purchases of $25,000 or more and eliminated for purchases of $1 million or more)
Contingent deferred sales charge	none (except that a charge of 1.00% applies to certain redemptions made within one year following purchases of $1 million or more without an initial sales charge)
12b-1 fees	up to .30% annually (for Class 529-A shares, may not exceed .50% annually)
Dividends	generally higher than other classes due to lower annual expenses, but may be lower than Class F-1 shares, depending on relative expenses, and lower than Class F-2 shares due to 12b-1 fees
Purchase maximum	none
Conversion	none

Class B shares
Initial sales charge	none
Contingent deferred sales charge	starts at 5.00%, declining to 0% six years after purchase
12b-1 fees	up to 1.00% annually
Dividends	generally lower than Class A and F shares due to higher 12b-1 fees and other expenses, but higher than Class C shares due to lower other expenses
Purchase maximum	Class B shares may not be purchased or acquired except by exchange from Class B shares of other American Funds
Conversion	automatic conversion to Class A or 529-A shares in the month of the eight-year anniversary of the purchase date, reducing future annual expenses

Class C shares
Initial sales charge	none
Contingent deferred sales charge	1.00% if shares are sold within one year after purchase
12b-1 fees	up to 1.00% annually
Dividends	generally lower than other classes due to higher 12b-1 fees and other expenses
Purchase maximum	see the discussion regarding purchase minimums and maximums in “Purchase and exchange of shares”
Conversion	automatic conversion to Class F-1 shares in the month of the 10-year anniversary of the purchase date, reducing future annual expenses (Class 529-C shares will not convert to Class 529-F-1 shares)

Class 529-E shares
Initial sales charge	none
Contingent deferred sales charge	none
12b-1 fees	currently up to .50% annually (may not exceed .75% annually)
Dividends	generally higher than Class 529-B and 529-C shares due to lower 12b-1 fees, but lower than Class 529-A and 529-F-1 shares due to higher 12b-1 fees
Purchase maximum	none
Conversion	none

Class F-1 shares
Initial sales charge	none
Contingent deferred sales charge	none
12b-1 fees	currently up to .25% annually (may not exceed .50% annually)
Dividends	generally higher than Class B and C shares due to lower 12b-1 fees, but may be higher than Class A shares, depending on relative expenses, and lower than Class F-2 shares due to 12b-1 fees
Purchase maximum	none
Conversion	none

Class F-2 shares
Initial sales charge	none
Contingent deferred sales charge	none
12b-1 fees	none
Dividends	generally higher than other classes due to absence of 12b-1 fees
Purchase maximum	none
Conversion	none

Fund expenses

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table in this prospectus.

The “Other expenses” items in the table on page 1 include custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $19 per account. For Class 529 shares, an expense of up to a maximum of .10% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

 Purchase, exchange and sale of shares

The fund’s transfer agent, on behalf of the fund and American Funds Distributors,®  the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. If no fund is designated and the amount of your cash investment is more than $5,000, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of American Funds Money Market Fund® on the third business day after receipt of your investment.

If no fund is designated and the amount of your cash investment is $5,000 or less, your money will be invested in the same proportion and in the same fund or funds in which your last cash investment (excluding exchanges) was made, provided that such investment was made within the last 16 months. If no investment was made within the last 16 months, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of American Funds Money Market Fund on the third business day after receipt of your investment.

Purchase of Class A and C shares

You may generally open an account and purchase Class A and C shares by contacting any financial adviser (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, the Internet and bank wire.

Purchase of Class F shares

You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor and through certain registered investment advisers. These dealers and advisers typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Purchase of Class 529 shares

Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by the American Funds organization. You may open this type of account and purchase Class 529 shares by contacting any financial adviser (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee.

Exchange

Generally, you may exchange your shares into shares of the same class of other American Funds without a sales charge. Class A, C or F-1 shares may generally be exchanged into the corresponding 529 share class without a sales charge. Class B shares may not be exchanged into Class 529-B shares. Exchanges from Class A, C or F-1 shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial adviser before making such an exchange.

Exchanges of shares from American Funds Money Market Fund initially purchased without a sales charge generally will be subject to the appropriate sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation. See “Transactions by telephone, fax or the Internet” in this prospectus for information regarding electronic exchanges.

Frequent trading of fund shares

The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund, may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of trustees has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from the fund will be precluded from investing in the fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as purchases and redemptions of shares having a value of less than $5,000; transactions in Class 529 shares; purchases and redemptions resulting from reallocations by American Funds Target Date Retirement Series®; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system; purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and systematic redemptions and purchases, where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record-keepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures and purchase blocking policy, all transactions in fund shares remain subject to the right of the fund and American Funds Distributors to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

Purchase minimums and maximums

The purchase minimums described on the table on page 7 may be waived in certain cases. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E and 529-F-1 shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

The purchase maximum for Class C shares is $500,000 per transaction. In addition, if you have significant American Funds holdings, you may not be eligible to invest in

Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (that is, at net asset value). See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more information regarding sales charge discounts.

Valuing shares

The net asset value of each share class of the fund is the value of a single share. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. The fund will not calculate net asset values on days that the New York Stock Exchange is closed for trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making “fair value” determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s securities that principally trade in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

Moving between share classes and accounts

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

 Sales charges

Class A shares

The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within one year of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class A share purchases not subject to sales charges

The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

•	investments in Class A shares made by endowments or foundations with $50 million or more in assets;

•
investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of your investment dealer’s load-waived Class A share program with the American Funds; and

•	certain rollover investments from retirement plans to IRAs (see “Rollovers from retirement plans to IRAs” in this prospectus for more information).

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

Transfers from certain 529 plans to plans managed by the American Funds organization will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Please see the statement of additional information for more information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell American Funds and employees of The Capital Group Companies, Inc. Please see the statement of additional information for more information.

Employer-sponsored retirement plans

Many employer-sponsored retirement plans are eligible to purchase Class R shares. Such eligible plans and Class R shares are described in more detail in the fund’s retirement plan prospectus.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in

Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in Class A or C shares unless it was invested in Class A or C shares before January 1, 2009.

Class B and C shares

For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below. The contingent deferred sales charge is eliminated six years after purchase.

Contingent deferred sales charge on Class B shares
Year of redemption:	1	2	3	4	5	6	7+
Contingent deferred sales charge:	5%	4%	4%	3%	2%	1%	0%

Class C shares are sold without any initial sales charge. American Funds Distributors pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on redemptions of Class B or C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in this prospectus. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your dealer or financial adviser for all share classes.

Automatic conversion of Class B and C shares

Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date; however, Class 529-C shares will not convert to Class 529-F-1 shares. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable.

Should its position change, the automatic conversion feature may be suspended. If this happens, you would have the option of converting your Class B, 529-B or C shares to the respective share classes at the anniversary dates described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Class 529-E and Class F shares

Class 529-E and Class F shares are sold without any initial or contingent deferred sales charge.

 Sales charge reductions and waivers

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your adviser or American Funds Service Company know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your adviser or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of the American Funds website at americanfunds.com, from the statement of additional information or from your financial adviser.

Reducing your Class A initial sales charge

Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent if recognized under local law — and your children under the age of 21) may combine all of your American Funds investments to reduce your Class A sales charge. Certain investments in the American Funds Target Date Retirement Series may also be combined for this purpose. Please see the American Funds Target Date Retirement Series prospectus for further information. However, for this purpose, investments representing direct purchases of American Funds Money Market Fund are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts

To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

•
trust accounts established by the above individuals (please see the statement of additional information for details regarding aggregation of trust accounts where the person(s) who established the trust is/are deceased);

•	solely controlled business accounts; and

•	single-participant retirement plans.

Concurrent purchases

You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more American Funds (excluding American Funds Money Market Fund) to qualify for a reduced Class A sales charge.

Rights of accumulation

You may take into account your accumulated holdings in all share classes of the American Funds (excluding American Funds Money Market Fund) to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your investment dealer’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional American Funds investment) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals. Please see the statement of additional information for further details. You should retain any records necessary to substantiate the historical amounts you have invested.

If you make a gift of shares, upon your request you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds accounts.

Statement of intention

You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine all purchases of all share classes of the American Funds (excluding American Funds Money Market Fund) you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See “Sales charges” in this prospectus for more information.

Right of reinvestment

If you notify American Funds Service Company, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account.

Proceeds from a Class B share redemption for which a contingent deferred sales charge was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a contingent deferred sales charge, you may reinvest the proceeds in Class B shares or purchase Class A shares; if you purchase Class A shares, you are responsible for paying any applicable Class A sales charges. Proceeds from any other type of redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under “Frequent trading of fund shares” in this prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus.

Contingent deferred sales charge waivers

The contingent deferred sales charge on Class A, B and C shares may be waived in the following cases:

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

•	tax-free returns of excess contributions to IRAs;

•	redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

•	for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);

•	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

•
the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the statement of additional information for more information about waivers regarding these types of transactions):

—
redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

—	if you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

To have your Class A, B or C contingent deferred sales charge waived, you must inform your adviser or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

 Rollovers from retirement plans to IRAs

Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

•	rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

•	rollovers to IRAs that are attributable to American Funds investments, if they meet the following requirements:

—	the assets being rolled over were invested in American Funds at the time of distribution; and

—	the rolled over assets are contributed to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets invested in Class A shares that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in this prospectus and the statement of additional information.

 Plans of distribution

The fund has plans of distribution or “12b-1 plans” for certain share classes, under which it may finance activities primarily intended to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of up to .30% for Class A shares; up to .50% for Class 529-A shares; up to 1.00% for Class B and 529-B shares; up to 1.00% for Class C and 529-C shares; up to .75% for Class 529-E shares; and up to .50% for Class F-1 and 529-F-1 shares. For all share classes indicated above, up to .25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class may be used for distribution expenses.

The 12b-1 fees paid by each share class of the fund, as a percentage of average net assets for the previous fiscal year, are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets or income on an ongoing basis, over time they may cost you more than paying other types of sales charges and reduce the return of your investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

 Other compensation to dealers

American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 100 dealers (or their affiliates) that have sold shares of the American Funds. The level of payments made to a qualifying firm in any given year will vary and in no case would exceed the sum of (a) .10% of the previous year’s American Funds sales by that dealer and (b) .02% of American Funds assets attributable to that dealer. For calendar year 2009, aggregate payments made by American Funds Distributors to dealers were less than .02% of the average assets of the American Funds. Aggregate payments may also change from year to year. A number of factors will be considered in determining payments, including the qualifying dealer’s sales, assets and redemption rates, and the quality of the dealer’s relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings conducted by dealers outside the top 100 firms to facilitate educating financial advisers and shareholders about the American Funds. If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives in differing amounts, dealer firms and their advisers may have financial incentives for recommending a particular mutual fund over other mutual funds or investments. You should consult with your financial adviser and review carefully any disclosure by your financial adviser’s firm as to compensation received.

 How to sell shares

You may sell (redeem) shares in any of the following ways:

Through your dealer or financial adviser (certain charges may apply)

• Shares held for you in your dealer’s name must be sold through the dealer.

• Class F shares must be sold through your dealer or financial adviser.

Writing to American Funds Service Company

• Requests must be signed by the registered shareholder(s).

• A signature guarantee is required if the redemption is:

— more than $75,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the last 10 days.

• American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

• Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company or using the Internet

•	Redemptions by telephone, fax or the Internet (including American FundsLine and americanfunds.com) are limited to $75,000 per American Funds shareholder each day.

•	Checks must be made payable to the registered shareholder.

•	Checks must be mailed to an address of record that has been used with the account for at least 10 days.

If you recently purchased shares and subsequently request a redemption of those shares, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that checks or drafts (including certified or cashier’s checks) for the shares purchased have cleared (normally 10 business days).

Transactions by telephone, fax or the Internet

Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

 Distributions and taxes

Dividends and distributions

The fund intends to distribute dividends to you, usually in March, June, September and December.

Capital gains, if any, are usually distributed in December. When a dividend or a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value. Dividends and capital gain distributions for 529 share classes will be automatically reinvested.

Taxes on dividends and distributions

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you or your account is tax-exempt or tax-deferred.

For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. Some or all of your dividends may be eligible for a reduced tax rate if you meet a holding period requirement. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Taxes on transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Shareholder fees

Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions. By contrast, fees paid directly to advisers by a fund shareholder for ongoing advice are deductible for income tax purposes only to the extent that they (combined with certain other qualifying expenses) exceed 2% of such shareholder’s adjusted gross income.

Please see your tax adviser for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

 Financial highlights

The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. For more information about these reimbursements/waivers, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request.

		Income (loss) from investment operations1			Dividends and distributions
	Net asset value, beginning of period	Net investment income2	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return3,4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers4	Ratio of net income to average net assets2,4
Class A:
Year ended 10/31/2009	$42.26	$1.83	$4.40	$6.23	$(2.08)	$—	$(2.08)	$46.41	15.44%	$56,648	.66%	.66%	4.40%
Year ended 10/31/2008	68.58	2.31	(23.58)	(21.27)	(2.65)	(2.40)	(5.05)	42.26	(32.88)	55,418	.58	.55	4.03
Year ended 10/31/2007	59.91	2.52	9.62	12.14	(2.30)	(1.17)	(3.47)	68.58	20.93	83,524	.58	.55	3.97
Year ended 10/31/2006	52.58	2.13	8.06	10.19	(2.17)	(.69)	(2.86)	59.91	20.00	58,439	.58	.55	3.82
Year ended 10/31/2005	50.75	2.01	2.56	4.57	(1.84)	(.90)	(2.74)	52.58	9.11	42,303	.59	.57	3.79
Class B:
Year ended 10/31/2009	42.26	1.51	4.40	5.91	(1.78)	—	(1.78)	46.39	14.57	3,520	1.44	1.43	3.64
Year ended 10/31/2008	68.58	1.87	(23.58)	(21.71)	(2.21)	(2.40)	(4.61)	42.26	(33.41)	3,711	1.35	1.33	3.25
Year ended 10/31/2007	59.91	2.03	9.62	11.65	(1.81)	(1.17)	(2.98)	68.58	20.02	5,923	1.35	1.32	3.19
Year ended 10/31/2006	52.58	1.69	8.06	9.75	(1.73)	(.69)	(2.42)	59.91	19.07	4,413	1.37	1.34	3.04
Year ended 10/31/2005	50.75	1.59	2.56	4.15	(1.42)	(.90)	(2.32)	52.58	8.26	3,371	1.38	1.36	3.01
(The Financial Highlights table continues on the following page.)
Class C:
Year ended 10/31/2009	$42.26	$1.50	$4.40	$5.90	$(1.77)	$—	$(1.77)	$46.39	14.54%	$8,323	1.47%	1.47%	3.59%
Year ended 10/31/2008	68.58	1.84	(23.58)	(21.74)	(2.18)	(2.40)	(4.58)	42.26	(33.45)	8,609	1.40	1.38	3.21
Year ended 10/31/2007	59.91	2.00	9.62	11.62	(1.78)	(1.17)	(2.95)	68.58	19.97	13,406	1.39	1.37	3.16
Year ended 10/31/2006	52.58	1.67	8.06	9.73	(1.71)	(.69)	(2.40)	59.91	19.02	8,616	1.41	1.38	2.99
Year ended 10/31/2005	50.75	1.56	2.56	4.12	(1.39)	(.90)	(2.29)	52.58	8.19	5,867	1.44	1.42	2.94
Class F-1:
Year ended 10/31/2009	42.26	1.84	4.39	6.23	(2.08)	—	(2.08)	46.41	15.43	3,142	.66	.66	4.43
Year ended 10/31/2008	68.58	2.29	(23.58)	(21.29)	(2.63)	(2.40)	(5.03)	42.26	(32.90)	3,701	.62	.59	4.00
Year ended 10/31/2007	59.91	2.50	9.62	12.12	(2.28)	(1.17)	(3.45)	68.58	20.89	6,020	.61	.58	3.95
Year ended 10/31/2006	52.58	2.11	8.06	10.17	(2.15)	(.69)	(2.84)	59.91	19.94	3,494	.62	.60	3.76
Year ended 10/31/2005	50.75	1.96	2.56	4.52	(1.79)	(.90)	(2.69)	52.58	9.01	2,141	.68	.65	3.71
Class F-2:
Year ended 10/31/2009	42.26	1.78	4.54	6.32	(2.18)	—	(2.18)	46.40	15.68	979	.42	.41	4.09
Period from 8/1/2008 to 10/31/20085	54.90	.43	(12.53)	(12.10)	(.54)	—	(.54)	42.26	(22.13)	105	.10	.10	.90
Class 529-A:
Year ended 10/31/2009	42.26	1.81	4.39	6.20	(2.06)	—	(2.06)	46.40	15.36	1,221	.71	.71	4.34
Year ended 10/31/2008	68.58	2.27	(23.58)	(21.31)	(2.61)	(2.40)	(5.01)	42.26	(32.93)	1,011	.66	.63	3.97
Year ended 10/31/2007	59.91	2.47	9.62	12.09	(2.25)	(1.17)	(3.42)	68.58	20.84	1,273	.65	.63	3.92
Year ended 10/31/2006	52.58	2.10	8.06	10.16	(2.14)	(.69)	(2.83)	59.91	19.92	760	.64	.61	3.77
Year ended 10/31/2005	50.75	1.95	2.56	4.51	(1.78)	(.90)	(2.68)	52.58	8.99	458	.71	.68	3.70
Class 529-B:
Year ended 10/31/2009	42.26	1.47	4.40	5.87	(1.75)	—	(1.75)	46.38	14.47	147	1.53	1.52	3.53
Year ended 10/31/2008	68.58	1.80	(23.58)	(21.78)	(2.14)	(2.40)	(4.54)	42.26	(33.49)	131	1.47	1.44	3.15
Year ended 10/31/2007	59.91	1.96	9.62	11.58	(1.74)	(1.17)	(2.91)	68.58	19.89	178	1.46	1.44	3.09
Year ended 10/31/2006	52.58	1.63	8.06	9.69	(1.67)	(.69)	(2.36)	59.91	18.93	122	1.49	1.46	2.93
Year ended 10/31/2005	50.75	1.50	2.56	4.06	(1.33)	(.90)	(2.23)	52.58	8.08	83	1.55	1.53	2.85
Class 529-C:
Year ended 10/31/2009	$42.26	$1.47	$4.41	$5.88	$(1.76)	$—	$(1.76)	$46.38	14.48%	$460	1.52%	1.52%	3.53%
Year ended 10/31/2008	68.58	1.81	(23.58)	(21.77)	(2.15)	(2.40)	(4.55)	42.26	(33.49)	384	1.46	1.44	3.16
Year ended 10/31/2007	59.91	1.96	9.62	11.58	(1.74)	(1.17)	(2.91)	68.58	19.89	499	1.46	1.44	3.11
Year ended 10/31/2006	52.58	1.63	8.06	9.69	(1.67)	(.69)	(2.36)	59.91	18.94	306	1.47	1.45	2.94
Year ended 10/31/2005	50.75	1.51	2.56	4.07	(1.34)	(.90)	(2.24)	52.58	8.10	192	1.54	1.52	2.86
Class 529-E:
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	—	(1.95)	46.40	15.05	56	1.01	1.01	4.04
Year ended 10/31/2008	68.58	2.10	(23.58)	(21.48)	(2.44)	(2.40)	(4.84)	42.26	(33.14)	48	.95	.93	3.67
Year ended 10/31/2007	59.91	2.28	9.62	11.90	(2.06)	(1.17)	(3.23)	68.58	20.49	63	.95	.93	3.61
Year ended 10/31/2006	52.58	1.92	8.06	9.98	(1.96)	(.69)	(2.65)	59.91	19.55	40	.96	.94	3.45
Year ended 10/31/2005	50.75	1.78	2.56	4.34	(1.61)	(.90)	(2.51)	52.58	8.64	25	1.02	1.00	3.38
Class 529-F-1:
Year ended 10/31/2009	42.26	1.90	4.39	6.29	(2.14)	—	(2.14)	46.41	15.60	33	.51	.51	4.55
Year ended 10/31/2008	68.58	2.38	(23.58)	(21.20)	(2.72)	(2.40)	(5.12)	42.26	(32.79)	29	.46	.43	4.20
Year ended 10/31/2007	59.91	2.60	9.62	12.22	(2.38)	(1.17)	(3.55)	68.58	21.08	33	.46	.43	4.17
Year ended 10/31/2006	52.58	2.20	8.06	10.26	(2.24)	(.69)	(2.93)	59.91	20.12	14	.46	.44	3.95
Year ended 10/31/2005	50.75	1.97	2.56	4.53	(1.80)	(.90)	(2.70)	52.58	9.04	6	.63	.60	3.78

	Year ended October 31
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	43%	30%	24%	26%	20%

1	Based on average shares outstanding.
2
For the year ended October 31, 2007, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.22 and 0.34%, respectively. The impact to the other share classes would have been approximately the same.

3	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
4
This column reflects the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. During some of the periods shown, Capital Research and Management Company reduced fees for investment advisory services.

5	Based on operations for the period shown and, accordingly, may not be representative of a full year.

For shareholder services	American Funds Service Company 800/421-0180
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company 800/421-0180, ext. 529
For 24-hour information	American FundsLine 800/325-3590 americanfunds.com

Telephone calls you have with American Funds may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to American Funds on the telephone, you consent to such monitoring and recording.

Annual/Semi-annual report to shareholders   The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies and the independent registered public accounting firm’s report (in the annual report).

Program description  The CollegeAmerica® 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics   The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C. (202/551-8090), on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, americanfunds.com.

E-delivery and household mailings   Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, americanfunds.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at 800/421-0180 or write to the secretary of the fund at 333 South Hope Street, Los Angeles, California 90071.

Securities Investor Protection Corporation (SIPC)   Shareholders may obtain information about SIPC® on its website at sipc.org or by calling 202/371-8300.

MFGEPR-912-0710P Litho in USA CGD/B/8006	Investment Company File No. 811-05085
The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Capital Income Builder®

Class A R-1 R-2	Ticker CAIBX RIRAX RIRBX	R-3 R-4 R-5 R-6	RIRCX RIREX RIRFX RIRGX

Retirement plan prospectus
July 1, 2010

Investment objectives     1
Fees and expenses of the fund     1
Principal investment strategies     2
Principal risks     3
Investment results     4
Management     6
Purchase and sale of fund shares     7
Tax information     7
Payments to broker-dealers and other financial intermediaries     7
Investment objectives, strategies and risks     8

Additional investment results     10
Management and organization     11
Purchase, exchange and sale of shares     15
Sales charges     19
Sales charge reductions     21
Rollovers from retirement plans to IRAs     23
Plans of distribution     24
Other compensation to dealers     25
Distributions and taxes     26
Financial highlights     27

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

 Investment objectives

The fund has two primary investment objectives. It seeks (1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital.

 Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions” section on page 21 of the retirement plan prospectus and in the “Sales charge reductions and waivers” section on page 64 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
	Class A	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none
Redemption or exchange fees	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	R-1	R-2	R-3	R-4	R-5	R-6
Management fees	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%
Distribution and/or service (12b-1) fees	0.23	1.00	0.75	0.50	0.25	none	none
Other expenses	0.16	0.18	0.54	0.25	0.18	0.13	0.09*
Total annual fund operating expenses	0.66	1.45	1.56	1.02	0.70	0.40	0.36

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$639	$774	$922	$1,350
R-1	148	459	792	1,735
R-2	159	493	850	1,856
R-3	104	325	563	1,248
R-4	72	224	390	871
R-5	41	128	224	505
R-6	37	116	202	456

*	Estimated by annualizing actual fees and expenses of the share class for a partial year.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 43% of the average value of its portfolio.

 Principal investment strategies

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States.

The investment adviser uses a system of multiple portfolio counselors in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual counselors who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

 Principal risks

You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market risks — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Interest rate risks — The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Credit risks — Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Risks of investing outside the U.S. — Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent. These investments may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

 Investment results

The bar chart below shows how the fund’s investment results have varied from year to year, and the table on page 5 shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. Lipper Income Funds Average includes the fund and other mutual funds that disclose investment objectives that are reasonably comparable to those of the fund. This information provides some indication of the risks of investing in the fund. Past results are not predictive of future results. Updated information on the fund’s results can be obtained by visiting americanfunds.com.

Highest/Lowest quarterly results during this time period were:

Highest                     13.16%                (quarter ended June 30, 2009)

Lowest                   –14.29%                 (quarter ended December 31, 2008)

The fund’s total return for the three months ended March 31, 2010, was 1.11%.

Average annual total returns For the periods ended December 31, 2009 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A	7/30/1987	13.70%	2.42%	6.68%	9.63%

Share class	Inception date	1 year	5 years	Lifetime
R-1	6/11/2002	19.69%	2.78%	5.65%
R-2	5/31/2002	19.59	2.75	5.42
R-3	6/4/2002	20.19	3.24	6.00
R-4	5/20/2002	20.59	3.56	6.30
R-5	5/15/2002	20.93	3.87	6.61

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 (reflects no deductions for fees, expenses or taxes)	26.47%	0.42%	–0.95%	8.20%
Lipper Income Funds Average (reflects no deductions for fees or taxes)	21.98	2.65	3.71	8.27
Class A annualized 30-day yield at October 31, 2009: 3.60% (For current yield information, please call American FundsLine® at 800/325-3590.)

 Management

Investment adviser

Capital Research and Management Company

Portfolio counselors

The individuals primarily responsible for the portfolio management of the fund are:

Portfolio counselor/ Fund title (if applicable)	Portfolio counselor experience in this fund	Primary title with investment adviser
James B. Lovelace Vice Chairman of the Board	19 years	Senior Vice President – Capital Research Global Investors
Joyce E. Gordon President and Trustee	11 years	Senior Vice President – Capital Research Global Investors
Mark R. Macdonald Executive Vice President	10 years	Senior Vice President – Fixed Income, Capital Research and Management Company
David A. Hoag Senior Vice President	6 years	Senior Vice President – Fixed Income, Capital Research and Management Company
David M. Riley Senior Vice President	7 years	Senior Vice President – Capital Research Global Investors
Timothy D. Armour	5 years	Senior Vice President – Capital Research Global Investors

 Purchase and sale of fund shares

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer authorized to sell these classes of the fund’s shares. Investment dealers may impose transaction charges in addition to those described in this prospectus.

Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

 Tax information

Dividends and capital gains distributed by the fund to tax-deferred retirement plan accounts are not currently taxable.

 Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

 Investment objectives, strategies and risks

The fund has two primary investment objectives. It seeks (1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital. The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States, including developing countries.

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities, including preferred stocks and convertible preferred stocks). Generally, the fund may invest in common stocks of companies with a broad range of capitalizations and may invest in debt securities of any maturity or duration. In addition, the fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund’s debt obligations will consist primarily of investment-grade bonds (rated Baa3 or better or BBB- or better by a nationally recognized statistical rating organization or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may invest to a limited extent in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by a nationally recognized statistical rating organization or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall.

In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

In addition, longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent. These investments may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

The fund may also hold cash or money market instruments. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may hold a significant portion of its assets in such securities. The investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. A larger percentage of cash or money market instruments could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information. You should consider how this fund fits into your overall investment program.

 Additional investment results

Unlike the table on page 5, the table below reflects the fund’s results calculated without a sales charge.

Average annual total returns For the periods ended December 31, 2009 (without maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	7/30/1987	20.63%	3.64%	7.31%	9.92%

Share class (before taxes)	Inception date	1 year	5 years	Lifetime
R-1	6/11/2002	19.69%	2.78%	5.65%
R-2	5/31/2002	19.59	2.75	5.42
R-3	6/4/2002	20.19	3.24	6.00
R-4	5/20/2002	20.59	3.56	6.30
R-5	5/15/2002	20.93	3.87	6.61

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 (reflects no deductions for fees, expenses or taxes)	26.47%	0.42%	–0.95%	8.20%
Lipper Income Funds Average (reflects no deductions for fees or taxes)	21.98	2.65	3.71	8.27
Class A distribution rate at December 31, 2009: 4.08%* (For current yield information, please call American FundsLine® at 800/325-3590.)

*	The distribution rate is based on actual dividends paid to Class A shareholders over a 12-month period. Capital gain distributions, if any, are added back to net asset value to determine the rate.

The investment results tables above and on page 5 show how the fund’s average annual total returns compare with various broad measures of market results. Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. The Lipper Income Funds Average is composed of funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges or taxes.

All fund results reflected in the “Investment results” section of this prospectus and this “Additional investment results” section reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the period presented.

 Management and organization

Investment adviser

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071, and 6455 Irvine Center Drive, Irvine, California 92618. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” The management fee is based on the daily net assets of the fund and the fund’s monthly gross investment income. Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the fund’s investment advisory and service agreement by the fund’s board of trustees is contained in the fund’s annual report to shareholders for the fiscal year ended October 31, 2009.

Capital Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

Rather than remain as investment divisions, Capital World Investors and Capital Research Global Investors may be incorporated into wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its Fixed Income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders approved this arrangement at a meeting of the fund’s shareholders on November 24, 2009. There is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. Subject to best execution, the investment adviser may consider investment research and/or brokerage services provided to the adviser in placing orders for the fund’s portfolio transactions. The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of funds managed by the investment adviser or its affiliated companies; however, it does not give consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions. A more detailed description of the investment adviser’s policies is included in the fund’s statement of additional information.

Portfolio holdings

Portfolio holdings information for the fund is available on the American Funds website at americanfunds.com. To reach this information, access the fund’s detailed information page on the website. A list of the fund’s top 10 equity holdings, updated as of each month-end, is generally posted to this page within 14 days after the end of the applicable month. A link to the fund’s complete list of publicly disclosed portfolio holdings, updated as of each calendar quarter-end, is generally posted to this page within 45 days after the end of the applicable quarter. Both lists remain available on the website until new information for the next month or quarter is posted. Portfolio holdings information for the fund is also contained in reports filed with the U.S. Securities and Exchange Commission.

A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

Multiple portfolio counselor system

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions. The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio counselors.

Portfolio counselor	Investment experience	Experience in this fund	Role in management of the fund
James B. Lovelace	Investment professional for 28 years, all with Capital Research and Management Company or affiliate	19 years (plus 3 years of prior experience as an investment analyst for the fund)	Serves as an income-producing equity portfolio counselor
Joyce E. Gordon	Investment professional for 30 years, all with Capital Research and Management Company or affiliate	11 years (plus 11 years of prior experience as an investment analyst for the fund)	Serves as an income-producing equity portfolio counselor
Mark R. Macdonald	Investment professional for 25 years in total; 16 years with Capital Research and Management Company or affiliate	10 years	Serves as a fixed-income portfolio counselor
David A. Hoag	Investment professional for 22 years in total; 19 years with Capital Research and Management Company or affiliate	6 years	Serves as a fixed-income portfolio counselor
David M. Riley	Investment professional for 16 years, all with Capital Research and Management Company or affiliate	7 years (plus 8 years of prior experience as an investment analyst for the fund)	Serves as an income-producing equity portfolio counselor
Timothy D. Armour	Investment professional for 27 years, all with Capital Research and Management Company or affiliate	5 years	Serves as an income-producing equity portfolio counselor

Information regarding the portfolio counselors’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer or retirement plan recordkeeper for more information.

 Purchase, exchange and sale of shares

American Funds Service Company, the fund’s transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

Purchases and exchanges

Eligible retirement plans generally may open an account and purchase Class A or

R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs.

Class R shares are generally available only to 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. Class R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. In addition, Class R-6 shares are available for investment by American Funds Target Date Retirement Series,® and Class R-5 shares are available to other registered investment companies approved by the fund. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other American Funds. Exchanges of Class A shares from American Funds Money Market Fund® purchased without a sales charge generally will be subject to the appropriate sales charge.

Frequent trading of fund shares

The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund, may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of trustees has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from the fund will be precluded from investing in the fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as purchases and redemptions of shares having a value of less than $5,000; transactions in Class 529 shares; purchases and redemptions resulting from reallocations by American Funds Target Date Retirement Series; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system; purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and systematic redemptions and purchases, where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record-keepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures and purchase blocking policy, all transactions in fund shares remain subject to the right of the fund and American Funds Distributors to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

Valuing shares

The net asset value of each share class of the fund is the value of a single share. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. The fund will not calculate net asset values on days that the New York Stock Exchange is closed for trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making “fair value” determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s securities that principally trade in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares) or sold at the net asset value next determined after American

Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction.

Moving between share classes and accounts

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

Fund expenses

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table in this prospectus.

The “Other expenses” items in the table on page 1 include custodial, legal, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Sub-transfer agent/recordkeeping payments may be made to the fund’s investment adviser, affiliates of the adviser and unaffiliated third parties for providing recordkeeping and other administrative services to retirement plans invested in the fund in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/ recordkeeping services will vary depending on the share class selected and the entity receiving the payments. The table below shows the maximum payments to entities providing these services to retirement plans.

	Payments to affiliated entities	Payments to unaffiliated entities
Class A	.05% of assets or $12 per participant position1	.05% of assets or $12 per participant position1
Class R-1	.10% of assets	.10% of assets
Class R-2	.15% of assets plus $27 per participant position2 or .35% of assets3	.25% of assets
Class R-3	.10% of assets plus $12 per participant position2 or .19% of assets3	.15% of assets
Class R-4	.10% of assets	.10% of assets
Class R-5	.05% of assets	.05% of assets
Class R-6	none	none

1 Payment amount depends on the date upon which services commenced.
2 Payment with respect to Recordkeeper Direct program.
3 Payment with respect to PlanPremier program.

 Sales charges

Class A shares

The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

Class A share purchases not subject to sales charges

The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

•
investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of your investment dealer’s load-waived Class A share program with the American Funds; and

•	certain rollover investments from retirement plans to IRAs (see “Rollovers from retirement plans to IRAs” in this prospectus for more information).

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell American Funds and employees of The Capital Group Companies, Inc. Please see the statement of additional information for more information.

Employer-sponsored retirement plans

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in Class A or C shares, unless it was invested in Class A or C shares before January 1, 2009.

Class R shares

Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

 Sales charge reductions

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your adviser or American Funds Service Company know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your adviser or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions through a link on the home page of the American Funds website at americanfunds.com, from the statement of additional information or from your financial adviser.

Reducing your Class A initial sales charge

Consistent with the policies described in this prospectus, two or more retirement plans of an employer or employer’s affiliates may combine all of their American Funds investments to reduce their Class A sales charge. Certain investments in the American Funds Target Date Retirement Series may also be combined for this purpose. Please see the American Funds Target Date Retirement Series prospectus for further information. However, for this purpose, investments representing direct purchases of American Funds Money Market Fund are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Concurrent purchases

Simultaneous purchases of any class of shares of two or more American Funds (excluding American Funds Money Market Fund) may be combined to qualify for a reduced Class A sales charge.

Rights of accumulation

You may take into account your accumulated holdings in all share classes of the American Funds (excluding American Funds Money Market Fund) to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional American Funds investment) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals. Please see the statement of additional information for further details. You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention

You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine all purchases of all share classes of the American Funds (excluding American Funds Money Market Fund) you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See “Sales charges” in this prospectus for more information.

Right of reinvestment

If you notify American Funds Service Company, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in American Funds Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to  a purchase block as described under “Frequent trading of fund shares” in this prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus.

 Rollovers from retirement plans to IRAs

Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus and the prospectus for nonretirement plan shareholders. More information on Class C and F shares can be found in the fund’s prospectus for nonretirement plan shareholders. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

•	rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

•	rollovers to IRAs that are attributable to American Funds investments, if they meet the following requirements:

—	the assets being rolled over were invested in American Funds at the time of distribution; and

—	the rolled over assets are contributed to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets invested in Class A shares that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in this prospectus and the statement of additional information.

 Plans of distribution

The fund has plans of distribution or “12b-1 plans” for certain share classes, under which it may finance activities primarily intended to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of up to .30% for Class A shares, up to 1.00% for Class R-1 and R-2 shares, up to .75% for Class R-3 shares and up to .50% for Class R-4 shares. For all share classes indicated above, up to .25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class may be used for distribution expenses.

The 12b-1 fees paid by each share class of the fund, as a percentage of average net assets for the previous fiscal year, are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets or income on an ongoing basis, over time they may cost you more than paying other types of sales charges and reduce the return of your investment.

 Other compensation to dealers

American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 100 dealers (or their affiliates) that have sold shares of the American Funds. The level of payments made to a qualifying firm in any given year will vary and in no case would exceed the sum of (a) .10% of the previous year’s American Funds sales by that dealer and (b) .02% of American Funds assets attributable to that dealer. For calendar year 2009, aggregate payments made by American Funds Distributors to dealers were less than .02% of the average assets of the American Funds. Aggregate payments may also change from year to year. A number of factors will be considered in determining payments, including the qualifying dealer’s sales, assets and redemption rates, and the quality of the dealer’s relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings conducted by dealers outside the top 100 firms to facilitate educating financial advisers and shareholders about the American Funds. If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives in differing amounts, dealer firms and their advisers may have financial incentives for recommending a particular mutual fund over other mutual funds or investments. You should consult with your financial adviser and review carefully any disclosure by your financial adviser’s firm as to compensation received.

 Distributions and taxes

Dividends and distributions

The fund intends to distribute dividends to shareholders, usually in March, June, September and December.

Capital gains, if any, are usually distributed in December. When a dividend or a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividends and capital gain distributions paid to retirement plan shareholders will be automatically reinvested.

Taxes on dividends and distributions

Dividends and capital gains distributed by the fund to tax-deferred retirement plan accounts are not currently taxable.

Taxes on transactions

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Please see your tax adviser for more information.

 Financial highlights

The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. For more information about these reimbursements/waivers, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request.

Income (loss) from investment operations1	Dividends and distributions
Net asset value, beginning of period	Net investment income2	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return3,4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers4	Ratio of net income to average net assets2,4
Class A:
Year ended 10/31/2009	$42.26	$1.83	$4.40	$6.23	$(2.08)	$—	$(2.08)	$46.41	15.44%	$56,648	.66%	.66%	4.40%
Year ended 10/31/2008	68.58	2.31	(23.58)	(21.27)	(2.65)	(2.40)	(5.05)	42.26	(32.88)	55,418	.58	.55	4.03
Year ended 10/31/2007	59.91	2.52	9.62	12.14	(2.30)	(1.17)	(3.47)	68.58	20.93	83,524	.58	.55	3.97
Year ended 10/31/2006	52.58	2.13	8.06	10.19	(2.17)	(.69)	(2.86)	59.91	20.00	58,439	.58	.55	3.82
Year ended 10/31/2005	50.75	2.01	2.56	4.57	(1.84)	(.90)	(2.74)	52.58	9.11	42,303	.59	.57	3.79
Class R-1:
Year ended 10/31/2009	42.26	1.50	4.41	5.91	(1.79)	—	(1.79)	46.38	14.55	125	1.45	1.45	3.59
Year ended 10/31/2008	68.58	1.85	(23.58)	(21.73)	(2.19)	(2.40)	(4.59)	42.26	(33.43)	104	1.38	1.36	3.26
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.94	133	1.42	1.40	3.17
Year ended 10/31/2006	52.58	1.65	8.06	9.71	(1.69)	(.69)	(2.38)	59.91	18.98	69	1.44	1.41	2.96
Year ended 10/31/2005	50.75	1.54	2.56	4.10	(1.37)	(.90)	(2.27)	52.58	8.15	34	1.50	1.46	2.91

Class R-2:
Year ended 10/31/2009	$42.26	$1.45	$4.41	$5.86	$(1.74)	$—	$(1.74)	$46.38	14.44%	$633	1.56%	1.55%	3.48%
Year ended 10/31/2008	68.58	1.81	(23.58)	(21.77)	(2.15)	(2.40)	(4.55)	42.26	(33.48)	501	1.45	1.43	3.18
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.93	647	1.45	1.41	3.14
Year ended 10/31/2006	52.58	1.65	8.06	9.71	(1.69)	(.69)	(2.38)	59.91	18.98	395	1.55	1.42	2.97
Year ended 10/31/2005	50.75	1.55	2.56	4.11	(1.38)	(.90)	(2.28)	52.58	8.18	241	1.61	1.44	2.95
Class R-3:
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	—	(1.95)	46.40	15.04	801	1.02	1.02	4.03
Year ended 10/31/2008	68.58	2.09	(23.58)	(21.49)	(2.43)	(2.40)	(4.83)	42.26	(33.14)	664	.96	.94	3.67
Year ended 10/31/2007	59.91	2.27	9.62	11.89	(2.05)	(1.17)	(3.22)	68.58	20.47	817	.97	.94	3.61
Year ended 10/31/2006	52.58	1.91	8.06	9.97	(1.95)	(.69)	(2.64)	59.91	19.51	454	.98	.96	3.42
Year ended 10/31/2005	50.75	1.80	2.56	4.36	(1.63)	(.90)	(2.53)	52.58	8.68	268	1.00	.98	3.41
Class R-4:
Year ended 10/31/2009	42.26	1.81	4.40	6.21	(2.07)	—	(2.07)	46.40	15.39	347	.70	.69	4.32
Year ended 10/31/2008	68.58	2.27	(23.58)	(21.31)	(2.61)	(2.40)	(5.01)	42.26	(32.93)	240	.65	.63	3.99
Year ended 10/31/2007	59.91	2.46	9.62	12.08	(2.24)	(1.17)	(3.41)	68.58	20.83	270	.67	.64	3.95
Year ended 10/31/2006	52.58	2.07	8.06	10.13	(2.11)	(.69)	(2.80)	59.91	19.88	119	.68	.66	3.68
Year ended 10/31/2005	50.75	1.95	2.56	4.51	(1.78)	(.90)	(2.68)	52.58	9.01	70	.70	.68	3.71
Class R-5:
Year ended 10/31/2009	42.26	1.97	4.36	6.33	(2.17)	—	(2.17)	46.42	15.72	376	.40	.40	4.83
Year ended 10/31/2008	68.58	2.44	(23.58)	(21.14)	(2.78)	(2.40)	(5.18)	42.26	(32.73)	717	.36	.34	4.28
Year ended 10/31/2007	59.91	2.65	9.62	12.27	(2.43)	(1.17)	(3.60)	68.58	21.17	879	.37	.35	4.22
Year ended 10/31/2006	52.58	2.24	8.06	10.30	(2.28)	(.69)	(2.97)	59.91	20.23	467	.38	.36	4.03
Year ended 10/31/2005	50.75	2.11	2.56	4.67	(1.94)	(.90)	(2.84)	52.58	9.33	292	.39	.37	4.00
Class R-6:
Six months ended 10/31/20095	39.83	1.00	6.55	7.55	(.96)	—	(.96)	46.42	19.10	318	.36	6.36	6	4.53	6
(The Financial Highlights table continues on the following page.)

	Year ended October 31
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	43%	30%	24%	26%	20%

1	Based on average shares outstanding.
2
For the year ended October 31, 2007, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.22 and 0.34%, respectively. The impact to the other share classes would have been approximately the same.

3	Total returns exclude any applicable sales charges.
4
This column reflects the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. During some of the periods shown, Capital Research and Management Company reduced fees for investment advisory services. In addition, during some of the periods shown, Capital Research and Management Company paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.

5	Based on operations for the period shown and, accordingly, may not be representative of a full year.
6	Annualized.

Notes

|

For shareholder services	American Funds Service Company 800/421-0180
For retirement plan services	Call your employer or plan administrator
For 24-hour information	americanfunds.com For Class R share information, visit AmericanFundsRetirement.com

Telephone calls you have with American Funds may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to American Funds on the telephone, you consent to such monitoring and recording.

Multiple translations   This prospectus may be translated into other languages. If there is any inconsistency or ambiguity in the meaning of any translated word or phrase, the English text will prevail.

Annual/Semi-annual report to shareholders   The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics   The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C. (202/551-8090), on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, americanfunds.com.

E-delivery and household mailings   Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, americanfunds.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics or annual/semi-annual report to shareholders please call American Funds Service Company at 800/421-0180 or write to the secretary of the fund at 333 South Hope Street, Los Angeles, California 90071.

Securities Investor Protection Corporation (SIPC)   Shareholders may obtain information about SIPC® on its website at sipc.org or by calling 202/371-8300.

RPGEPR-912-0710P Litho in USA CGD/B/8030	Investment Company File No. 811-05085
The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE RETIREMENT PLAN PROSPECTUS FOR THE FUND.

/s/	VINCENT P. CORTI
VINCENT P. CORTI
SECRETARY

Capital Income Builder®

Class A R-1 R-2	Ticker CAIBX RIRAX RIRBX	R-3 R-4 R-5 R-6	RIRCX RIREX RIRFX RIRGX

Retirement plan prospectus
July 1, 2010

Investment objectives     1
Fees and expenses of the fund     1
Principal investment strategies     2
Principal risks     3
Investment results     4
Management     6
Purchase and sale of fund shares     7
Tax information     7
Payments to broker-dealers and other financial intermediaries     7
Investment objectives, strategies and risks     8

Additional investment results     10
Management and organization     11
Purchase, exchange and sale of shares     15
Sales charges     19
Sales charge reductions     21
Rollovers from retirement plans to IRAs     23
Plans of distribution     24
Other compensation to dealers     25
Distributions and taxes     26
Financial highlights     27

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

 Investment objectives

The fund has two primary investment objectives. It seeks (1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital.

 Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions” section on page 21 of the retirement plan prospectus and in the “Sales charge reductions and waivers” section on page 64 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
	Class A	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none
Redemption or exchange fees	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	R-1	R-2	R-3	R-4	R-5	R-6
Management fees	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%
Distribution and/or service (12b-1) fees	0.23	1.00	0.75	0.50	0.25	none	none
Other expenses	0.16	0.18	0.54	0.25	0.18	0.13	0.09*
Total annual fund operating expenses	0.66	1.45	1.56	1.02	0.70	0.40	0.36

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$639	$774	$922	$1,350
R-1	148	459	792	1,735
R-2	159	493	850	1,856
R-3	104	325	563	1,248
R-4	72	224	390	871
R-5	41	128	224	505
R-6	37	116	202	456

*	Estimated by annualizing actual fees and expenses of the share class for a partial year.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 43% of the average value of its portfolio.

 Principal investment strategies

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States.

The investment adviser uses a system of multiple portfolio counselors in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual counselors who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

 Principal risks

You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market risks — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Interest rate risks — The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Credit risks — Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Risks of investing outside the U.S. — Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent. These investments may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

 Investment results

The bar chart below shows how the fund’s investment results have varied from year to year, and the table on page 5 shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. Lipper Income Funds Average includes the fund and other mutual funds that disclose investment objectives that are reasonably comparable to those of the fund. This information provides some indication of the risks of investing in the fund. Past results are not predictive of future results. Updated information on the fund’s results can be obtained by visiting americanfunds.com.

Highest/Lowest quarterly results during this time period were:

Highest                     13.16%                (quarter ended June 30, 2009)

Lowest                   –14.29%                 (quarter ended December 31, 2008)

The fund’s total return for the three months ended March 31, 2010, was 1.11%.

Average annual total returns For the periods ended December 31, 2009 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A	7/30/1987	13.70%	2.42%	6.68%	9.63%

Share class	Inception date	1 year	5 years	Lifetime
R-1	6/11/2002	19.69%	2.78%	5.65%
R-2	5/31/2002	19.59	2.75	5.42
R-3	6/4/2002	20.19	3.24	6.00
R-4	5/20/2002	20.59	3.56	6.30
R-5	5/15/2002	20.93	3.87	6.61

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 (reflects no deductions for fees, expenses or taxes)	26.47%	0.42%	–0.95%	8.20%
Lipper Income Funds Average (reflects no deductions for fees or taxes)	21.98	2.65	3.71	8.27
Class A annualized 30-day yield at October 31, 2009: 3.60% (For current yield information, please call American FundsLine® at 800/325-3590.)

 Management

Investment adviser

Capital Research and Management Company

Portfolio counselors

The individuals primarily responsible for the portfolio management of the fund are:

Portfolio counselor/ Fund title (if applicable)	Portfolio counselor experience in this fund	Primary title with investment adviser
James B. Lovelace Vice Chairman of the Board	19 years	Senior Vice President – Capital Research Global Investors
Joyce E. Gordon President and Trustee	11 years	Senior Vice President – Capital Research Global Investors
Mark R. Macdonald Executive Vice President	10 years	Senior Vice President – Fixed Income, Capital Research and Management Company
David A. Hoag Senior Vice President	6 years	Senior Vice President – Fixed Income, Capital Research and Management Company
David M. Riley Senior Vice President	7 years	Senior Vice President – Capital Research Global Investors
Timothy D. Armour	5 years	Senior Vice President – Capital Research Global Investors

 Purchase and sale of fund shares

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer authorized to sell these classes of the fund’s shares. Investment dealers may impose transaction charges in addition to those described in this prospectus.

Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

 Tax information

Dividends and capital gains distributed by the fund to tax-deferred retirement plan accounts are not currently taxable.

 Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

 Investment objectives, strategies and risks

The fund has two primary investment objectives. It seeks (1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital. The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States, including developing countries.

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities, including preferred stocks and convertible preferred stocks). Generally, the fund may invest in common stocks of companies with a broad range of capitalizations and may invest in debt securities of any maturity or duration. In addition, the fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund’s debt obligations will consist primarily of investment-grade bonds (rated Baa3 or better or BBB- or better by a nationally recognized statistical rating organization or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may invest to a limited extent in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by a nationally recognized statistical rating organization or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall.

In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

In addition, longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent. These investments may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

The fund may also hold cash or money market instruments. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may hold a significant portion of its assets in such securities. The investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. A larger percentage of cash or money market instruments could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information. You should consider how this fund fits into your overall investment program.

 Additional investment results

Unlike the table on page 5, the table below reflects the fund’s results calculated without a sales charge.

Average annual total returns For the periods ended December 31, 2009 (without maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	7/30/1987	20.63%	3.64%	7.31%	9.92%

Share class (before taxes)	Inception date	1 year	5 years	Lifetime
R-1	6/11/2002	19.69%	2.78%	5.65%
R-2	5/31/2002	19.59	2.75	5.42
R-3	6/4/2002	20.19	3.24	6.00
R-4	5/20/2002	20.59	3.56	6.30
R-5	5/15/2002	20.93	3.87	6.61

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 (reflects no deductions for fees, expenses or taxes)	26.47%	0.42%	–0.95%	8.20%
Lipper Income Funds Average (reflects no deductions for fees or taxes)	21.98	2.65	3.71	8.27
Class A distribution rate at December 31, 2009: 4.08%* (For current yield information, please call American FundsLine® at 800/325-3590.)

*	The distribution rate is based on actual dividends paid to Class A shareholders over a 12-month period. Capital gain distributions, if any, are added back to net asset value to determine the rate.

The investment results tables above and on page 5 show how the fund’s average annual total returns compare with various broad measures of market results. Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. The Lipper Income Funds Average is composed of funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges or taxes.

All fund results reflected in the “Investment results” section of this prospectus and this “Additional investment results” section reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the period presented.

 Management and organization

Investment adviser

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071, and 6455 Irvine Center Drive, Irvine, California 92618. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” The management fee is based on the daily net assets of the fund and the fund’s monthly gross investment income. Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the fund’s investment advisory and service agreement by the fund’s board of trustees is contained in the fund’s annual report to shareholders for the fiscal year ended October 31, 2009.

Capital Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

Rather than remain as investment divisions, Capital World Investors and Capital Research Global Investors may be incorporated into wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its Fixed Income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders approved this arrangement at a meeting of the fund’s shareholders on November 24, 2009. There is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. Subject to best execution, the investment adviser may consider investment research and/or brokerage services provided to the adviser in placing orders for the fund’s portfolio transactions. The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of funds managed by the investment adviser or its affiliated companies; however, it does not give consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions. A more detailed description of the investment adviser’s policies is included in the fund’s statement of additional information.

Portfolio holdings

Portfolio holdings information for the fund is available on the American Funds website at americanfunds.com. To reach this information, access the fund’s detailed information page on the website. A list of the fund’s top 10 equity holdings, updated as of each month-end, is generally posted to this page within 14 days after the end of the applicable month. A link to the fund’s complete list of publicly disclosed portfolio holdings, updated as of each calendar quarter-end, is generally posted to this page within 45 days after the end of the applicable quarter. Both lists remain available on the website until new information for the next month or quarter is posted. Portfolio holdings information for the fund is also contained in reports filed with the U.S. Securities and Exchange Commission.

A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

Multiple portfolio counselor system

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions. The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio counselors.

Portfolio counselor	Investment experience	Experience in this fund	Role in management of the fund
James B. Lovelace	Investment professional for 28 years, all with Capital Research and Management Company or affiliate	19 years (plus 3 years of prior experience as an investment analyst for the fund)	Serves as an income-producing equity portfolio counselor
Joyce E. Gordon	Investment professional for 30 years, all with Capital Research and Management Company or affiliate	11 years (plus 11 years of prior experience as an investment analyst for the fund)	Serves as an income-producing equity portfolio counselor
Mark R. Macdonald	Investment professional for 25 years in total; 16 years with Capital Research and Management Company or affiliate	10 years	Serves as a fixed-income portfolio counselor
David A. Hoag	Investment professional for 22 years in total; 19 years with Capital Research and Management Company or affiliate	6 years	Serves as a fixed-income portfolio counselor
David M. Riley	Investment professional for 16 years, all with Capital Research and Management Company or affiliate	7 years (plus 8 years of prior experience as an investment analyst for the fund)	Serves as an income-producing equity portfolio counselor
Timothy D. Armour	Investment professional for 27 years, all with Capital Research and Management Company or affiliate	5 years	Serves as an income-producing equity portfolio counselor

Information regarding the portfolio counselors’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer or retirement plan recordkeeper for more information.

 Purchase, exchange and sale of shares

American Funds Service Company, the fund’s transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

Purchases and exchanges

Eligible retirement plans generally may open an account and purchase Class A or

R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs.

Class R shares are generally available only to 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. Class R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. In addition, Class R-6 shares are available for investment by American Funds Target Date Retirement Series,® and Class R-5 shares are available to other registered investment companies approved by the fund. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other American Funds. Exchanges of Class A shares from American Funds Money Market Fund® purchased without a sales charge generally will be subject to the appropriate sales charge.

Frequent trading of fund shares

The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund, may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of trustees has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from the fund will be precluded from investing in the fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as purchases and redemptions of shares having a value of less than $5,000; transactions in Class 529 shares; purchases and redemptions resulting from reallocations by American Funds Target Date Retirement Series; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system; purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and systematic redemptions and purchases, where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan record-keepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures and purchase blocking policy, all transactions in fund shares remain subject to the right of the fund and American Funds Distributors to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

Valuing shares

The net asset value of each share class of the fund is the value of a single share. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. The fund will not calculate net asset values on days that the New York Stock Exchange is closed for trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making “fair value” determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s securities that principally trade in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares) or sold at the net asset value next determined after American

Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction.

Moving between share classes and accounts

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

Fund expenses

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table in this prospectus.

The “Other expenses” items in the table on page 1 include custodial, legal, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Sub-transfer agent/recordkeeping payments may be made to the fund’s investment adviser, affiliates of the adviser and unaffiliated third parties for providing recordkeeping and other administrative services to retirement plans invested in the fund in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/ recordkeeping services will vary depending on the share class selected and the entity receiving the payments. The table below shows the maximum payments to entities providing these services to retirement plans.

	Payments to affiliated entities	Payments to unaffiliated entities
Class A	.05% of assets or $12 per participant position1	.05% of assets or $12 per participant position1
Class R-1	.10% of assets	.10% of assets
Class R-2	.15% of assets plus $27 per participant position2 or .35% of assets3	.25% of assets
Class R-3	.10% of assets plus $12 per participant position2 or .19% of assets3	.15% of assets
Class R-4	.10% of assets	.10% of assets
Class R-5	.05% of assets	.05% of assets
Class R-6	none	none

1 Payment amount depends on the date upon which services commenced.
2 Payment with respect to Recordkeeper Direct program.
3 Payment with respect to PlanPremier program.

 Sales charges

Class A shares

The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

Class A share purchases not subject to sales charges

The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

•
investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of your investment dealer’s load-waived Class A share program with the American Funds; and

•	certain rollover investments from retirement plans to IRAs (see “Rollovers from retirement plans to IRAs” in this prospectus for more information).

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell American Funds and employees of The Capital Group Companies, Inc. Please see the statement of additional information for more information.

Employer-sponsored retirement plans

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in Class A or C shares, unless it was invested in Class A or C shares before January 1, 2009.

Class R shares

Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

 Sales charge reductions

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your adviser or American Funds Service Company know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your adviser or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions through a link on the home page of the American Funds website at americanfunds.com, from the statement of additional information or from your financial adviser.

Reducing your Class A initial sales charge

Consistent with the policies described in this prospectus, two or more retirement plans of an employer or employer’s affiliates may combine all of their American Funds investments to reduce their Class A sales charge. Certain investments in the American Funds Target Date Retirement Series may also be combined for this purpose. Please see the American Funds Target Date Retirement Series prospectus for further information. However, for this purpose, investments representing direct purchases of American Funds Money Market Fund are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Concurrent purchases

Simultaneous purchases of any class of shares of two or more American Funds (excluding American Funds Money Market Fund) may be combined to qualify for a reduced Class A sales charge.

Rights of accumulation

You may take into account your accumulated holdings in all share classes of the American Funds (excluding American Funds Money Market Fund) to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional American Funds investment) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals. Please see the statement of additional information for further details. You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention

You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine all purchases of all share classes of the American Funds (excluding American Funds Money Market Fund) you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See “Sales charges” in this prospectus for more information.

Right of reinvestment

If you notify American Funds Service Company, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in American Funds Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to  a purchase block as described under “Frequent trading of fund shares” in this prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus.

 Rollovers from retirement plans to IRAs

Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus and the prospectus for nonretirement plan shareholders. More information on Class C and F shares can be found in the fund’s prospectus for nonretirement plan shareholders. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

•	rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

•	rollovers to IRAs that are attributable to American Funds investments, if they meet the following requirements:

—	the assets being rolled over were invested in American Funds at the time of distribution; and

—	the rolled over assets are contributed to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets invested in Class A shares that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in this prospectus and the statement of additional information.

 Plans of distribution

The fund has plans of distribution or “12b-1 plans” for certain share classes, under which it may finance activities primarily intended to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of up to .30% for Class A shares, up to 1.00% for Class R-1 and R-2 shares, up to .75% for Class R-3 shares and up to .50% for Class R-4 shares. For all share classes indicated above, up to .25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class may be used for distribution expenses.

The 12b-1 fees paid by each share class of the fund, as a percentage of average net assets for the previous fiscal year, are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets or income on an ongoing basis, over time they may cost you more than paying other types of sales charges and reduce the return of your investment.

 Other compensation to dealers

American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 100 dealers (or their affiliates) that have sold shares of the American Funds. The level of payments made to a qualifying firm in any given year will vary and in no case would exceed the sum of (a) .10% of the previous year’s American Funds sales by that dealer and (b) .02% of American Funds assets attributable to that dealer. For calendar year 2009, aggregate payments made by American Funds Distributors to dealers were less than .02% of the average assets of the American Funds. Aggregate payments may also change from year to year. A number of factors will be considered in determining payments, including the qualifying dealer’s sales, assets and redemption rates, and the quality of the dealer’s relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings conducted by dealers outside the top 100 firms to facilitate educating financial advisers and shareholders about the American Funds. If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives in differing amounts, dealer firms and their advisers may have financial incentives for recommending a particular mutual fund over other mutual funds or investments. You should consult with your financial adviser and review carefully any disclosure by your financial adviser’s firm as to compensation received.

 Distributions and taxes

Dividends and distributions

The fund intends to distribute dividends to shareholders, usually in March, June, September and December.

Capital gains, if any, are usually distributed in December. When a dividend or a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividends and capital gain distributions paid to retirement plan shareholders will be automatically reinvested.

Taxes on dividends and distributions

Dividends and capital gains distributed by the fund to tax-deferred retirement plan accounts are not currently taxable.

Taxes on transactions

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Please see your tax adviser for more information.

 Financial highlights

The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. For more information about these reimbursements/waivers, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request.

Income (loss) from investment operations1	Dividends and distributions
Net asset value, beginning of period	Net investment income2	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return3,4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers4	Ratio of net income to average net assets2,4
Class A:
Year ended 10/31/2009	$42.26	$1.83	$4.40	$6.23	$(2.08)	$—	$(2.08)	$46.41	15.44%	$56,648	.66%	.66%	4.40%
Year ended 10/31/2008	68.58	2.31	(23.58)	(21.27)	(2.65)	(2.40)	(5.05)	42.26	(32.88)	55,418	.58	.55	4.03
Year ended 10/31/2007	59.91	2.52	9.62	12.14	(2.30)	(1.17)	(3.47)	68.58	20.93	83,524	.58	.55	3.97
Year ended 10/31/2006	52.58	2.13	8.06	10.19	(2.17)	(.69)	(2.86)	59.91	20.00	58,439	.58	.55	3.82
Year ended 10/31/2005	50.75	2.01	2.56	4.57	(1.84)	(.90)	(2.74)	52.58	9.11	42,303	.59	.57	3.79
Class R-1:
Year ended 10/31/2009	42.26	1.50	4.41	5.91	(1.79)	—	(1.79)	46.38	14.55	125	1.45	1.45	3.59
Year ended 10/31/2008	68.58	1.85	(23.58)	(21.73)	(2.19)	(2.40)	(4.59)	42.26	(33.43)	104	1.38	1.36	3.26
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.94	133	1.42	1.40	3.17
Year ended 10/31/2006	52.58	1.65	8.06	9.71	(1.69)	(.69)	(2.38)	59.91	18.98	69	1.44	1.41	2.96
Year ended 10/31/2005	50.75	1.54	2.56	4.10	(1.37)	(.90)	(2.27)	52.58	8.15	34	1.50	1.46	2.91

Class R-2:
Year ended 10/31/2009	$42.26	$1.45	$4.41	$5.86	$(1.74)	$—	$(1.74)	$46.38	14.44%	$633	1.56%	1.55%	3.48%
Year ended 10/31/2008	68.58	1.81	(23.58)	(21.77)	(2.15)	(2.40)	(4.55)	42.26	(33.48)	501	1.45	1.43	3.18
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.93	647	1.45	1.41	3.14
Year ended 10/31/2006	52.58	1.65	8.06	9.71	(1.69)	(.69)	(2.38)	59.91	18.98	395	1.55	1.42	2.97
Year ended 10/31/2005	50.75	1.55	2.56	4.11	(1.38)	(.90)	(2.28)	52.58	8.18	241	1.61	1.44	2.95
Class R-3:
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	—	(1.95)	46.40	15.04	801	1.02	1.02	4.03
Year ended 10/31/2008	68.58	2.09	(23.58)	(21.49)	(2.43)	(2.40)	(4.83)	42.26	(33.14)	664	.96	.94	3.67
Year ended 10/31/2007	59.91	2.27	9.62	11.89	(2.05)	(1.17)	(3.22)	68.58	20.47	817	.97	.94	3.61
Year ended 10/31/2006	52.58	1.91	8.06	9.97	(1.95)	(.69)	(2.64)	59.91	19.51	454	.98	.96	3.42
Year ended 10/31/2005	50.75	1.80	2.56	4.36	(1.63)	(.90)	(2.53)	52.58	8.68	268	1.00	.98	3.41
Class R-4:
Year ended 10/31/2009	42.26	1.81	4.40	6.21	(2.07)	—	(2.07)	46.40	15.39	347	.70	.69	4.32
Year ended 10/31/2008	68.58	2.27	(23.58)	(21.31)	(2.61)	(2.40)	(5.01)	42.26	(32.93)	240	.65	.63	3.99
Year ended 10/31/2007	59.91	2.46	9.62	12.08	(2.24)	(1.17)	(3.41)	68.58	20.83	270	.67	.64	3.95
Year ended 10/31/2006	52.58	2.07	8.06	10.13	(2.11)	(.69)	(2.80)	59.91	19.88	119	.68	.66	3.68
Year ended 10/31/2005	50.75	1.95	2.56	4.51	(1.78)	(.90)	(2.68)	52.58	9.01	70	.70	.68	3.71
Class R-5:
Year ended 10/31/2009	42.26	1.97	4.36	6.33	(2.17)	—	(2.17)	46.42	15.72	376	.40	.40	4.83
Year ended 10/31/2008	68.58	2.44	(23.58)	(21.14)	(2.78)	(2.40)	(5.18)	42.26	(32.73)	717	.36	.34	4.28
Year ended 10/31/2007	59.91	2.65	9.62	12.27	(2.43)	(1.17)	(3.60)	68.58	21.17	879	.37	.35	4.22
Year ended 10/31/2006	52.58	2.24	8.06	10.30	(2.28)	(.69)	(2.97)	59.91	20.23	467	.38	.36	4.03
Year ended 10/31/2005	50.75	2.11	2.56	4.67	(1.94)	(.90)	(2.84)	52.58	9.33	292	.39	.37	4.00
Class R-6:
Six months ended 10/31/20095	39.83	1.00	6.55	7.55	(.96)	—	(.96)	46.42	19.10	318	.36	6.36	6	4.53	6
(The Financial Highlights table continues on the following page.)

	Year ended October 31
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	43%	30%	24%	26%	20%

1	Based on average shares outstanding.
2
For the year ended October 31, 2007, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.22 and 0.34%, respectively. The impact to the other share classes would have been approximately the same.

3	Total returns exclude any applicable sales charges.
4
This column reflects the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. During some of the periods shown, Capital Research and Management Company reduced fees for investment advisory services. In addition, during some of the periods shown, Capital Research and Management Company paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.

5	Based on operations for the period shown and, accordingly, may not be representative of a full year.
6	Annualized.

Notes

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For shareholder services	American Funds Service Company 800/421-0180
For retirement plan services	Call your employer or plan administrator
For 24-hour information	americanfunds.com For Class R share information, visit AmericanFundsRetirement.com

Telephone calls you have with American Funds may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to American Funds on the telephone, you consent to such monitoring and recording.

Multiple translations   This prospectus may be translated into other languages. If there is any inconsistency or ambiguity in the meaning of any translated word or phrase, the English text will prevail.

Annual/Semi-annual report to shareholders   The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics   The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C. (202/551-8090), on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, americanfunds.com.

E-delivery and household mailings   Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, americanfunds.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics or annual/semi-annual report to shareholders please call American Funds Service Company at 800/421-0180 or write to the secretary of the fund at 333 South Hope Street, Los Angeles, California 90071.

Securities Investor Protection Corporation (SIPC)   Shareholders may obtain information about SIPC® on its website at sipc.org or by calling 202/371-8300.

RPGEPR-912-0710P Litho in USA CGD/B/8030	Investment Company File No. 811-05085
The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Capital Income Builder

Part B

Statement of Additional Information

July 1, 2010
This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Capital Income Builder (the “fund” or “CIB”) dated July 1, 2010. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

Capital Income Builder
Attention: Secretary
333 South Hope Street
Los Angeles, California 90071
213/486-9200

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

Class A	CAIBX	Class 529-A	CIRAX	Class R-1	RIRAX
Class B	CIBBX	Class 529-B	CIRBX	Class R-2	RIRBX
Class C	CIBCX	Class 529-C	CIRCX	Class R-3	RIRCX
Class F-1	CIBFX	Class 529-E	CIREX	Class R-4	RIREX
Class F-2	CAIFX	Class 529-F-1	CIRFX	Class R-5	RIRFX
				Class R-6	RIRGX

 Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Income producing securities

•	The fund will invest at least 90% of its assets in income-producing securities.

Equity securities

•	The fund will invest at least 50% of its assets in equity securities.

Debt securities

•
The fund may invest up to 5% of its assets in nonconvertible debt securities rated Ba1 or below by Moody’s Investors Service (“Moody’s”) and BB+ or below by Standard & Poor’s Corporation (“S&P”) or unrated but determined by the fund’s investment adviser to be of equivalent quality.

Investing outside the U.S.

•	The fund may invest up to 50% of its assets in securities of issuers domiciled outside the United States.

*     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

 Description of certain securities and investment techniques

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks.”

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Investing in smaller capitalization stocks — The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Debt securities — Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba1 or below by Moody’s and/or BB+ or below by S&P or unrated but determined by the fund’s investment adviser to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa (Moody’s) and A or BBB (S&P) may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

Securities with equity and debt characteristics — The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

These securities may include hybrid securities, which also have equity and debt characteristics. Such securities are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

Investing outside the U.S. — Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed, where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Currency transactions — The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include The Federal Financing Bank (FFB), the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.

Pass-through securities —The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

Real estate investment trusts — The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Variable and floating rate obligations — The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into reverse repurchase agreements and “roll” transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A “roll” transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under “roll” transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

Repurchase agreements — The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund’s custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund’s board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

*     *     *     *     *     *

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund’s portfolio turnover rates for the fiscal years ended October 31, 2009 and 2008 were 43% and 30%, respectively. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years.

 Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment advisor may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1 .Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a.Borrow money;

b.Issue senior securities;

c.Underwrite the securities of other issuers;

d.Purchase or sell real estate or commodities;

e.Make loans; or

f.Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2.The fund may not invest in companies for the purpose of exercising control or management.
Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additional information about fund policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33⅓% of its total assets from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1d, the fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy 1e, the fund may not lend more than 33⅓% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

The fund currently does not intend to engage in securities lending, purchase securities on margin, sell securities short or invest in puts, calls, straddles or spreads or combinations thereof.

 Management of the fund

Board of trustees and officers

“Independent” trustees1

The fund’s nominating committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members of the fund, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the U.S. Securities and Exchange Commission, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during past five years	Other Relevant Experience
Joseph C. Berenato, 63 Trustee (2005)	Chairman, Ducommun Incorporated (aerospace components manufacturer)	6	None

•Service as chief financial officer, aerospace components manufacturer
•Senior corporate management experience, corporate banking
•Service on trustee board for educational organization
•M.B.A., Finance and M.A., English

H. Frederick Christie, 76 Chairman of the Board (Independent and Non-Executive) (1987)	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)	3	AECOM Technology Corporation; Capital Private Client Services Funds; DineEquity, Inc.; Ducommun Incorporated; SouthWest Water Company	•Service as chief executive officer and chief financial officer, utility company and affiliates •Senior corporate management experience •Service on trustee board of charitable organization •M.B.A.
Robert J. Denison, 69 Trustee (2005)	Chair, First Security Management (private investment)	7	None

•Service as chief executive officer of international investment management firm
•Corporate board experience
•Service on advisory and trustee boards for charitable, educational and non-profit organizations
•Adjunct professor, finance and accounting
•M.B.A.

Mary Anne Dolan, 63 Trustee (2010)	Founder and President, MAD Ink (communications company)	9	None	•Senior management and editorial experience with multiple newspaper publishers and news service organizations •Service as director of writers conference
R. Clark Hooper, 63 Trustee (2010)	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President - Policy and Oversight, NASD	44	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.	•Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) •Service on trustee boards for charitable, educational and non-profit organizations
Koichi Itoh, 69 Trustee (2005)	Chairman, Itoh Building Co., Ltd. (building management)	6	None	•Senior management experience with multiple companies
Merit E. Janow, 52 Trustee (2001)	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	41	The NASDAQ Stock Market LLC; Trimble Navigation Limited

•Service with Office of the U.S. Trade Representative and U.S. Department of Justice
•Corporate board experience
•Service on advisory and trustee boards for charitable, educational and non-profit organizations
•Experience as corporate lawyer
•J.D.

Leonade D. Jones, 62 Trustee (2010)	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company	9	None

•Service as treasurer of a diversified media and education company
•Founder of e-commerce and educational loan exchange businesses
•Corporate board and investment advisory committee experience
•Service on advisory and trustee boards for charitable, educational, public and non-profit organizations
•J.D., M.B.A.

Gail L. Neale, 75 Trustee (1987)	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)	5	None

•Service as chief executive officer for international research institute
•Senior management experience for multiple research institutes
•Service on advisory and trustee boards for charitable, educational and non-profit organizations

Robert J. O’Neill, Ph.D., 73 Trustee (1992)

Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; Chairman, Academic Advisory Committee, United States Studies Centre, University of Sydney, Australia; Chairman of Directors, Forty Seven Friends Pty Ltd (a not-for-profit supporting a local art and craft center in Australia); former Planning Director and acting CEO, United States Studies Centre, University of Sydney, Australia; former Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney, Australia; former Chairman of the Council, Australian Strategic Policy Institute; former Chichele Professor of the History of War and Fellow, All Souls College, University of Oxford; former Chairman of the Council, International Institute for Strategic Studies
		3	None

•Service as chief executive officer for strategic research institute
•Senior academic leadership positions for multiple universities
•Service on advisory and trustee boards for charitable, historical, educational, strategic research and non-profit organizations
•Ph.D., Modern History

Donald E. Petersen, 83 Trustee (1992)	Retired; former Chairman of the Board and CEO, Ford Motor Company	2	None

•Service as chairman and chief executive officer for international automobile manufacturer
•Corporate board experience
•Service on advisory and trustee boards for charitable, educational, and non-profit organizations
•M.B.A.

Stefanie Powers, 67 Trustee (1989-1996; 1997)	Actor, Producer; Co-founder and President of The William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; author of The Jaguar Conservation Trust	3	None	•Service producing television and film projects and a line of apparel •Service on advisory and trustee boards for charitable and non-profit organizations
Christopher E. Stone, 53 Trustee (2009)	Daniel and Florence Guggenheim Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None	•Service on advisory and trustee boards for charitable, international jurisprudence and non-profit organizations •J.D. •M.Phil, criminology
Steadman Upham, Ph.D., 61 Trustee (2001)	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University	41	None	•Senior academic leadership positions for multiple universities •Service on advisory and trustee boards for educational and non-profit organizations •Ph.D., anthropology
Charles Wolf, Jr., Ph.D., 85 Trustee (1987)	Senior Economic Adviser and Corporate Chair in International Economics, The RAND Corporation; former Dean, The RAND Graduate School	2	None

•Service with the U.S. Department of State
•Service on advisory boards of academic institutions and professional journals
•Senior Research Fellow, Public Policy Research Center
•Chair of economics department of RAND Corporation
•Ph.D., economics

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“Interested” trustees5,6

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers of Capital Research and Management Company or its affiliates. This management role with the fund’s service providers also permits them to make a significant contribution to the fund’s board.

Name, age and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during past five years
James B. Lovelace, 54 Vice Chairman of the Board (1992)	Senior Vice President - Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*	12	None
Joyce E. Gordon, 53 President and Trustee (1996)	Senior Vice President - Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None

Other officers6

Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Mark R. Macdonald, 51 Executive Vice President (2001)	Senior Vice President – Fixed Income, Capital Research and Management Company; Director, Capital Research and Management Company
David A. Hoag, 44 Senior Vice President (2006)	Senior Vice President – Fixed Income, Capital Research and Management Company; Vice President, Capital Guardian Trust Company*
David M. Riley, 43 Senior Vice President (2006)	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company
Michael J. Thawley, 60 Senior Vice President (2007)	Senior Vice President, Capital Research and Management Company; Senior Vice President, Capital Strategy Research, Inc.*; former Australian Ambassador to the United States
Paul Flynn, 43 Vice President (2010)	Senior Vice President – Capital Research Global Investors, Capital Research Company*
Donald H. Rolfe, 38 Vice President (2008)	Vice President and Associate Counsel – Fund Business Management Group, Capital Research and Management Company
Kristian Stromsoe, 37 Vice President (2010)	Vice President – Capital Research Global Investors, Capital Research Company*
Vincent P. Corti, 54 Secretary (1987)	Vice President – Fund Business Management Group, Capital Research and Management Company
Neal F. Wellons, 39 Treasurer (2008)	Vice President – Fund Business Management Group, Capital Research and Management Company
Tanya Schneider, 37 Assistant Secretary (2008)	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 38 Assistant Treasurer (2001)	Vice President – Fund Business Management Group, Capital Research and Management Company

*	Company affiliated with Capital Research and Management Company.

1	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2	Trustees and officers of the fund serve until their resignation, removal or retirement.

3
Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.

4
This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company. Unless otherwise noted, all directorships are current.

5
“Interested persons” of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6
All of the officers listed, with the exception of Paul Flynn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

Fund shares owned by trustees as of December 31, 2009:

Name	Dollar range1 of fund shares owned2	Aggregate dollar range1 of shares owned in all funds in the American Funds family overseen by trustee	Dollar range1 of independent trustees deferred compensation2 allocated to fund	Aggregate dollar range1 of independent trustees deferred compensation2 allocated to all funds within American Funds family overseen by trustee
“Independent” trustees
Joseph C. Berenato	$10,001 – $50,000	Over $100,000	$1 – $10,000	Over $100,000
H. Frederick Christie	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Robert J. Denison	$10,001 – $50,000	$50,001 – $100,000	N/A	N/A
Mary Anne Dolan3	Over $100,000	Over $100,000	N/A	N/A
R. Clark Hooper3	$10,001 – $50,000	Over $100,000	N/A	Over $100,000
Koichi Itoh	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Merit E. Janow	Over $100,000	Over $100,000	N/A	N/A
Leonade D. Jones3	None	Over $100,000	N/A	Over $100,000
Gail L. Neale	Over $100,000	Over $100,000	N/A	N/A
Robert J. O’Neill	None	None	N/A	N/A
Donald E. Petersen	Over $100,000	Over $100,000	N/A	N/A
Stefanie Powers	Over $100,000	Over $100,000	N/A	N/A
Christopher E. Stone3	$10,001 – $50,000	Over $100,000	N/A	N/A
Steadman Upham	None	Over $100,000	Over $100,000	Over $100,000
Charles Wolf, Jr.	Over $100,000	Over $100,000	N/A	N/A

Name	Dollar range1 of fund shares owned	Aggregate dollar range1 of shares owned in all funds in the American Funds family overseen by trustee
“Interested” trustees
James B. Lovelace	Over $100,000	Over $100,000
Joyce E. Gordon	Over $100,000	Over $100,000

1
Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000 ; and Over $100,000. The amounts listed for “interested” trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2
Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

3	Christopher E. Stone was elected to the board effective June 18, 2009. Mary Anne Dolan, R. Clark Hooper and Leonade D. Jones were elected to the board effective January 1, 2010.

Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual fee, which ranges from $13,125 to $25,000, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

Trustee compensation earned during the fiscal year ended October 31, 2009:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates2
Joseph C. Berenato3	$44,166	$326,458
H. Frederick Christie3	58,075	318,290
Robert J. Denison	54,875	244,666
Mary Anne Dolan4	None	322,833
R. Clark Hooper4	None	392,066
Koichi Itoh3	53,500	221,750
Merit E. Janow	49,625	221,633
Leonade D. Jones4	None	366,667
Gail L. Neale	54,875	229,250
Robert J. O’Neill	59,750	133,500
Donald E. Petersen	59,750	123,500
Stefanie Powers	54,000	110,000
Christopher E. Stone4	22,396	166,021
Steadman Upham3	54,965	247,541
Charles Wolf, Jr.	59,750	123,500

1
Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended October 31, 2009 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.

2
Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.

3
Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2009 fiscal year for participating trustees is as follows: Joseph C. Berenato ($3,322), H. Frederick Christie ($217,271), Koichi Itoh ($164,262) and Steadman Upham ($339,317). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

4	Christopher E. Stone was elected to the board effective June 18, 2009. Mary Anne Dolan, R. Clark Hooper and Leonade D. Jones were newly elected to the board effective January 1, 2010.

As of June 1, 2010, the officers and trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on June 8, 1987 and was reorganized as a Delaware statutory trust on July 1, 2010. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, the Virginia College Savings PlanSM will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust and by-laws as well as separate indemnification agreements that the fund has entered into with independent trustees provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and independent fund counsel.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the fund’s service providers’ operations, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of Joseph C. Berenato, Merit E. Janow, Leonade D. Jones, Robert J. O’Neill, Donald E. Petersen, Stefanie Powers, Christopher E. Stone and Charles Wolf, Jr., none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. Four audit committee meetings were held during the 2009 fiscal year.

The fund has a nominating committee comprised of Robert J. Denison, Mary Anne Dolan, R. Clark Hooper, Koichi Itoh, Gail L. Neale and Steadman Upham, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Four nominating committee meetings were held during the 2009 fiscal year.

The fund has a contracts committee comprised of Joseph C. Berenato, H. Frederick Christie, Robert J. Denison, Mary Anne Dolan, R. Clark Hooper, Koichi Itoh, Merit E. Janow, Leonade D. Jones, Gail L. Neale, Robert J. O’Neill, Donald E. Petersen, Stefanie Powers, Christopher E. Stone, Steadman Upham and Charles Wolf, Jr., none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. One contracts committee meeting was held during the 2009 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds, Endowments and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the funds’ boards monitor the proxy voting process and provide guidance with respect to the Principles.

All U.S. proxies are voted. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on June 1, 2010. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	Class A Class B	34.55% 21.77
First Clearing, LLC Custody Account St. Louis, MO	Record	Class A Class B Class C Class F-1 Class R-1	8.68 10.91 13.80 10.42 5.30
Pershing, LLC Jersey City, NJ	Record	Class A Class B Class C Class F-1 Class F-2	5.54 7.04 7.21 18.29 5.63
Citigroup Global Markets, Inc. Omnibus Account New York, NY	Record	Class B Class C Class F-1	5.90 11.95 8.06
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class B Class C Class F-2	5.31 14.09 24.56
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class R-5	7.70 13.34
LPL Financial Omnibus Account San Diego, CA	Record	Class F-1	6.05
Forest Lawn Endowment & Special Care Funds Glendale, CA	Record	Class F-2	7.39
Hartford Life Insurance Co. Separate Account 401K Plan Hartford, CT	Record Beneficial	Class R-1 Class R-3	47.73 17.70
The Capital Group Companies Retirement Plans Los Angeles, CA	Record Beneficial	Class R-5	19.61
Edward D. Jones & Co. Retirement Plan Norwood, MA	Record Beneficial	Class R-5	18.02
Mac & Co. Retirement Plan Pittsburgh, PA	Record Beneficial	Class R-5	6.73
Nationwide Trust Company Columbus, OH	Record	Class R-5	5.93
American Funds 2020 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	18.45
American Funds 2010 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	17.03
American Funds 2025 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	14.90
American Funds 2030 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	14.89
American Funds 2015 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	14.87
American Funds 2035 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	8.02

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to both F share classes, all R share classes or all 529 share classes, respectively.
Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

Rather than remain as investment divisions, Capital World Investors and Capital Research Global Investors may be incorporated into wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its Fixed Income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders approved this arrangement at a meeting of the fund’s shareholders on November 24, 2009. There is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus: Lipper Income Funds Index; results of the top 20% of MSCI US Index constituents ranked by yield; results of the top 40% of MSCI All Country World Index (ex-US) constituents ranked by yield; Barclays Capital U.S. Government/Credit 1-7 Years ex. BBB Index; Lipper Short-Intermediate Investment Grade Debt Funds Average; Lipper Short-Intermediate U.S. Government Funds Average; and the total return of American Funds Money Market Fund.

Portfolio counselor fund holdings and other managed accounts — As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of October 31, 2009:

Portfolio counselor	Dollar range of fund shares owned1	Number of other registered investment companies (RICs) for which portfolio counselor is a manager (assets of RICs in billions)2		Number of other pooled investment vehicles (PIVs) for which portfolio counselor is a manager (assets of PIVs in billions)3	Number of other accounts for which portfolio counselor is a manager (assets of other accounts in billions)4
James B. Lovelace	Over $1,000,000	4	$172.0	None	None
Joyce E. Gordon	Over $1,000,000	4	$155.9	None	None
Mark R. Macdonald	Over $1,000,000	4	$144.3	None	None
David A. Hoag	$100,001 – $500,000	3	$104.8	None	None
David M. Riley	Over $1,000,000	1	$93.7	None	None
Timothy D. Armour	$500,001 – $1,000,000	2	$25.4	None	None

1
Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2
Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.

3
Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.

4
Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

Investment advisory and service agreement — The Investment Advisory  and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until October 31, 2010, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles.

The management fee is based on the following annualized rates and daily net asset levels:

Net asset level

Rate	In excess of	Up to
0.24%	$0	$1,000,000,000
0.200	1,000,000,000	2,000,000,000
0.180	2,000,000,000	3,000,000,000
0.165	3,000,000,000	5,000,000,000
0.155	5,000,000,000	8,000,000,000
0.150	8,000,000,000	13,000,000,000
0.145	13,000,000,000	17,000,000,000
0.140	17,000,000,000	21,000,000,000
0.135	21,000,000,000	27,000,000,000
0.130	27,000,000,000	34,000,000,000
0.125	34,000,000,000	44,000,000,000
0.120	44,000,000,000	55,000,000,000
0.117	55,000,000,000	71,000,000,000
0.114	71,000,000,000	89,000,000,000
0.112	89,000,000,000	115,000,000,000
0.110	115,000,000,000

The Agreement also provides for fees based on monthly gross investment income at the following annualized rates:

Monthly gross income

Rate	In excess of	Up to
3.00%	$0	$100,000,000
2.50	100,000,000

Assuming net assets of $30 billion and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.24%, 0.27%, 0.30%, 0.32% and 0.35%, respectively.

For the fiscal years ended October 31, 2009, 2008 and 2007, the investment adviser was entitled to receive from the fund management fees of $190,754,000, $257,291,000 and $235,205,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of $187,488,000 (a reduction of

$3,266,000), $231,562,000 (a reduction of $25,729,000) and $211,684,000 (a reduction of $23,521,000) for the fiscal years ended October 31, 2009, 2008 and 2007, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. From April 1, 2005 through December 31, 2008, this waiver increased to 10% of the management fees that the investment adviser was otherwise entitled to receive. The waiver was discontinued effective January 1, 2009.

In addition, during the year ended October 31, 2009, the investment adviser waived the fees in excess of the rates provided in the November 1, 2009 amended investment advisory and service agreement.

Administrative services agreement — The Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class C, F, R and 529 shares will continue in effect until October 31, 2010, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund’s Class C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company,® the fund’s Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties providing such services.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding Class R-5 and R-6 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 and R-6 shares, the administrative services fee is calculated at the annual rate of up to 0.10% and 0.05%, respectively, of the average daily net assets of such class. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund’s Class C, F, R and 529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company. A portion of the fees paid to American Funds Service Company for transfer agent services is also paid directly from the relevant share class.

During the 2009 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

Administrative services fee
Class C	$12,981,000
Class F-1	3,793,000
Class F-2	501,000
Class 529-A	1,091,000
Class 529-B	161,000
Class 529-C	456,000
Class 529-E	52,000
Class 529-F-1	31,000
Class R-1	160,000
Class R-2	2,707,000
Class R-3	1,536,000
Class R-4	385,000
Class R-5	553,000
Class R-6*	66,000

*	Class R-6 was first offered for sale on May 1, 2009.

Principal Underwriter and plans of distribution — American Funds Distributors,® Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 12711 North Meridian Street, Carmel, IN 46032; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

•
For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

•
For Class B and 529-B shares sold prior to April 21, 2009, the Principal Underwriter sold its rights to the 0.75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The Principal Underwriter compensated investment dealers for sales of Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.

•	For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class C and 529-C shares. The fund also reimbursed the Principal Underwriter for advancing immediate service fees to qualified dealers on sales of Class B and 529-B shares prior to April 21, 2009. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2009	$20,083,000	$91,146,000
	2008	53,993,000	238,902,000
	2007	76,655,000	337,762,000
Class B	2009	663,000	3,614,000
	2008	3,219,000	21,920,000
	2007	4,843,000	32,776,000
Class C	2009	3,583,000	6,240,000
	2008	9,630,000	21,932,000
	2007	—	36,507,000
Class 529-A	2009	912,000	4,393,000
	2008	1,662,000	7,749,000
	2007	1,856,000	8,556,000
Class 529-B	2009	48,000	257,000
	2008	124,000	962,000
	2007	140,000	929,000
Class 529-C	2009	83,000	668,000
	2008	40,000	1,245,000
	2007	—	1,326,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to 0.25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to 0.30% for Class A shares and up to 0.50% for Class 529-A shares under the applicable Plan.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

Class B and 529-B — The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund’s average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

Other share classes (Class C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4) — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments1	Distribution related payments1	Total allowable under the Plans2
Class C	0.25%	0.75%	1.00%
Class 529-C	0.25	0.75	1.00
Class F-1	0.25	—	0.50
Class 529-F-1	0.25	—	0.50
Class 529-E	0.25	0.25	0.75
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1	Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2	The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

During the 2009 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$119,204,000	$16,767,000
Class B	33,948,000	3,538,000
Class C	78,222,000	11,562,000
Class F-1	7,584,000	1,408,000
Class 529-A	2,099,000	346,000
Class 529-B	1,324,000	155,000
Class 529-C	3,949,000	689,000
Class 529-E	246,000	44,000
Class 529-F-1	—	—
Class R-1	1,080,000	210,000
Class R-2	4,007,000	738,000
Class R-3	3,460,000	616,000
Class R-4	666,000	134,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

Fee to Virginia College Savings Plan — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia College Savings Plan receives a quarterly fee accrued daily and calculated at the annual rate of 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, 0.09% on net assets between $30 billion and $60 billion, 0.08% on net assets between $60 billion and $90 billion, 0.07% on net assets between $90 billion and $120 billion, and 0.06% on net assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter.

Other compensation to dealers — As of July 2010, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

AXA Advisors, LLC
Cadaret, Grant & Co., Inc.
Cambridge Investment Research, Inc.
Cetera Financial Group
Financial Network Investment Corporation
Guaranty Brokerage Services, Inc.
Multi-Financial Securities Corporation
Primevest Financial Services, Inc.
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones
Genworth Financial Securities Corporation
H. Beck, Inc.
Hefren-Tillotson, Inc.
HTK / Janney Montgomery Group
Hornor, Townsend & Kent, Inc.
Janney Montgomery Scott LLC
ING Financial Partners, Inc.
Transamerica Financial Advisors, Inc.
J. J. B. Hilliard, W. L. Lyons, LLC
J.P. Morgan Chase Banc One
Chase Investment Services Corp.
J.P. Morgan Securities Inc.
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Group
Associated Securities Corp.
LPL Financial Corporation
Mutual Service Corporation
Uvest Investment Services
Waterstone Financial Group, Inc.
Merrill Lynch Banc of America
Banc of America Investment Services, Inc.
Banc of America Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Metlife Enterprises
Metlife Securities Inc.
Nathan & Lewis Securities, Inc.
New England Securities
Tower Square Securities, Inc.
Walnut Street Securities, Inc.
MML Investors Services, Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley Smith Barney LLC

National Planning Holdings Inc.
Invest Financial Corporation
Investment Centers of America, Inc.
National Planning Corporation
SII Investments, Inc.
NFP Securities, Inc.
Northwestern Mutual Investment Services, LLC
Park Avenue Securities LLC
PFS Investments Inc.
PNC Bank, National Association
PNC Investments LLC
Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC Capital Markets Corporation
Robert W. Baird & Co. Incorporated
Stifel, Nicolaus & Company, Incorporated
SunTrust Investment Services, Inc.
The Advisor Group
FSC Securities Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sentra Securities Corporation
Spelman & Co., Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
Wells Fargo Network
A. G. Edwards, A Division Of Wells Fargo Advisors, LLC
Captrust Financial Advisors
First Clearing LLC
First Union Securities Financial Network, Inc.
Southtrust Securities, Inc.
Wachovia Securities, Inc.
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors Investment Services Group
Wells Fargo Advisors Latin American Channel
Wells Fargo Advisors Private Client Group
Wells Fargo Investments, LLC

 Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer’s ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm’s request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c) the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time, (i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended October 31, 2009, 2008 and 2007 amounted to $32,856,000, $39,503,000 and $39,137,000, respectively. The volume of trading activity decreased during the year, resulting in a decrease in brokerage commissions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recent fiscal year.

At the end of the fund’s most recent fiscal year, the fund’s regular broker-dealers included Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. and Morgan Stanley. As of the fund’s most recent fiscal year-end, the fund held debt securities of Charles Schwab Corp. in the amount of $12,569,000, Citigroup Inc. in the amount of $132,442,000, Goldman Sachs Group, Inc. in the amount of $131,844,000 and Morgan Stanley in the amount of $81,556,000.

 Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund’s custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of Ethics” section in this statement of additional information and the Code of Ethics. Third party service providers of the fund, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons will be bound by agreements (including confidentiality agreements) or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

 Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund’s share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price). The fund will not calculate net asset values on days the New York Stock Exchange is closed for trading.

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds Money Market Fund®) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3 p.m. New York time from one or more independent pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on these prices prior to calculation of the fund’s net asset value. Where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under policies approved by the fund’s board. Subject to board oversight, the fund’s board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund’s net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

 Taxes and distributions

Fund taxation — The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company’s “required distribution” for the calendar year ending within the regulated investment company’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” generally means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company’s taxable year) and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by the fund from its current year’s ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.

Dividends and capital gain distributions — Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other

American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently. When a dividend or a capital gain is distributed by the fund, the net asset value per share is reduced by the amount of the payment.

Dividends — The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive “qualified dividends”. The fund will designate the amount of “qualified dividends” to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report “qualified dividends” to shareholders on Form 1099-DIV.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund’s investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss.

The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

Dividends from domestic corporations are expected to comprise some portion of the fund’s gross income. To the extent that such dividends constitute any of the fund’s gross income, a portion of the income distributions of the fund to corporate shareholders may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

A portion of the difference between the issue price of zero coupon securities and their face value ( original issue discount ) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

Capital gain distributions — The fund also intends to distribute its net capital gain each year. The fund’s net capital gain is the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder’s related tax credit.

Shareholder taxation — In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

Dividends — Fund dividends are taxable to shareholders as ordinary income. All or a portion of a fund’s dividend distribution may be a “qualified dividend.” If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder’s dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

Capital gains — Distributions of net capital gain that the fund properly designates as “capital gain dividends” generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. For non-corporate shareholders, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

Unless otherwise noted, all references in the following pages to Class A, B, C or F-1 shares also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

 Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial adviser — Deliver or mail a check to your financial adviser.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds
12711 North Meridian Street
Carmel, IN 46032-9198

American Funds
5300 Robin Hood Rd.
Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank
ABA Routing No. 121000248
Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:
American Funds Service Company
(fund’s name)

For further credit to:
(shareholder’s fund account number)
(shareholder’s name)

You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to the Virginia College Savings Plan for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

•	Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

•	Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

•	Retirement accounts that are funded with employer contributions; and

•	Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

•	Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

•	American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company’s Capital Group Private Client Services division.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of American Funds Money Market Fund to Class C shares of Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Currently, Class C shares of the fund automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion feature of the Class C shares, including without limitation, converting into a different share class or not converting. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class B shares for Class A shares — If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a Class A sales charge. If, however, you exchange your Class B shares for Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

Exchanging Class C shares for Class A shares — If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company of your request. Notwithstanding the previous sentence, you can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Exchanging Class F-1 shares for Class F-2 shares — If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at 800/421-0180 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

 Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009 are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds Distributors, Inc. In the case where the employer adopts any other plan (including, but not limited to, an IRS model agreement), each participant’s account in the plan will be aggregated with the participant’s own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE IRA plan with a certain method of aggregating participant accounts as of November 15, 2004 may continue with that method so long as the employer has not modified the plan document since that date.

Other purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

(1)
current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2)
currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law , and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3)
currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs , retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(4)	companies exchanging securities with the fund through a merger, acquisition or exchange offer;
(5)	insurance company separate accounts;
(6)	accounts managed by subsidiaries of The Capital Group Companies, Inc.;
(7)	The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;
(8)	an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;
(9)
wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

(10)	full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Loan repayments — Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

 Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class A shares at the sales charge determined by that particular Statement until the plans’ values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate . In addition, effective May 1, 2009, the Statements for these plans will expire if they have not been met by the next anniversary of the establishment of such Statement. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund’s rights of accumulation policy.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

•
individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

•	SEP plans and SIMPLE IRA plans established after November 15, 2004 by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•
trust accounts established by you or your immediate family ( for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts );

•	endowments or foundations established and controlled by you or your immediate family; or

•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

•
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

•
for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

•	for a SEP or SIMPLE IRA plan established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series. Shares of American Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

CDSC waivers for Class A, B and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•
Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•
Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within CollegeAmerica.

 Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

 Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2)if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Automatic exchanges — For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under “General information — fund numbers”), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

 General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds securities of issuers outside the U.S., the Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer Agent — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service Company was paid a fee of $65,518,000 for Class A shares and $4,352,000 for Class B shares, for the 2009 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all share classes from the administrative services fees paid to Capital Research and Management Company and from the relevant share class, as described under “Administrative services agreement.”

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

Independent registered public accounting firm — PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — O’Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. Certain legal matters in connection with the shares offered by the prospectus have been passed upon for the fund by O’Melveny & Myers LLP. Counsel does not provide legal services to the fund’s investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by the 1940 Act and related rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on October 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling 800/421-0180 or by sending an e-mail request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus.The fund’s annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

Legal proceedings — On February 16, 2005, the NASD (now the Financial Industry Regulatory Authority, or FINRA) filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, a FINRA Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. On April 30, 2008, FINRA’s National Adjudicatory Council affirmed the decision by FINRA’s Hearing Panel. The Principal Underwriter has appealed this decision to the Securities and Exchange Commission.

The investment adviser and Principal Underwriter believe that the likelihood that this matter could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to this and other matters. The investment adviser believes that these suits are without merit and will defend itself vigorously.

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — April 30, 2010

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$47.91
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$50.83

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
Stock and stock/bond funds
AMCAP Fund®	002	202	302	402	602
American Balanced Fund®	011	211	311	411	611
American Mutual Fund®	003	203	303	403	603
Capital Income Builder®	012	212	312	412	612
Capital World Growth and Income FundSM	033	233	333	433	633
EuroPacific Growth Fund®	016	216	316	416	616
Fundamental InvestorsSM	010	210	310	410	610
The Growth Fund of AmericaSM	005	205	305	405	605
The Income Fund of America®	006	206	306	406	606
International Growth and Income FundSM	034	234	334	434	634
The Investment Company of America®	004	204	304	404	604
The New Economy Fund®	014	214	314	414	614
New Perspective Fund®	007	207	307	407	607
New World FundSM	036	236	336	436	636
SMALLCAP World Fund®	035	235	335	435	635
Washington Mutual Investors FundSM	001	201	301	401	601
Bond funds
American Funds Short-Term Tax-Exempt Bond FundSM	039	N/A	N/A	439	639
American High-Income Municipal Bond Fund®	040	240	340	440	640
American High-Income TrustSM	021	221	321	421	621
The Bond Fund of AmericaSM	008	208	308	408	608
Capital World Bond Fund®	031	231	331	431	631
Intermediate Bond Fund of AmericaSM	023	223	323	423	623
Limited Term Tax-Exempt Bond Fund of AmericaSM	043	243	343	443	643
Short-Term Bond Fund of AmericaSM	048	248	348	448	648
The Tax-Exempt Bond Fund of America®	019	219	319	419	619
The Tax-Exempt Fund of California®*	020	220	320	420	620
The Tax-Exempt Fund of Maryland®*	024	224	324	424	624
The Tax-Exempt Fund of Virginia®*	025	225	325	425	625
U.S. Government Securities FundSM	022	222	322	422	622
Money market fund
American Funds Money Market Fund®	059	259	359	459	659
___________

*Qualified for sale only in certain jurisdictions.

	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
Stock and stock/bond funds
AMCAP Fund	1002	1202	1302	1502	1402
American Balanced Fund	1011	1211	1311	1511	1411
American Mutual Fund	1003	1203	1303	1503	1403
Capital Income Builder	1012	1212	1312	1512	1412
Capital World Growth and Income Fund	1033	1233	1333	1533	1433
EuroPacific Growth Fund	1016	1216	1316	1516	1416
Fundamental Investors	1010	1210	1310	1510	1410
The Growth Fund of America	1005	1205	1305	1505	1405
The Income Fund of America	1006	1206	1306	1506	1406
International Growth and Income Fund	1034	1234	1334	1534	1434
The Investment Company of America	1004	1204	1304	1504	1404
The New Economy Fund	1014	1214	1314	1514	1414
New Perspective Fund	1007	1207	1307	1507	1407
New World Fund	1036	1236	1336	1536	1436
SMALLCAP World Fund	1035	1235	1335	1535	1435
Washington Mutual Investors Fund	1001	1201	1301	1501	1401
Bond funds
American High-Income Trust	1021	1221	1321	1521	1421
The Bond Fund of America	1008	1208	1308	1508	1408
Capital World Bond Fund	1031	1231	1331	1531	1431
Intermediate Bond Fund of America	1023	1223	1323	1523	1423
Short-Term Bond Fund of America	1048	1248	1348	1548	1448
U.S. Government Securities Fund	1022	1222	1322	1522	1422
Money market fund
American Funds Money Market Fund	1059	1259	1359	1559	1459

Fund numbers
Fund	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
AMCAP Fund	2102	2202	2302	2402	2502	2502
American Balanced Fund	2111	2211	2311	2411	2511	2511
American Mutual Fund	2103	2203	2303	2403	2503	2503
Capital Income Builder	2112	2212	2312	2412	2512	2512
Capital World Growth and Income Fund	2133	2233	2333	2433	2533	2533
EuroPacific Growth Fund	2116	2216	2316	2416	2516	2516
Fundamental Investors	2110	2210	2310	2410	2510	2510
The Growth Fund of America	2105	2205	2305	2405	2505	2505
The Income Fund of America	2106	2206	2306	2406	2506	2506
International Growth and Income Fund	2134	2234	2334	2434	2534	2534
The Investment Company of America	2104	2204	2304	2404	2504	2504
The New Economy Fund	2114	2214	2314	2414	2514	2514
New Perspective Fund	2107	2207	2307	2407	2507	2507
New World Fund	2136	2236	2336	2436	2536	2536
SMALLCAP World Fund	2135	2235	2335	2435	2535	2535
Washington Mutual Investors Fund	2101	2201	2301	2401	2501	2501
Bond funds
American High-Income Trust	2121	2221	2321	2421	2521	2521
The Bond Fund of America	2108	2208	2308	2408	2508	2508
Capital World Bond Fund	2131	2231	2331	2431	2531	2531
Intermediate Bond Fund of America	2123	2223	2323	2423	2523	2523
Short-Term Bond Fund of America	2148	2248	2348	2448	2548	2548
U.S. Government Securities Fund	2122	2222	2322	2422	2522	2522
Money market fund
American Funds Money Market Fund	2159	2259	2359	2459	2559	2659

	Fund numbers
Fund	Class A	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
American Funds 2055 Target Date Retirement FundSM	082	2182	2282	2382	2482	2582	2682
American Funds 2050 Target Date Retirement Fund®	069	2169	2269	2369	2469	2569	2669
American Funds 2045 Target Date Retirement Fund®	068	2168	2268	2368	2468	2568	2668
American Funds 2040 Target Date Retirement Fund®	067	2167	2267	2367	2467	2567	2667
American Funds 2035 Target Date Retirement Fund®	066	2166	2266	2366	2466	2566	2666
American Funds 2030 Target Date Retirement Fund®	065	2165	2265	2365	2465	2565	2665
American Funds 2025 Target Date Retirement Fund®	064	2164	2264	2364	2464	2564	2664
American Funds 2020 Target Date Retirement Fund®	063	2163	2263	2363	2463	2563	2663
American Funds 2015 Target Date Retirement Fund®	062	2162	2262	2362	2462	2562	2662
American Funds 2010 Target Date Retirement Fund®	061	2161	2261	2361	2461	2561	2661

 Appendix

Description of commercial paper ratings

Moody's
Commercial paper ratings (highest three ratings)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Standard & Poor’s
Commercial paper ratings (highest three ratings)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service and Standard & Poor’s Corporation.

Description of bond ratings

Moody’s

Long-term rating definitions

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s

Long-term issue credit ratings

AAA

An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated BB , B , CCC , CC , and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB , but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated CC is currently highly vulnerable to nonpayment.

C

A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (–)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

***

[logo – American Funds®]

Capital Income Builder®
Investment portfolio

October 31, 2009

Common stocks — 62.66%	Shares	Value (000)

TELECOMMUNICATION SERVICES — 8.56%
AT&T Inc.	52,431,230	$1,345,910
Verizon Communications Inc.	33,541,700	992,499
América Móvil, SAB de CV, Series L (ADR)	18,738,000	826,908
CenturyTel, Inc.1	19,053,597	618,480
Koninklijke KPN NV2	27,589,050	500,815
Telefónica, SA2	17,460,000	487,955
Telekom Austria AG, non-registered shares2	15,492,711	254,001
Singapore Telecommunications Ltd.2	115,233,500	238,989
Belgacom SA2	6,034,800	226,636
Vodafone Group PLC2	75,200,000	166,638
Telekomunikacja Polska SA2	25,467,566	149,223
France Télécom SA2	5,743,000	142,179
Türk Telekomünikasyon AS, Class D2	46,737,000	141,060
Advanced Info Service PCL2	50,509,000	129,263
Taiwan Mobile Co., Ltd.2	33,484,516	59,551
DiGi.Com Bhd.2	8,852,000	56,546
Philippine Long Distance Telephone Co.2	1,053,250	56,359
Telecom Italia SpA, nonvoting2	46,468,726	51,253
StarHub Ltd2	25,787,250	34,545
Telkom SA Ltd.2	5,227,300	28,929
OJSC Mobile TeleSystems (ADR)	565,500	25,617
MTN Group Ltd.2	1,495,800	22,352
BT Group PLC2	10,000,000	21,383
China Mobile Ltd.2	2,000,000	18,729
Far EasTone Telecommunications Co., Ltd.2	1,634,111	1,836
		6,597,656

FINANCIALS — 8.52%
Banco Santander, SA2	82,073,972	1,322,796
BNP Paribas SA2	6,312,291	475,461
Banco Bradesco SA, preferred nominative	22,083,300	434,500
HSBC Holdings PLC (Hong Kong)2	26,741,178	292,962
HSBC Holdings PLC (United Kingdom)2	9,728,436	107,824
Hang Seng Bank Ltd.2	24,991,100	354,651
Westpac Banking Corp.2	15,251,722	354,634
Bank of China Ltd., Class H2	574,785,000	331,360
JPMorgan Chase & Co.	6,145,000	256,677
Royal Bank of Canada	4,396,111	222,917
Industrial and Commercial Bank of China Ltd., Class H2	257,486,000	204,820
Bank of Nova Scotia	4,847,200	202,957
HCP, Inc.	6,680,500	197,676
Sampo Oyj, Class A2	6,873,962	164,753
Société Générale2	2,403,118	159,817
Itaú Unibanco Holding SA, preferred nominative	7,483,630	142,728
Admiral Group PLC2	7,584,570	127,701
CapitaMall Trust, units2	112,596,592	126,135
Prudential PLC2	10,222,231	92,896
Westfield Group2	8,249,175	88,171
Equity Residential, shares of beneficial interest	2,755,800	79,587
S P Setia Bhd.1,2	58,027,000	65,341
Arthur J. Gallagher & Co.	2,903,589	64,779
Bank of the Philippine Islands2	57,933,564	55,925
Wells Fargo & Co.	1,970,000	54,214
Starwood Property Trust, Inc.1	2,675,000	53,848
Bank of New York Mellon Corp.	1,924,536	51,308
Weingarten Realty Investors	2,634,750	48,743
Sun Hung Kai Properties Ltd.2	2,925,000	44,365
Kimco Realty Corp.	3,103,500	39,228
Champion Real Estate Investment Trust2	89,272,000	37,518
TrygVesta A/S2	514,300	37,119
Frasers Centrepoint Trust1,2	39,264,000	33,431
Unibail-Rodamco SE, non-registered shares2	150,000	33,255
United Bankshares, Inc.	1,775,000	31,684
SM Prime Holdings, Inc.2	125,000,000	25,618
Eurobank Properties REIT2	1,950,000	24,587
CapitaRetail China Trust2	30,837,000	24,468
Kerry Properties Ltd.2	4,240,696	23,809
ProLogis, shares of beneficial interest	1,750,000	19,827
CapitaCommercial Trust2	26,272,300	19,774
Colony Financial, Inc.1,3	750,000	14,587
Banco Bilbao Vizcaya Argentaria, SA2	672,677	12,064
Fannie Mae3	10,000,000	10,800
Freddie Mac3	5,300,000	6,519
		6,573,834

CONSUMER STAPLES — 6.73%
Philip Morris International Inc.	30,030,800	1,422,259
PepsiCo, Inc.	10,980,000	664,839
Nestlé SA2	10,975,000	511,070
Coca-Cola Co.	8,972,000	478,297
Kraft Foods Inc., Class A	13,527,870	372,287
Altria Group, Inc.	19,755,000	357,763
Kellogg Co.	5,349,000	275,687
Diageo PLC2	14,085,000	229,918
Sara Lee Corp.	16,840,600	190,130
Reynolds American Inc.	3,480,000	168,710
Clorox Co.	1,685,000	99,803
Kimberly-Clark Corp.	1,500,000	91,740
H.J. Heinz Co.	2,000,000	80,480
Foster’s Group Ltd.2	13,500,000	65,671
ConAgra Foods, Inc.	3,000,000	63,000
Imperial Tobacco Group PLC2	1,390,000	41,027
SABMiller PLC2	1,050,000	27,617
Nestlé India Ltd.2	480,000	26,161
Procter & Gamble Co.	390,000	22,620
		5,189,079

UTILITIES — 6.70%
GDF Suez2	16,302,320	683,129
Exelon Corp.	9,601,500	450,886
Dominion Resources, Inc.	11,251,980	383,580
Scottish and Southern Energy PLC2	20,452,784	362,654
Hongkong Electric Holdings Ltd.2	65,466,500	349,786
FirstEnergy Corp.	7,755,500	335,658
Fortum Oyj2	11,366,230	269,292
Veolia Environnement2	8,245,682	268,830
Gas Natural SDG, SA2	10,854,000	218,305
PPL Corp.	7,246,893	213,349
RWE AG2	2,400,000	210,414
Public Service Enterprise Group Inc.	6,865,700	204,598
Southern Co.	5,500,000	171,545
Progress Energy, Inc.	3,875,000	145,429
Ameren Corp.	4,816,420	117,232
Xcel Energy Inc.	5,516,000	104,032
DTE Energy Co.	2,750,000	101,695
FPL Group, Inc.	2,000,000	98,200
SUEZ Environnement Co.2	3,837,375	85,497
Cheung Kong Infrastructure Holdings Ltd.2	20,671,000	73,698
Entergy Corp.	752,500	57,732
E.ON AG2	1,500,000	57,407
Electricité de France SA2	850,989	47,385
Electricity Generating PCL2	19,226,428	42,981
Consolidated Edison, Inc.	900,000	36,612
NiSource Inc.	2,289,307	29,578
National Grid PLC2	2,632,652	26,217
Pinnacle West Capital Corp.	738,200	23,120
		5,168,841

ENERGY — 6.56%
Royal Dutch Shell PLC, Class A (ADR)	9,328,000	554,177
Royal Dutch Shell PLC, Class B2	5,067,187	147,013
Royal Dutch Shell PLC, Class B (ADR)	1,866,228	108,540
Royal Dutch Shell PLC, Class A2	3,055,000	90,976
BP PLC2	94,932,042	895,435
Sasol Ltd.2	22,431,827	836,568
Eni SpA2	28,260,866	701,552
Eni SpA (ADR)	912,492	45,241
ConocoPhillips	8,257,970	414,385
Woodside Petroleum Ltd.2	7,880,000	330,590
TOTAL SA2	3,756,000	223,939
TOTAL SA (ADR)	600,000	36,042
Enbridge Inc.	3,523,468	137,228
OAO LUKOIL (ADR)2	2,240,800	129,474
Husky Energy Inc.	4,850,000	127,903
StatoilHydro ASA2	3,500,532	83,188
China National Offshore Oil Corp.2	44,764,000	67,119
PetroChina Co. Ltd., Class H2	44,418,000	53,628
Spectra Energy Corp	2,783,220	53,215
Chevron Corp.	259,700	19,877
		5,056,090

INDUSTRIALS — 5.73%
Siemens AG2	6,126,000	552,705
Geberit AG2	1,718,000	285,023
United Technologies Corp.	4,355,000	267,615
Eaton Corp.	4,321,000	261,204
MAp Group1,2	93,268,737	238,404
Lockheed Martin Corp.	3,183,000	218,959
Schneider Electric SA2	2,034,500	211,585
FirstGroup PLC1,2	31,300,000	192,962
Singapore Technologies Engineering Ltd.2	91,974,000	185,762
Leighton Holdings Ltd.2	5,728,928	180,478
Burlington Northern Santa Fe Corp.	1,803,000	135,802
Waste Management, Inc.	4,150,000	124,002
Emerson Electric Co.	3,165,000	119,479
ASSA ABLOY AB, Class B2	6,460,000	115,394
Hays PLC1,2	71,032,000	114,103
CSX Corp.	2,605,000	109,879
Robert Half International Inc.	4,360,000	101,152
AB Volvo, Class B2	10,062,000	97,187
De La Rue PLC1,2	6,374,619	95,600
Österreichische Post AG2	2,872,569	84,005
General Electric Co.	5,230,000	74,580
Norfolk Southern Corp.	1,540,000	71,795
Uponor Oyj2	3,480,800	63,205
Spirax-Sarco Engineering PLC2	3,045,391	54,392
Transport International Holdings Ltd.2	18,625,900	52,482
Société BIC SA2	690,000	48,080
BELIMO Holding AG1,2	42,250	43,314
AB SKF, Class B2	2,670,000	43,177
Singapore Post Private Ltd.2	60,400,000	40,540
Seco Tools AB, Class B2	2,702,640	36,315
Go-Ahead Group PLC2	1,525,000	35,522
Hopewell Highway Infrastructure Ltd.2	46,145,630	27,798
Steelcase Inc., Class A	4,440,000	25,619
Jiangsu Expressway Co. Ltd., Class H2	26,436,000	23,455
IMI PLC2	3,060,000	21,654
SIA Engineering Co. Ltd.2	8,617,000	17,139
Pfeiffer Vacuum Technology AG, non-registered shares2	215,000	16,190
Watsco, Inc.	285,000	14,598
DCC PLC2	390,000	10,262
Seaspan Corp.	449,100	3,889
		4,415,306

HEALTH CARE — 5.36%
Merck & Co., Inc.	28,266,100	874,270
Bayer AG2	8,184,000	567,577
Novartis AG2	8,565,000	447,563
Roche Holding AG2	2,721,000	436,730
Johnson & Johnson	6,500,000	383,825
Bristol-Myers Squibb Co.	16,450,000	358,610
Pfizer Inc	20,000,000	340,600
Abbott Laboratories	3,520,000	178,006
GlaxoSmithKline PLC2	6,792,000	139,701
Orion Oyj, Class B2	5,837,194	111,074
Sonic Healthcare Ltd.2	7,459,270	92,223
Schering-Plough Corp.	2,246,600	63,354
Takeda Pharmaceutical Co. Ltd.2	1,460,000	58,735
Daiichi Sankyo Co., Ltd.2	2,650,000	52,462
Oriola-KD Oyj, Class B2	4,205,677	22,137
Clínica Baviera, SA2,3	790,430	9,499
		4,136,366

INFORMATION TECHNOLOGY — 3.95%
Taiwan Semiconductor Manufacturing Co. Ltd.2	275,461,272	499,375
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	10,455,599	99,746
Microsoft Corp.	15,321,800	424,874
Delta Electronics, Inc.2	74,564,430	207,337
Redecard SA, ordinary nominative	13,737,600	204,520
HTC Corp.2	20,106,975	200,379
MediaTek Inc.2	13,126,446	185,222
Paychex, Inc.	5,480,000	155,687
Acer Inc.2	59,938,444	141,427
Automatic Data Processing, Inc.	3,500,000	139,300
Maxim Integrated Products, Inc.	8,290,700	138,206
Intel Corp.	6,957,200	132,952
Wincor Nixdorf AG1,2	2,150,312	125,865
Canon, Inc.2	2,523,800	94,745
Halma PLC2	15,195,069	56,731
Xilinx, Inc.	2,585,900	56,243
Murata Manufacturing Co., Ltd.2	1,101,900	54,329
Siliconware Precision Industries Co., Ltd.2	40,070,300	53,371
Spectris PLC2	2,864,765	31,807
Neopost SA2	310,200	27,204
Oakton Ltd.1,2	4,617,960	14,304
Renishaw PLC2	655,000	5,863
		3,049,487

CONSUMER DISCRETIONARY — 3.18%
OPAP SA1,2	16,421,040	420,092
McDonald’s Corp.	4,120,000	241,473
Esprit Holdings Ltd.2	34,501,800	225,886
Johnson Controls, Inc.	9,077,990	217,146
Toyota Motor Corp.2	3,297,000	130,514
Mattel, Inc.	6,710,000	127,020
Industria de Diseño Textil, SA2	1,985,599	116,699
Daimler AG2	2,261,400	110,217
Greene King PLC1,2	13,877,742	90,021
Yue Yuen Industrial (Holdings) Ltd.2	31,731,500	88,139
Limited Brands, Inc.	5,000,000	88,000
British Sky Broadcasting Group PLC2	9,849,000	85,997
Kingfisher PLC2	18,845,000	69,045
Leggett & Platt, Inc.	2,490,000	48,132
Genuine Parts Co.	1,280,000	44,787
DSG international PLC2,3	85,412,161	42,876
Li & Fung Ltd.2	9,530,000	39,468
Ekornes ASA1,2	1,980,425	36,807
Intercontinental Hotels Group PLC2	2,412,352	30,940
Bijou Brigitte modische Accessoires AG2	182,900	29,644
Halfords Group PLC2	4,590,000	29,506
Kesa Electricals PLC2	13,430,200	29,190
Carnival Corp., units	1,000,000	29,120
Marks and Spencer Group PLC2	4,780,000	26,826
Headlam Group PLC2	2,938,547	14,990
Aristocrat Leisure Ltd.2	3,791,027	14,977
Fairfax Media Ltd.2	10,000,000	14,155
Autoliv AB	416,500	13,986
		2,455,653

MATERIALS — 2.80%
Akzo Nobel NV2	8,673,000	513,189
Koninklijke DSM NV2	8,539,000	374,068
Israel Chemicals Ltd.2	26,930,907	314,641
RPM International, Inc.1	8,340,000	146,951
Symrise AG1,2	6,835,085	125,969
Fletcher Building Ltd.2	21,176,596	124,845
Impala Platinum Holdings Ltd.2	4,420,000	96,072
Packaging Corp. of America	5,000,000	91,400
CRH PLC2	3,486,962	85,155
OneSteel Ltd.2	25,809,715	69,825
Weyerhaeuser Co.	1,500,000	54,510
Worthington Industries, Inc.	3,639,800	40,220
Lafarge Malayan Cement Bhd.2	22,590,530	39,986
voestalpine AG2	900,000	30,714
Rautaruukki Oyj2	1,431,029	29,191
Ambuja Cements Ltd.2	11,804,916	22,120
		2,158,856

MISCELLANEOUS — 4.57%
Other common stocks in initial period of acquisition		3,527,138

Total common stocks (cost: $47,138,147,000)		48,328,306

Preferred stocks — 0.75%

FINANCIALS — 0.65%
Barclays Bank PLC 7.434%4,5	38,889,000	36,361
Barclays Bank PLC 14.00%5	10,395,000	22,470
Barclays Bank PLC 8.55%4,5	6,011,000	5,801
Barclays Bank PLC 6.86%4,5	4,687,000	3,867
Barclays Bank PLC, Series 1, 6.278% noncumulative5	3,200,000	2,508
Barclays Bank PLC 7.375%4,5	458,000	419
PNC Preferred Funding Trust I 6.517%4,5	53,100,000	37,553
PNC Preferred Funding Trust III 8.70%4,5	32,000,000	31,930
Wells Fargo & Co. 7.98%5	47,224,000	44,450
Wachovia Capital Trust III 5.80%5	21,932,000	15,912
Banco Santander, SA, Series 10, 10.50%3	1,748,757	47,990
JPMorgan Chase & Co., Series I, 7.90%5	44,025,000	44,410
Banco Bilbao Vizcaya Argentaria, SA, 5.919%5	51,660,000	41,387
Mizuho Capital Investment (USD) 2 Ltd. 14.95%4,5	25,000,000	31,482
AXA SA, Series B, 6.379%4,5	28,500,000	24,581
BNP Paribas 7.195%4,5	26,500,000	24,512
QBE Capital Funding II LP 6.797%4,5	28,900,000	23,549
Public Storage, Inc., Series F, 6.45%	1,000,000	21,250
SMFG Preferred Capital USD 2 Ltd. 8.75% noncumulative4	7,031,000	7,043
SMFG Preferred Capital USD 3 Ltd. 9.50%4,5	6,029,000	6,617
Société Générale 5.922%4,5	12,805,000	10,194
Fannie Mae, Series S, 8.25% noncumulative3	2,000,000	2,325
Fannie Mae, Series O, 0%3,4,5	874,555	1,924
Fannie Mae, Series P, 4.50% noncumulative3	1,600,000	1,280
Fannie Mae, Series E, 5.10%3	608,441	1,027
Fannie Mae, Series L, 5.125%3	570,000	832
Freddie Mac, Series V, 5.57%3	3,485,635	3,703
Freddie Mac, Series Z, 8.375%3	2,041,640	2,271
Freddie Mac, Series W, 5.66%3	650,000	658
Freddie Mac, Series Y, 6.55%3	350,250	368
		498,674

U.S. GOVERNMENT AGENCY SECURITIES — 0.08%
CoBank, ACB, Series C, 11.00%4	1,120,000	52,325
US AgBank 6.11%4,5	13,000,000	7,926
		60,251

UTILITIES — 0.02%
Alabama Power Co. 5.625%	800,000	18,025

Total preferred stocks (cost: $869,512,000)		576,950

	Shares or
Convertible securities — 0.27%	principal amount

UTILITIES — 0.05%
PG&E Corp. 9.50% convertible notes 2010	$14,000,000	38,045

CONSUMER DISCRETIONARY — 0.03%
Ford Motor Co. Capital Trust II 6.50% convertible preferred 2032	473,600	13,687
Johnson Controls, Inc. 11.50% convertible preferred 2012, units	88,000	11,008
		24,695

FINANCIALS — 0.02%
Digital Realty Trust, Inc. 5.50% convertible debentures 20294	$4,050,000	4,997
Fannie Mae, Series 2004-1, 5.375% convertible preferred3	240	1,200
Fannie Mae, Series 2008-1, 8.75% noncumulative convertible preferred3	1,352,000	2,163
Washington Mutual, Inc., Series R, 7.75% noncumulative convertible preferred3	76,628	1,839
		10,199

MISCELLANEOUS — 0.17%
Other convertible securities in initial period of acquisition		131,521

Total convertible securities (cost: $315,872,000)		204,460

	Principal amount
Bonds & notes — 30.07%	(000)

MORTGAGE-BACKED OBLIGATIONS6 — 9.90%
Fannie Mae 4.89% 2012	$25,000	26,388
Fannie Mae, Series 2002-T11, Class B, 5.341% 2012	30,000	32,225
Fannie Mae 4.00% 2015	11,208	11,569
Fannie Mae 11.00% 2015	384	437
Fannie Mae 7.00% 2016	47	50
Fannie Mae 11.00% 2016	165	191
Fannie Mae 5.00% 2017	114	122
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017	7,610	8,180
Fannie Mae 5.00% 2018	19,588	20,909
Fannie Mae 5.00% 2018	1,271	1,356
Fannie Mae 11.00% 2018	352	406
Fannie Mae 4.00% 2019	28,638	29,823
Fannie Mae 4.50% 2019	22,556	23,793
Fannie Mae 4.50% 2019	17,729	18,707
Fannie Mae 4.50% 2019	13,489	14,231
Fannie Mae 5.50% 2019	2,346	2,525
Fannie Mae 4.50% 2020	25,095	26,472
Fannie Mae 4.50% 2020	2,048	2,160
Fannie Mae 5.50% 2020	5,620	6,048
Fannie Mae 11.00% 2020	84	96
Fannie Mae 4.50% 2021	70,941	74,699
Fannie Mae, Series 2006-78, Class CG, 4.50% 2021	15,000	15,581
Fannie Mae 6.00% 2021	5,388	5,803
Fannie Mae 6.00% 2021	728	784
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	32,654	33,696
Fannie Mae 5.50% 2022	14,603	15,548
Fannie Mae 5.50% 2022	11,369	12,104
Fannie Mae 5.50% 2022	4,318	4,597
Fannie Mae 10.50% 2022	179	207
Fannie Mae 5.00% 2023	31,505	33,246
Fannie Mae 5.00% 2023	16,182	17,076
Fannie Mae 5.00% 2023	15,377	16,226
Fannie Mae 5.00% 2023	13,352	14,090
Fannie Mae 5.00% 2023	11,502	12,138
Fannie Mae 5.00% 2023	10,739	11,332
Fannie Mae 5.00% 2023	9,921	10,469
Fannie Mae 5.00% 2023	8,919	9,427
Fannie Mae 5.00% 2023	6,533	6,894
Fannie Mae 5.50% 2023	34,238	36,463
Fannie Mae 4.00% 2024	233,672	238,383
Fannie Mae 4.00% 2024	77,612	79,134
Fannie Mae 4.00% 2024	59,179	60,340
Fannie Mae 4.00% 2024	48,242	49,214
Fannie Mae 4.00% 2024	48,157	49,128
Fannie Mae 4.00% 2024	47,755	48,692
Fannie Mae 4.00% 2024	47,473	48,430
Fannie Mae 4.00% 2024	43,679	44,560
Fannie Mae 4.00% 2024	38,290	39,062
Fannie Mae 4.00% 2024	29,327	29,918
Fannie Mae 4.50% 2024	70,553	73,431
Fannie Mae 4.50% 2024	49,227	51,235
Fannie Mae 4.50% 2024	48,517	50,480
Fannie Mae 4.50% 2024	45,021	46,843
Fannie Mae 4.50% 2024	44,086	45,870
Fannie Mae 4.50% 2024	27,138	28,245
Fannie Mae 4.50% 2024	19,567	20,365
Fannie Mae 4.50% 2024	19,448	20,241
Fannie Mae 4.50% 2024	17,796	18,522
Fannie Mae 4.50% 2024	16,627	17,305
Fannie Mae 5.00% 2024	41,795	44,144
Fannie Mae 5.50% 2024	85,275	90,871
Fannie Mae 6.00% 2024	25,654	27,382
Fannie Mae 6.00% 2024	544	583
Fannie Mae 6.00% 2026	63,299	67,564
Fannie Mae 6.00% 2026	8,066	8,609
Fannie Mae 6.00% 2027	143,261	152,914
Fannie Mae 6.50% 2027	3,902	4,199
Fannie Mae 6.00% 2028	5,070	5,412
Fannie Mae 6.00% 2028	4,306	4,589
Fannie Mae 6.00% 2028	2,811	3,000
Fannie Mae 6.00% 2028	2,572	2,741
Fannie Mae 5.50% 2029	80,703	85,368
Fannie Mae 7.50% 2029	54	60
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031	2,429	2,604
Fannie Mae 7.50% 2031	174	192
Fannie Mae 7.50% 2031	31	34
Fannie Mae 5.50% 2033	7,547	7,986
Fannie Mae 5.50% 2033	2,802	2,965
Fannie Mae 5.50% 2034	13,130	13,883
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	12,511	13,379
Fannie Mae 5.50% 2035	9,162	9,686
Fannie Mae 6.50% 2035	15,667	16,968
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036	11,508	9,722
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036	8,136	6,854
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	1,917	1,613
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036	1,715	1,416
Fannie Mae, Series 2006-65, Class PF, 0.524% 20365	11,702	11,531
Fannie Mae, Series 2006-101, Class PC, 5.50% 2036	21,534	22,771
Fannie Mae, Series 2006-106, Class HG, 6.00% 2036	58,410	62,580
Fannie Mae 6.00% 2036	54,748	58,583
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	51,044	54,511
Fannie Mae 6.00% 2036	41,963	44,876
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	38,630	41,749
Fannie Mae 6.00% 2036	37,728	40,294
Fannie Mae, Series 2006-114, Class PD, 6.00% 2036	34,610	37,103
Fannie Mae 6.00% 2036	25,044	26,798
Fannie Mae 6.00% 2036	15,589	16,681
Fannie Mae 6.00% 2036	12,392	13,260
Fannie Mae 6.00% 2036	3,659	3,921
Fannie Mae 7.00% 2036	2,936	3,207
Fannie Mae 7.50% 2036	2,031	2,207
Fannie Mae, Series 2007-114, Class A7, 0.444% 20372,5	20,000	17,975
Fannie Mae, Series 2007-37, Class AP, 5.25% 2037	69,451	74,259
Fannie Mae 5.284% 20375	6,859	7,232
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	52,457	56,250
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	15,623	16,538
Fannie Mae 5.97% 20375	2,665	2,829
Fannie Mae 6.00% 2037	25,856	27,526
Fannie Mae 6.00% 2037	17,854	19,093
Fannie Mae 6.00% 2037	17,843	19,082
Fannie Mae 6.00% 2037	11,964	12,795
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	7,770	8,331
Fannie Mae 6.428% 20375	2,867	3,050
Fannie Mae 6.50% 2037	30,234	32,508
Fannie Mae 6.50% 2037	18,671	20,075
Fannie Mae 6.50% 2037	13,523	14,540
Fannie Mae 6.50% 2037	12,699	13,622
Fannie Mae 6.50% 2037	3,262	3,508
Fannie Mae 6.50% 2037	2,409	2,591
Fannie Mae 6.50% 2037	1,995	2,145
Fannie Mae 6.656% 20375	2,617	2,785
Fannie Mae 7.00% 2037	49,439	54,004
Fannie Mae 7.00% 2037	979	1,069
Fannie Mae 7.00% 2037	411	449
Fannie Mae 7.50% 2037	10,359	11,255
Fannie Mae 7.50% 2037	5,122	5,622
Fannie Mae 7.50% 2037	2,967	3,224
Fannie Mae 7.50% 2037	1,931	2,098
Fannie Mae 7.50% 2037	1,667	1,801
Fannie Mae 7.50% 2037	620	670
Fannie Mae 7.50% 2037	347	377
Fannie Mae 4.50% 2038	94,211	95,450
Fannie Mae 5.00% 2038	43,098	44,735
Fannie Mae 5.131% 20385	17,313	18,169
Fannie Mae 5.373% 20385	23,433	24,895
Fannie Mae 5.454% 20385	14,247	15,152
Fannie Mae 5.50% 2038	143,012	150,791
Fannie Mae 5.50% 2038	59,255	62,469
Fannie Mae 5.50% 2038	46,461	48,988
Fannie Mae 5.50% 2038	40,423	42,634
Fannie Mae 5.50% 2038	28,244	29,859
Fannie Mae 5.50% 2038	28,242	29,774
Fannie Mae 5.50% 2038	22,853	24,160
Fannie Mae 5.50% 2038	18,201	19,242
Fannie Mae 5.50% 2038	16,320	17,222
Fannie Mae 5.50% 2038	12,255	12,956
Fannie Mae 5.50% 2038	11,403	12,022
Fannie Mae 5.50% 2038	5,328	5,632
Fannie Mae 5.549% 20385	2,466	2,615
Fannie Mae 6.00% 2038	95,089	101,230
Fannie Mae 6.00% 2038	77,934	82,918
Fannie Mae 6.00% 2038	47,579	50,651
Fannie Mae 6.00% 2038	15,299	16,287
Fannie Mae 6.00% 2038	11,156	11,877
Fannie Mae 6.50% 2038	41,361	44,468
Fannie Mae 6.50% 2038	26,395	28,380
Fannie Mae 6.50% 2038	16,591	17,837
Fannie Mae 7.00% 2038	1,556	1,699
Fannie Mae 3.58% 20395	13,749	13,989
Fannie Mae 3.618% 20395	25,215	25,968
Fannie Mae 3.62% 20392,5	21,285	21,882
Fannie Mae 3.625% 20395	9,868	10,164
Fannie Mae 3.625% 20395	7,684	7,898
Fannie Mae 3.645% 20395	19,778	20,369
Fannie Mae 3.70% 20392,5	13,760	14,137
Fannie Mae 3.76% 20395	9,897	10,228
Fannie Mae 3.761% 20395	21,936	22,660
Fannie Mae 3.84% 20392,5	10,000	10,325
Fannie Mae 3.85% 20395	9,663	10,010
Fannie Mae 3.861% 20395	16,107	16,696
Fannie Mae 3.90% 20392,5	22,585	23,371
Fannie Mae 3.913% 20395	5,980	6,198
Fannie Mae 3.914% 20395	9,843	10,142
Fannie Mae 3.95% 20395	3,000	3,111
Fannie Mae 3.951% 20395	12,872	13,359
Fannie Mae 4.00% 20392,5	9,600	9,972
Fannie Mae 5.126% 20395	8,403	8,911
Fannie Mae 5.50% 2039	18,279	19,268
Fannie Mae 6.00% 2039	29,776	31,680
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	340	367
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	256	286
Fannie Mae 7.00% 2047	4,565	4,950
Freddie Mac 6.00% 2017	249	269
Freddie Mac 4.50% 2018	3,658	3,861
Freddie Mac, Series 2890, Class KT, 4.50% 2019	2,500	2,610
Freddie Mac 5.50% 2019	7,364	7,937
Freddie Mac, Series 2642, Class BL, 3.50% 2023	7,731	7,829
Freddie Mac, Series 2626, Class NG, 3.50% 2023	4,152	4,210
Freddie Mac 4.50% 2023	42,650	44,439
Freddie Mac 5.50% 2023	16,766	17,872
Freddie Mac 6.00% 2023	9,062	9,752
Freddie Mac, Series 1617, Class PM, 6.50% 2023	3,040	3,372
Freddie Mac 4.50% 2024	28,759	29,923
Freddie Mac 5.00% 2024	35,825	37,907
Freddie Mac, Series 3135, Class OP, principal only, 0% 2026	4,444	3,928
Freddie Mac 6.00% 2026	20,531	21,950
Freddie Mac 6.00% 2026	19,567	20,919
Freddie Mac 5.50% 2027	36,296	38,477
Freddie Mac 6.00% 2027	15,980	17,084
Freddie Mac 6.50% 2027	20,212	21,757
Freddie Mac 6.50% 2027	17,939	19,310
Freddie Mac 5.50% 2028	52,089	55,303
Freddie Mac, Series 2153, Class GG, 6.00% 2029	5,755	6,189
Freddie Mac, Series 2122, Class QM, 6.25% 2029	11,064	11,864
Freddie Mac 6.50% 2032	3,217	3,484
Freddie Mac 7.50% 2032	1,447	1,590
Freddie Mac, Series 3061, Class PN, 5.50% 2035	19,304	20,733
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036	19,670	17,286
Freddie Mac, Series 3155, Class FO, principal only, 0% 2036	12,065	9,642
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036	5,077	4,314
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036	5,007	4,240
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036	4,448	3,780
Freddie Mac, Series 3117, Class OG, principal only, 0% 2036	2,814	2,410
Freddie Mac, Series 3156, Class NG, 6.00% 2036	46,460	50,295
Freddie Mac, Series 3286, Class JN, 5.50% 2037	32,705	34,519
Freddie Mac 5.50% 2037	20,795	22,015
Freddie Mac 5.715% 20375	18,768	19,970
Freddie Mac 5.885% 20375	9,107	9,651
Freddie Mac, Series 3271, Class OA, 6.00% 2037	31,132	33,713
Freddie Mac 6.00% 2037	529	566
Freddie Mac 6.242% 20375	7,930	8,438
Freddie Mac 5.00% 2038	23,842	24,756
Freddie Mac 5.00% 2038	16,518	17,142
Freddie Mac 5.00% 2038	15,588	16,186
Freddie Mac 5.00% 2038	14,814	15,383
Freddie Mac 5.00% 2038	14,277	14,825
Freddie Mac 5.00% 2038	7,023	7,293
Freddie Mac 5.00% 2038	5,026	5,218
Freddie Mac 5.00% 2038	3,301	3,428
Freddie Mac 5.00% 2038	2,902	3,014
Freddie Mac 5.00% 2038	2,524	2,624
Freddie Mac 5.00% 2038	1,398	1,452
Freddie Mac 5.00% 2038	70	72
Freddie Mac 5.054% 20385	9,051	9,546
Freddie Mac 5.50% 2038	72,045	75,953
Freddie Mac 5.558% 20385	11,642	12,342
Freddie Mac 5.928% 20385	17,597	18,725
Freddie Mac 3.604% 20395	6,000	6,134
Freddie Mac 3.756% 20395	6,900	7,112
Freddie Mac 3.85% 20395	11,925	12,324
Freddie Mac 5.00% 2039	85,960	89,222
Freddie Mac 6.50% 2047	10,641	11,384
Government National Mortgage Assn., Series 2005-7, Class AO, principal only, 0% 2035	8,719	7,405
Government National Mortgage Assn. 6.00% 2035	3,320	3,563
Government National Mortgage Assn., Series 2007-8, Class LO, principal only, 0% 2037	10,623	9,253
Government National Mortgage Assn. 6.00% 2038	66,097	70,610
Government National Mortgage Assn. 6.00% 2038	49,126	52,480
Government National Mortgage Assn. 6.50% 2038	23,946	25,578
Government National Mortgage Assn., Series 2003, Class A, 5.612% 2058	20,042	20,812
Government National Mortgage Assn. 5.816% 2058	12,427	12,928
Government National Mortgage Assn., Series 2003, 6.116% 2058	1,452	1,510
Government National Mortgage Assn. 6.172% 2058	1,869	1,944
Government National Mortgage Assn. 6.205% 2058	5,510	5,732
Government National Mortgage Assn. 6.22% 2058	3,252	3,426
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1, Class A-3, 6.26% 2033	4,935	5,058
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1, Class F, 6.856% 20354,5	5,050	4,695
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-3, 4.184% 2037	8,055	8,049
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A-5, 4.654% 2037	3,330	3,206
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-M, 4.948% 20375	5,000	4,264
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	6,109	6,208
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-PNC1, Class A-2, 4.555% 2041	16,102	16,192
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-2, 4.851% 2042	26,685	26,780
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4B, 4.996% 20425	14,840	13,319
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC13, Class A-4, 5.28% 20435	7,200	7,257
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC13, Class A-M, 5.321% 20435	16,830	14,036
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CIBC14, Class A-4, 5.481% 20445	15,000	14,698
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.875% 20455	18,000	17,385
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	33,353	33,369
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-2, 5.434% (undated)	21,630	20,106
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	660	661
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	372	317
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	534	505
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	1,857	1,826
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.319% 20345	3,595	3,440
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	2,416	2,486
CS First Boston Mortgage Securities Corp., Series 2001-CK3, Class A-4, 6.53% 2034	7,810	8,153
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	41,385	42,730
CS First Boston Mortgage Securities Corp., Series 2002-CKP1, Class G, 7.165% 20354,5	1,435	1,217
CS First Boston Mortgage Securities Corp., Series 2002-CKS4, 4.485% 2036	3,252	3,317
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	4,871	5,098
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	22,150	22,157
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	11,000	10,724
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	5,000	5,261
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-3, 5.10% 20385	14,535	14,474
CS First Boston Mortgage Securities Corp., Series 2006-C1, Class A-AB, 5.548% 20395	18,000	18,658
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20405	37,500	37,424
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 5-A-1, 5.997% 20355	9,404	6,967
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8, Class 3-AF, 0.624% 20365	13,212	8,356
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.857% 20365	16,796	13,174
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4-A-1, 5.859% 20365	10,752	8,333
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.905% 20365	8,967	6,364
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 20365	44,047	29,625
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.809% 20375	39,990	25,067
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.853% 20375	19,962	14,090
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2-A1, 5.905% 20475	26,890	16,409
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 2.90% 20345	2,867	2,727
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR12, Class 1-A4, 6.037% 20365	4,050	2,928
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2-A1, 5.791% 20375	56,826	37,983
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 3-A1, 5.805% 20375	52,848	41,216
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 4-A2, 5.836% 20375	35,426	25,991
Banc of America Commercial Mortgage Inc., Series 2001-PB1, Class A-2, 5.787% 2035	19,910	20,595
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	9,482	9,798
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-3, 4.877% 2042	23,669	23,713
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 20455	3,500	3,484
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3A, 5.12% 20455	21,700	21,054
Banc of America Commercial Mortgage Inc., Series 2006-2, Class A-3, 5.711% 20455	4,955	4,823
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 3.664% 20345	2,551	1,987
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.499% 20355	28,321	19,738
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 3-A-1, 6.152% 20375	20,841	14,437
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 1-A-1, 5.921% 20475	34,012	23,040
CHL Mortgage Pass-Through Trust, Series 2007-HY4, Class 1-A-1, 6.07% 20475	19,177	13,170
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A-3, 4.44% 2034	3,931	3,983
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-2, 5.242% 2044	20,000	20,048
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.265% 20445	30,000	30,199
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	16,750	16,490
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.431% 20345	3,450	2,658
Bear Stearns ARM Trust, Series 2003-8, Class III-A, 5.10% 20345	3,646	3,290
Bear Stearns ARM Trust, Series 2005-6, Class I-A-1, 3.869% 20355	25,010	17,487
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.547% 20355	50,000	39,494
Bear Stearns ARM Trust, Series 2006-4, Class II-A-1, 5.713% 20365	4,137	2,861
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.669% 20345	15,166	14,928
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 3-A-1, 5.25% 20355	15,105	10,087
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 5-A-1, 6.00% 2035	18,587	12,804
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 3-A-1, 5.93% 20365	24,348	13,561
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2-A-1, 6.33% 20375	23,104	11,525
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	883	889
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-2, 6.531% 2033	22,230	23,232
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	6,864	6,929
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-2, 4.996% 2037	9,830	10,032
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038	13,250	13,949
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20374	27,000	26,934
American Tower Trust I, Series 2007-1A, Class C, 5.615% 20374	10,000	9,775
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20374	15,000	14,589
Countrywide Alternative Loan Trust, Series 2004-14T2, Class A-2, 5.50% 2034	5,803	4,995
Countrywide Alternative Loan Trust, Series 2005-49CB, Class A-1, 5.50% 2035	15,579	13,964
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035	3,964	3,341
Countrywide Alternative Loan Trust, Series 2005-9CB, Class 2-A-1, 6.00% 2035	5,285	3,931
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 6-A-1, 6.00% 2035	1,820	1,445
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-4, 5.50% 2036	5,000	3,485
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.886% 20475	27,570	16,780
Morgan Stanley Capital I Trust, Series 2003-TOP11, Class A-2, 4.34% 2041	67	67
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.207% 20425	24,000	24,835
Morgan Stanley Capital I Trust, Series 2005-IQ11, Class A-2, 5.693% 20425	5,000	5,104
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-M, 5.774% 20425	20,105	16,682
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A-2, 3.285% 2035	3,655	3,664
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	5,000	5,015
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 20375	38,142	37,756
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 0.364% 20465	41,670	39,834
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.589% 20365	33,121	25,135
IndyMac INDX Mortgage Loan Trust, Series 2006-AR25, Class 3-A-1, 5.922% 20365	23,876	14,542
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 20354	13,620	13,510
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 20354	20,000	19,838
Crown Castle Towers LLC, Series 2006-1, Class D, 5.772% 20364	3,380	3,461
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class II-A-1, 6.005% 20365	61,123	34,506
GE Commercial Mortgage Corp., Series 2005-C2, Class A-2, 4.706% 2043	16,685	16,851
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.334% 20455	17,000	17,400
Bank of America 5.50% 20124	30,000	31,951
Cendant Mortgage Capital LLC, Series 2003-7P, Class A-1, 4.872% 20174,5	8,346	8,235
Cendant Mortgage Capital LLC, Series 2003-9, Class II-A-1, 4.813% 20185	5,720	5,634
Cendant Mortgage Capital LLC, Series 2003-5P, Class A-3, 4.913% 20194,5	8,932	8,901
Cendant Mortgage Capital LLC, Series 2003-8, Class II-A-1, 4.905% 20335	8,599	8,570
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.73% 20355	15,617	10,037
Bear Stearns ALT-A Trust, Series 2006-6, Class II-A-1, 5.816% 20365	32,675	20,306
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A-2, 6.36% 2034	28,285	29,438
American General Mortgage Loan Trust, Series 2006-1, Class A-5, 5.75% 20354,5	32,785	28,907
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	27,768	23,584
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	97	72
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-II-1, 5.929% 20365	4,033	2,279
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-III-1, 6.22% 20365	3,359	2,028
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	2,156	2,182
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	23,500	24,050
MASTR Alternative Loan Trust, Series 2003-2, Class 6-A-1, 6.00% 2033	660	646
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	1,409	1,289
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	7,068	6,063
MASTR Alternative Loan Trust, Series 2005-3, Class 2-A-1, 6.00% 2035	6,671	5,559
MASTR Alternative Loan Trust, Series 2005-3, Class 3-A-1, 6.50% 2035	6,340	4,596
MASTR Alternative Loan Trust, Series 2006-2, Class 2-A-3, 0.594% 20365	14,776	7,126
Northern Rock PLC 5.625% 20174	20,000	18,797
Northern Rock PLC 5.625% 2017	6,000	5,639
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	23,427	24,186
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	15,040	15,078
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A-2, 4.556% 2043	3,795	3,826
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A-4, 4.747% 20435	5,065	4,979
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% (undated)5	25,000	22,296
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-11, 6.00% 2035	24,219	16,170
Residential Asset Securitization Trust, Series 2006-A6, Class 1-A-11, 0.644% 20365	8,070	3,313
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class A-2FL, 0.606% 20184,5	8,000	7,977
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class A-2, 6.624% 20184	10,000	10,682
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 20364	16,500	16,426
SBA CMBS Trust, Series 2006-1A, Class C, 5.559% 20364	2,000	1,983
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class III-A-1, 6.059% 20375	32,364	17,547
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 3.459% 20355	9,919	8,435
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR19, Class A-6, 5.648% 20365	11,979	8,567
Banco Bilbao Vizcaya Argentaria, SA 5.75% 20174	15,000	16,406
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A-3-1, 5.22% 20345	11,334	9,943
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5, Class 1-A2A, 5.606% 20375	10,112	5,835
Commercial Mortgage Trust, Series 2000-C1, Class A-2, 7.416% 2033	1,530	1,546
Commercial Mortgage Trust, Series 2004-LNB2, Class A-3, 4.221% 2039	13,636	13,747
J.P. Morgan Mortgage Trust, Series 2005-A4, Class 3-A-1, 5.166% 20355	13,432	12,150
J.P. Morgan Mortgage Trust, Series 2006-A3, Class 3-A-3, 5.73% 20365	4,000	2,975
COBALT CMBS Commerical Mortgage Trust, Series 2006-C1, Class A-2, 5.174% 2048	14,976	15,100
Morgan Stanley Dean Witter Capital I Trust, Series 2001-PGMA, Class A-2, 0.794% 20164,5	8,000	7,963
Morgan Stanley Dean Witter Capital I Trust, Series 2000-LIFE2, Class A-2, 7.20% 2033	2,169	2,220
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	3,362	3,380
J.P. Morgan Alternative Loan Trust, Series 2006-A2, Class 5-A-1, 6.205% 20365	20,311	13,458
GSR Mortgage Loan Trust, Series 2005-9F, Class 1A-2, 0.744% 20355	8,029	5,542
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.502% 20355	6,110	5,214
Hilton Hotel Pool Trust, Series 2000-HLTA, Class C, 7.458% 20154	10,000	10,586
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A-M, 5.875% 20455	12,192	9,632
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	10,587	8,622
Washington Mutual Mortgage, WMALT Series 2005-1, Class 6-A-1, 6.50% 2035	1,108	886
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	10,000	9,419
ChaseFlex Trust, Series 2007-2, Class A-1, 0.524% 20375	3,248	1,980
ChaseFlex Trust, Series 2007-3, Class 2-A1, 0.544% 20375	10,711	6,336
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	2,740	2,802
Salomon Brothers Commercial Mortgage Trust, Series 2001-C2, Class A-3, 6.499% 2036	4,530	4,739
Banc of America Funding Trust, Series 2007-3, Class X-A-1, 5.50% 2034	10,042	7,061
BCAP LLC Trust, Series 2006-AA2, Class A-1, 0.414% 20375	12,826	6,843
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	7,924	6,329
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-3, 6.226% 2026	758	762
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A-3, 4.647% 2030	3,000	3,009
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A-4, 5.197% 20305	2,500	2,506
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-2, 5.426% 2041	5,290	5,306
Sequoia Mortgage Trust, Series 2007-1, Class 4-A1, 5.762% 20465	5,354	4,531
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	2,409	2,429
Harborview Mortgage Loan Trust, Series 2006-6, Class 1A, 4.239% 20365	2,882	1,814
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class G, 7.199% 20344,5	2,000	1,494
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.267% 20274,5	1,147	1,075
Banc of America Mortgage Securities Trust, Series 2004-B, Class 1-A-1, 4.687% 20345	306	269
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037	140	140
		7,639,843

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 7.36%
U.S. Treasury 1.25% 2010	20,000	20,176
U.S. Treasury 2.00% 2010	25,000	25,371
U.S. Treasury 4.50% 2010	75,000	78,184
U.S. Treasury 5.75% 2010	152,000	158,469
U.S. Treasury 6.50% 2010	275,000	280,010
U.S. Treasury 1.00% 2011	25,000	25,048
U.S. Treasury 1.125% 2011	30,000	30,093
U.S. Treasury 4.625% 2011	25,000	26,741
U.S. Treasury 4.875% 2011	25,000	26,593
U.S. Treasury 5.00% 2011	75,000	79,321
U.S. Treasury 5.125% 2011	80,000	85,867
U.S. Treasury 1.50% 2012	25,000	25,163
U.S. Treasury 4.00% 2012	50,000	53,883
U.S. Treasury 4.25% 2012	70,000	75,827
U.S. Treasury 4.875% 2012	83,000	90,924
U.S. Treasury 3.125% 2013	35,000	36,675
U.S. Treasury 3.375% 2013	60,000	63,490
U.S. Treasury 3.375% 2013	40,000	42,316
U.S. Treasury 3.625% 2013	5,000	5,333
U.S. Treasury 3.875% 2013	20,000	21,467
U.S. Treasury 4.25% 2013	148,000	161,314
U.S. Treasury 1.75% 2014	2,000	1,972
U.S. Treasury 1.875% 2014	25,000	24,828
U.S. Treasury 2.25% 2014	396,000	397,762
U.S. Treasury 2.375% 2014	5,000	5,020
U.S. Treasury 2.625% 2014	70,000	71,263
U.S. Treasury 4.25% 2014	100,000	109,215
U.S. Treasury 4.25% 2014	25,000	27,329
U.S. Treasury 11.75% 2014	50,000	50,207
U.S. Treasury 1.625% 20152,7	56,513	58,484
U.S. Treasury 4.25% 2015	80,000	87,175
U.S. Treasury 9.875% 2015	10,000	14,036
U.S. Treasury 11.25% 2015	60,000	86,320
U.S. Treasury 2.375% 2016	240,500	234,158
U.S. Treasury 2.625% 2016	60,000	59,419
U.S. Treasury 3.00% 2016	25,000	25,113
U.S. Treasury 3.25% 2016	236,600	242,016
U.S. Treasury 3.25% 2016	20,000	20,442
U.S. Treasury 7.50% 2016	250,000	321,543
U.S. Treasury 9.25% 2016	200,000	275,422
U.S. Treasury 4.625% 2017	40,000	44,220
U.S. Treasury 8.875% 2017	10,000	13,950
U.S. Treasury 3.75% 2018	349,950	360,830
U.S. Treasury 4.00% 2018	45,000	47,327
U.S. Treasury 2.75% 2019	72,500	68,903
U.S. Treasury 3.125% 2019	177,300	173,511
U.S. Treasury 3.625% 2019	10,000	10,193
U.S. Treasury 8.125% 2019	10,000	13,897
U.S. Treasury Principal Strip 0% 2039	27,000	7,520
Fannie Mae 6.625% 2010	11,000	11,685
Fannie Mae 5.00% 2011	19,815	21,353
Fannie Mae 5.125% 2011	20,000	21,288
Fannie Mae 6.00% 2011	140,000	151,260
Fannie Mae 2.00% 2012	20,000	20,376
Fannie Mae 4.75% 2012	75,000	81,893
Fannie Mae 6.125% 2012	174,000	193,886
Fannie Mae 4.375% 2013	10,000	10,846
Fannie Mae 2.50% 2014	25,000	25,092
Fannie Mae 2.625% 2014	5,000	4,998
Fannie Mae 2.75% 2014	20,000	20,327
Fannie Mae 5.00% 2015	25,000	27,792
Federal Home Loan Bank 2.25% 2012	25,000	25,583
Federal Home Loan Bank 4.50% 2012	50,000	54,269
Federal Home Loan Banks, Series 312, 5.75% 2012	25,000	27,707
Federal Home Loan Bank 3.625% 2013	90,000	95,388
Federal Home Loan Bank 5.25% 2014	25,000	27,991
Federal Home Loan Bank 5.375% 2016	25,000	28,119
Freddie Mac 2.875% 2010	50,000	51,214
Freddie Mac 5.125% 2010	4,000	4,152
Freddie Mac 6.875% 2010	5,000	5,280
Freddie Mac 1.75% 2012	12,500	12,606
Freddie Mac 5.75% 2012	75,000	82,514
Federal Agricultural Mortgage Corp. 4.875% 20114	30,000	31,594
Federal Agricultural Mortgage Corp. 5.50% 20114	37,300	39,888
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	20,000	20,182
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	15,000	15,085
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	10,000	10,099
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.25% 2012	21,850	22,199
United States Government Agency-Guaranteed (FDIC insured), GMAC LLC 1.75% 2012	15,000	15,019
United States Government Agency-Guaranteed (FDIC insured), GMAC LLC 2.20% 2012	45,000	45,601
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 0.499% 20125	25,000	25,133
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 3.25% 2012	15,000	15,665
CoBank ACB 7.875% 20184	18,660	18,971
CoBank ACB 0.899% 20224,5	28,690	19,627
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.125% 2012	10,000	10,099
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.625% 2012	20,000	20,566
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.10% 2012	18,335	18,638
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 2.25% 2012	15,000	15,318
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.533% 20125	15,000	15,175
United States Government Agency-Guaranteed (FDIC insured), John Deere Capital Corp. 2.875% 2012	14,000	14,457
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	10,000	10,322
United States Government Agency-Guaranteed (FDIC insured), State Street Corp. 1.85% 2011	10,000	10,159
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 3.00% 2014	10,000	10,154
		5,673,910

FINANCIALS — 3.29%
Simon Property Group, LP 4.60% 2010	7,300	7,375
Simon Property Group, LP 4.875% 2010	5,000	5,040
Simon Property Group, LP 4.875% 2010	2,500	2,559
Simon Property Group, LP 5.375% 2011	2,000	2,092
Simon Property Group, LP 5.60% 2011	24,750	25,933
Simon Property Group, LP 5.00% 2012	14,000	14,474
Simon Property Group, LP 5.75% 2012	18,083	19,145
Simon Property Group, LP 6.35% 2012	10,067	10,857
Simon Property Group, LP 6.75% 2014	34,230	36,868
Simon Property Group, LP 5.25% 2016	19,875	19,917
Simon Property Group, LP 6.10% 2016	4,860	5,059
Simon Property Group, LP 5.875% 2017	5,910	6,031
Simon Property Group, LP 6.125% 2018	10,685	11,088
Simon Property Group, LP 10.35% 2019	33,940	42,765
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 20104	44,725	45,359
Westfield Group 5.40% 20124	16,040	16,590
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20144	26,785	26,692
Westfield Group 7.50% 20144	17,790	19,396
Westfield Group 5.75% 20154	28,000	28,185
Westfield Group 5.70% 20164	26,025	25,491
Westfield Group 7.125% 20184	35,245	36,457
SLM Corp., Series A, 4.50% 2010	21,000	20,711
SLM Corp., Series A, 0.512% 20115	1,100	954
SLM Corp., Series A, 5.40% 2011	20,000	18,889
SLM Corp., Series A, 5.125% 2012	7,333	6,533
SLM Corp., Series A, 5.00% 2013	11,397	9,478
SLM Corp., Series A, 5.375% 2013	43,712	38,828
SLM Corp., Series A, 5.05% 2014	337	269
SLM Corp., Series A, 5.375% 2014	200	165
SLM Corp., Series A, 5.00% 2015	20,344	16,059
SLM Corp., Series A, 5.00% 2018	3,302	2,308
SLM Corp., Series A, 8.45% 2018	35,475	31,288
SLM Corp., Series A, 5.625% 2033	383	263
ProLogis 5.50% 2012	2,250	2,281
ProLogis 5.50% 2013	3,700	3,673
ProLogis 7.625% 2014	18,110	19,229
ProLogis 5.625% 2015	1,565	1,496
ProLogis 5.625% 2016	37,316	34,386
ProLogis 5.75% 2016	11,245	10,557
ProLogis 6.625% 2018	59,860	57,841
ProLogis 7.375% 2019	5,300	5,326
Countrywide Financial Corp., Series A, 4.50% 2010	7,945	8,044
Countrywide Financial Corp., Series B, 5.80% 2012	59,065	62,876
Bank of America Corp. 5.75% 2017	20,950	21,336
Merrill Lynch & Co., Inc. 6.875% 2018	6,500	7,010
Goldman Sachs Group, Inc. 3.625% 2012	8,325	8,583
Goldman Sachs Group, Inc. 6.25% 2017	5,000	5,358
Goldman Sachs Group, Inc. 5.95% 2018	13,337	14,076
Goldman Sachs Group, Inc. 6.15% 2018	46,893	50,052
Goldman Sachs Group, Inc. 7.50% 2019	11,060	12,977
Capital One Financial Corp. 6.25% 2013	7,500	8,070
Capital One Bank 6.50% 2013	13,477	14,383
Capital One Capital III 7.686% 20365	57,199	49,477
Capital One Capital IV 6.745% 20375	14,818	12,114
Liberty Mutual Group Inc. 5.75% 20144	19,000	18,685
Liberty Mutual Group Inc. 6.70% 20164	15,000	14,439
Liberty Mutual Group Inc. 6.50% 20354	11,200	9,113
Liberty Mutual Group Inc. 7.50% 20364	38,050	33,278
Liberty Mutual Group Inc., Series C, 10.75% 20884,5	5,000	5,300
JPMorgan Chase & Co. 4.891% 20155	45,190	43,933
JPMorgan Chase & Co. 6.30% 2019	28,500	31,335
Monumental Global Funding 5.50% 20134	23,915	24,548
Monumental Global Funding III 0.484% 20144,5	24,860	20,819
Monumental Global Funding III 5.25% 20144	22,000	22,370
American Express Credit Corp., Series B, 5.00% 2010	9,000	9,302
American Express Centurion Bank 5.55% 2012	20,000	21,364
American Express Co. 6.15% 2017	27,330	28,865
American Express Co. 6.80% 20665	8,368	7,406
Morgan Stanley 6.00% 2014	5,910	6,350
Morgan Stanley, Series F, 6.00% 2015	29,090	31,164
Morgan Stanley, Series F, 5.95% 2017	5,375	5,536
Morgan Stanley, Series F, 5.625% 2019	23,000	23,188
Citigroup Inc. 6.50% 2013	39,250	42,109
Citigroup Inc. 6.125% 2017	22,275	22,768
UniCredito Italiano SpA 5.584% 20174,5	32,900	30,426
UniCredito Italiano SpA 6.00% 20174	20,323	20,111
HVB Funding Trust I 8.741% 20314	1,555	1,386
HVB Funding Trust III 9.00% 20314	852	748
UniCredito Italiano Capital Trust II 9.20% (undated)4,5	10,000	9,600
CNA Financial Corp. 6.00% 2011	20,000	20,453
CNA Financial Corp. 5.85% 2014	42,000	39,842
Santander Issuances, SA Unipersonal 5.805% 20164,5	19,100	16,958
Sovereign Bancorp, Inc. 8.75% 2018	27,160	31,146
Santander Issuances, SA Unipersonal 6.50% 20194,5	10,500	10,841
Barclays Bank PLC 5.20% 2014	10,000	10,674
Barclays Bank PLC 5.00% 2016	24,500	25,075
Barclays Bank PLC 6.05% 20174	21,620	22,062
ERP Operating LP 5.50% 2012	2,500	2,618
ERP Operating LP 6.625% 2012	8,000	8,599
ERP Operating LP 6.584% 2015	11,080	11,834
ERP Operating LP 5.125% 2016	10,565	10,431
ERP Operating LP 5.75% 2017	21,315	21,490
Wells Fargo Bank, National Assn. 4.75% 2015	47,800	48,867
Prudential Financial, Inc., Series D, 5.10% 2011	6,410	6,748
Prudential Financial, Inc., Series D, 5.15% 2013	9,000	9,453
Prudential Holdings, LLC, Series C, 8.695% 20234,6	15,000	15,402
Prudential Financial, Inc. 8.875% 20685	12,500	13,317
Société Générale 5.75% 20164	43,235	44,413
Kimco Realty Corp., Series C, 4.82% 2011	12,100	12,273
Kimco Realty Corp. 6.00% 2012	4,062	4,252
Pan Pacific Retail Properties, Inc. 6.125% 2013	3,215	3,379
Kimco Realty Corp., Series C, 4.82% 2014	3,068	3,046
Kimco Realty Corp., Series C, 5.783% 2016	9,597	9,477
Kimco Realty Corp. 5.70% 2017	10,500	10,107
ACE INA Holdings Inc. 5.875% 2014	7,500	8,252
ACE INA Holdings Inc. 5.70% 2017	3,825	4,112
ACE INA Holdings Inc. 5.80% 2018	11,000	11,933
ACE Capital Trust II 9.70% 2030	12,210	13,526
Standard Chartered PLC 5.50% 20144	4,300	4,631
Standard Chartered Bank 6.40% 20174	30,760	32,578
New York Life Global Funding 4.625% 20104	5,000	5,091
New York Life Global Funding 5.25% 20124	25,000	27,079
New York Life Global Funding 4.65% 20134	4,000	4,232
Metropolitan Life Global Funding I, 5.125% 20134	4,305	4,562
MetLife Global Funding 5.125% 20144	15,000	15,952
MetLife Capital Trust X 9.25% 20684,5	14,000	15,301
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	15,500	16,655
Allstate Corp., Series B, 6.125% 20675	18,350	15,781
PNC Funding Corp. 5.40% 2014	10,000	10,835
PNC Funding Corp. 4.25% 2015	15,000	15,066
PNC Bank NA 6.875% 2018	5,200	5,562
CIT Group Inc. 5.20% 2010	20,000	12,822
CIT Group Inc. 5.60% 2011	15,000	9,768
CIT Group Inc. 0.704% 20125	8,920	5,767
CIT Group Inc. 7.75% 2012	3,717	2,407
HBOS PLC 6.75% 20184	25,305	23,406
HBOS PLC 6.00% 20334	8,650	6,141
Lehman Brothers Holdings Inc., Series I, 2.951% 20105,8	10,000	1,625
Lehman Brothers Holdings Inc., Series I, 3.018% 20125,8	13,805	2,243
Lehman Brothers Holdings Inc., Series G, 4.80% 20148	60,920	9,899
Lehman Brothers Holdings Inc., Series I, 6.20% 20148	73,610	11,962
Lehman Brothers Holdings Inc., Series H, 5.50% 20168	3,660	595
Lehman Brothers Holdings Inc., Series I, 6.875% 20188	14,465	2,405
Hospitality Properties Trust 6.85% 2012	2,000	2,037
Hospitality Properties Trust 6.75% 2013	14,925	14,804
Hospitality Properties Trust 5.125% 2015	3,675	3,301
Hospitality Properties Trust 6.30% 2016	550	510
Hospitality Properties Trust 6.70% 2018	7,800	7,216
Developers Diversified Realty Corp. 4.625% 2010	1,485	1,466
Developers Diversified Realty Corp. 5.00% 2010	20,000	19,875
Developers Diversified Realty Corp. 5.375% 2012	6,565	6,162
Northern Trust Corp. 5.50% 2013	5,450	5,997
Northern Trust Corp. 4.625% 2014	8,475	9,105
Northern Trust Corp. 5.85% 20179	10,150	11,131
Royal Bank of Scotland Group PLC 4.875% 20144	25,000	25,471
International Lease Finance Corp. 5.00% 2010	4,560	4,499
International Lease Finance Corp. 5.00% 2012	10,000	8,087
American General Finance Corp., Series J, 6.50% 2017	15,000	10,298
SunTrust Banks, Inc. 6.00% 2017	10,000	10,032
SunTrust Banks, Inc. 5.40% 2020	12,500	11,109
Resona Bank, Ltd. 5.85% (undated)4,5	24,000	21,027
Genworth Global Funding Trust, Series 2007-C, 5.25% 2012	19,000	19,044
Discover Financial Services 6.45% 2017	6,116	5,774
Discover Financial Services 10.25% 2019	8,666	10,180
Principal Life Global Funding I 4.40% 20104	10,000	10,114
Principal Life Insurance Co. 6.25% 20124	5,000	5,238
Ford Motor Credit Co. 7.375% 2011	15,000	15,064
Charles Schwab Corp., Series A, 6.375% 2017	11,260	12,569
Schwab Capital Trust I 7.50% 20375	1,795	1,659
Jackson National Life Global 5.375% 20134	12,925	13,158
Fifth Third Capital Trust IV 6.50% 20675	18,000	13,005
Boston Properties, Inc. 5.875% 2019	12,750	12,887
Berkshire Hathaway Finance Corp. 4.60% 2013	12,000	12,877
Brandywine Operating Partnership, LP 5.75% 2012	7,505	7,591
Brandywine Operating Partnership, LP 5.40% 2014	3,955	3,682
Lincoln National Corp. 7.00% 20665	11,295	9,375
Catlin Insurance Ltd. 7.249% (undated)4,5	11,500	8,912
Nationwide Financial Services, Inc. 6.75% 20675	10,000	7,599
Chubb Corp. 6.375% 20675	7,500	6,919
Credit Suisse Group AG 5.50% 2014	5,000	5,427
Paribas, New York Branch 6.95% 2013	2,700	2,992
BNP Paribas 4.80% 20154	2,105	2,174
ZFS Finance (USA) Trust V 6.50% 20674,5	5,040	4,183
ING Security Life Institutional Funding 0.474% 20104,5	4,000	4,003
Compass Bank 5.90% 2026	4,725	3,807
TIAA Global Markets 4.95% 20134	3,225	3,420
UnumProvident Finance Co. PLC 6.85% 20154	1,885	1,878
Unum Group 7.125% 2016	1,105	1,137
Northern Rock PLC 5.60% (undated)4,5	5,095	694
Northern Rock PLC 6.594% (undated)4,5	5,635	768
Federal Realty Investment Trust 8.75% 2009	1,000	1,004
		2,538,612

ASSET-BACKED OBLIGATIONS6 — 1.70%
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 2011	5,264	5,342
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-3-A, FSA insured, 5.49% 2012	11,431	11,568
AmeriCredit Automobile Receivables Trust, Series 2006-A-F, Class A-4, FSA insured, 5.64% 2013	18,436	19,037
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-B, MBIA insured, 0.324% 20145	30,000	28,423
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	58,000	59,997
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	27,000	27,745
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	2,653	2,665
Triad Automobile Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.52% 2012	49,000	50,688
Triad Automobile Receivables Trust, Series 2006-A, Class A-4, AMBAC insured, 4.88% 2013	14,359	14,700
Triad Automobile Receivables Trust, Series 2006-C, Class A-4, AMBAC insured, 5.31% 2013	25,000	25,790
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 20114	702	705
CPS Auto Receivables Trust, Series 2005-B, Class A-2, FSA insured, 4.36% 20124	3,368	3,409
CPS Auto Receivables Trust, Series 2005-C, Class A-2, FSA insured, 4.79% 20124	4,731	4,805
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 20124	7,823	7,980
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 20124	17,247	17,481
CPS Auto Receivables Trust, Series 2007-A, Class A-4, MBIA insured, 5.05% 20134	15,000	15,433
CPS Auto Receivables Trust, Series 2006-D, Class A-4, FSA insured, 5.115% 20134	17,459	17,931
CPS Auto Receivables Trust, Series 2007-TFC, Class A-2, XLCA insured, 5.25% 20134	12,871	13,223
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 20134	9,412	9,677
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 20144	43,295	44,726
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	27,413	28,816
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	20,095	21,852
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 20144	31,500	32,453
Washington Mutual Master Note Trust, Series 2006-A2A, Class A, 0.295% 20154,5	15,000	14,815
UPFC Auto Receivables Trust, Series 2006-B, Class A-3, AMBAC insured, 5.01% 2012	13,238	13,533
UPFC Auto Receivables Trust, Series 2007-B, Class A-3, AMBAC insured, 6.15% 2014	31,279	32,426
Capital One Auto Finance Trust, Series 2006-A, Class A-4, AMBAC insured, 0.255% 20125	33,527	33,237
Capital One Auto Finance Trust, Series 2007-B, Class A-4, MBIA insured, 0.275% 20145	5,750	5,528
Rental Car Finance Corp., Series 2005-1, Class A-2, XLCA insured, 4.59% 20114	37,360	37,405
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 20114	15,150	15,486
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2009-2A, Class A-2, 5.29% 20164	17,500	17,648
Residential Funding Mortgage Securities II, Inc., Series 2005-HI1, Class A-5, FGIC insured, 5.45% 20345	16,000	8,920
Residential Funding Mortgage Securities II, Inc., Series 2005-HS1, Class A-1-5, FGIC insured, 4.91% 20355	25,030	14,841
Residential Funding Mortgage Securities II, Inc., Series 2005-HSA1, Class A-I-5, FGIC insured, 5.48% 20355	5,188	1,895
Residential Funding Mortgage Securities II, Inc., Series 2006-HSA2, Class A-I-5, FGIC insured, 5.63% 20365	4,506	1,472
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA3, Class A-I-2, MBIA insured, 5.89% 20375	5,892	5,475
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011	1,260	1,270
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-3, FSA insured, 5.17% 2011	621	622
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	8,525	8,669
Long Beach Acceptance Auto Receivables Trust, Series 2007-A, Class A-4, FSA insured, 5.025% 2014	20,000	20,359
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	26,000	26,784
Hyundai Auto Receivables Trust, Series 2006-B, Class A-4, 5.15% 2013	25,000	25,894
Discover Card Execution Note Trust, Series 2008-3, Class A, 5.10% 2013	23,000	24,205
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A-4, 4.28% 2014	22,000	22,991
PECO Energy Transition Trust, Series 2001-A, Class A-1, 6.52% 2010	22,000	22,768
Ford Credit Auto Owner Trust, Series 2008-A, Class A-4, 4.37% 2012	21,275	22,274
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-3, 5.46% 2011	12,277	12,432
Honda Auto Receivables Owner Trust, Series 2007-1, Class A-4, 5.09% 2013	9,500	9,794
Drivetime Auto Owner Trust, Series 2006-B, Class A-3, MBIA insured, 5.227% 20124,5	21,766	22,191
Vega ContainerVessel PLC, Series 2006-1, Class A, XLCA insured, 5.562% 20214	42,626	21,349
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 20134	3,442	3,507
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 20144	16,705	17,116
Chase Issuance Trust, Series 2007-A9, Class A, 0.275% 20145	20,000	19,737
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, FGIC insured, 0.484% 20355	39,999	18,899
BMW Vehicle Owner Trust, Series 2006-A, Class A-4, 5.07% 2011	18,092	18,505
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017	16,970	18,481
MBNA Credit Card Master Note Trust, Series 2005-2, Class B, 0.425% 20125	15,000	14,800
MBNA Credit Card Master Note Trust, Series 2004-8, Class A, 0.395% 20145	3,249	3,210
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-1, 4.192% 2020	16,019	16,897
CarMax Auto Owner Trust, Series 2008-2, Class A-3a, 4.99% 2012	8,200	8,583
CarMax Auto Owner Trust, Series 2007-3, Class B, 6.12% 2013	7,000	7,119
PE Environmental Funding LLC, Series 2007-A, Class A-1, 4.982% 2016	14,251	14,832
Home Equity Asset Trust, Series 2004-7, Class M-2, 0.904% 20355	20,000	13,755
FPL Recovery Funding LLC, Series 2007-A, Class A-1, 5.053% 2013	3,608	3,696
FPL Recovery Funding LLC, Series 2007-A, Class A-2, 5.044% 2015	9,000	9,734
First Investors Auto Owner Trust, Series 2006-A, Class A-4, MBIA insured, 5.00% 20134	11,811	12,107
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 0.375% 20135	12,392	11,896
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-2, FGIC insured, 6.054% 20375	20,000	11,540
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027	14,266	5,480
CWHEQ Home Equity Loan Trust, Series 2006-S6, Class A-6, AMBAC insured, 5.657% 20345	9,032	4,337
CWHEQ Home Equity Loan Trust, Series 2006-S9, Class A-1, MBIA insured, 0.344% 20365	1,647	1,389
Chase Auto Owner Trust, Series 2006-B, Class A-4, 5.11% 2014	10,828	11,112
Structured Asset Securities Corp., Series 2002-23XS, Class A7, 6.58% 20325	4,196	3,471
Structured Asset Securities Corp., Series 2005-S6, Class A2, 0.534% 20355	7,006	2,780
Structured Asset Securities Corp., Series 2005-S7, Class A2, 0.544% 20354,5	12,999	4,436
Wachovia Auto Loan Owner Trust, Series 2007-1, Class A-3A, 5.29% 2012	10,419	10,637
John Deere Owner Trust, Series 2008, Class A-3, 4.18% 2012	10,000	10,217
CWABS, Inc., Series 2004-15, Class AF-6, 4.613% 2035	14,021	10,065
MBNA Master Credit Card Trust II, Series 2001-B, Class A, 0.505% 20135	5,150	5,115
MBNA Master Credit Card Trust II, Series 2000-H, Class B, 0.845% 20135	5,000	4,940
Citibank Credit Card Issuance Trust, Series 2008, Class C6, 6.30% 2014	9,600	9,927
Santander Drive Auto Receivables Trust, Series 2007-3, Class A-4-A, FGIC insured, 5.52% 2014	10,000	9,921
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A-1, FSA insured, 0.404% 20375	16,013	9,804
RAMP Trust, Series 2004-RS12, Class A-I-6, 4.547% 2034	7,571	6,739
RAMP Trust, Series 2004-RS12, Class M-I-1, 5.186% 2034	6,000	2,062
DaimlerChrysler Auto Trust, Series 2006-B, Class A-4, 5.38% 2011	8,579	8,671
Irwin Home Equity, Series 2006-1, Class 2-A2, AMBAC insured, 5.39% 20354,5	10,562	7,280
Capital One Multi-asset Execution Trust, Series 2003-3, Class C, 2.495% 20165	7,000	6,619
CWABS Revolving Home Equity Loan Trust, Series 2004-P, Class 2-A, MBIA insured, 0.565% 20345	17,780	5,968
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	3,209	3,326
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-2, 9.14% 2031	3,000	2,458
Popular ABS Mortgage Pass-Through Trust, Series 2004-5, Class AF-6, 4.747% 20345	5,523	5,207
GMACM Home Loan Trust, Series 2006-HLTV1, Class A-5, FGIC insured, 6.01% 20295	16,901	4,433
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 20174	4,155	3,574
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 0.545% 20194,5	3,757	3,085
CWHEQ Revolving Home Equity Loan Trust, Series 2007-C, Class A, FGIC insured, 0.395% 20375	10,266	2,481
RSB BondCo LLC, Series A, Class A-1, 5.47% 2014	1,813	1,925
Conseco Finance Securitizations Corp., Series 2002-2, Class A-2, 6.03% 2033	1,676	1,683
Home Equity Mortgage Trust, Series 2006-4, Class A-1, 5.671% 20365	21,465	1,651
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 1.044% 20345	1,467	888
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 1.144% 20345	1,176	392
SACO I Trust, Series 2006-12, Class I-A, 0.384% 20365	9,453	1,119
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023	223	223
ACE Securities Corp. Home Equity Loan Trust, Series 2003-NC1, Class A-2A, 1.084% 20335	130	99
		1,306,657

ENERGY — 1.21%
Kinder Morgan Energy Partners LP 6.75% 2011	9,642	10,271
Kinder Morgan Energy Partners LP 5.85% 2012	20,907	22,547
Kinder Morgan Energy Partners LP 5.00% 2013	19,675	20,608
Kinder Morgan Energy Partners LP 5.125% 2014	40,185	41,910
Kinder Morgan Energy Partners LP 6.00% 2017	6,375	6,733
Kinder Morgan Energy Partners LP 9.00% 2019	4,150	5,068
Kinder Morgan Energy Partners LP 6.85% 2020	4,500	4,992
Kinder Morgan Energy Partners LP 6.95% 2038	15,000	16,120
Williams Companies, Inc. 2.29% 20104,5	5,000	4,998
Williams Companies, Inc. 6.375% 20104	12,000	12,352
Williams Companies, Inc. 7.125% 2011	10,000	10,648
Williams Companies, Inc. 8.125% 2012	16,300	17,764
Transcontinental Gas Pipe Line Corp., Series B, 8.875% 2012	8,000	9,189
Williams Companies, Inc. 8.75% 2020	25,875	29,709
Williams Companies, Inc. 7.875% 2021	25,000	27,333
Devon Financing Corp., ULC 6.875% 2011	37,500	40,918
Devon Energy Corp. 5.625% 2014	4,500	4,891
Devon Energy Corp. 6.30% 2019	24,435	27,104
Enbridge Inc. 5.80% 2014	45,500	50,035
Enbridge Inc. 4.90% 2015	11,310	11,758
Enbridge Inc. 5.60% 2017	10,190	10,878
Rockies Express Pipeline LLC 6.25% 20134	55,485	60,295
Rockies Express Pipeline LLC 6.85% 20184	10,000	11,235
Enbridge Energy Partners, LP 5.35% 2014	3,700	3,891
Enbridge Energy Partners, LP, Series B, 6.50% 2018	42,000	45,196
Enbridge Energy Partners, LP 9.875% 2019	5,000	6,320
Enbridge Energy Partners, LP 8.05% 20775	14,855	13,946
TransCanada PipeLines Ltd. 6.50% 2018	16,585	18,817
TransCanada PipeLines Ltd. 7.125% 2019	9,065	10,797
TransCanada PipeLines Ltd. 6.35% 20675	36,750	34,256
Gaz Capital SA 7.51% 2013	200	211
Gaz Capital SA 8.146% 2018	3,407	3,611
Gaz Capital SA 6.51% 20224	41,182	37,476
Gaz Capital SA, Series 9, 6.51% 2022	737	671
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034	620	683
Gaz Capital SA 7.288% 2037	11,813	11,075
Enterprise Products Operating LP 4.95% 2010	25,650	26,030
Enterprise Products Operating LP 7.50% 2011	20,000	21,261
Ras Laffan Liquefied Natural Gas III 5.50% 20144	4,800	5,146
Ras Laffan Liquefied Natural Gas III 6.75% 20194	500	554
Ras Laffan Liquefied Natural Gas II 5.298% 20204,6	37,167	37,791
Husky Energy Inc. 6.25% 2012	4,345	4,725
Husky Energy Inc. 5.90% 2014	12,410	13,495
Husky Energy Inc. 6.20% 2017	585	633
Husky Energy Inc. 7.25% 2019	12,780	14,801
StatoilHydro ASA 2.90% 2014	6,205	6,264
StatoilHydro ASA 5.25% 2019	23,000	25,022
Chevron Corp. 3.95% 2014	12,000	12,652
Chevron Corp. 4.95% 2019	14,000	15,032
Pemex Finance Ltd. 8.875% 20106	4,142	4,299
Pemex Project Funding Master Trust 5.75% 2018	12,750	12,686
Sunoco, Inc. 6.75% 2011	7,500	7,923
Sunoco, Inc. 4.875% 2014	8,250	8,406
Canadian Natural Resources Ltd. 5.70% 2017	10,000	10,649
Apache Corp. 6.00% 2013	995	1,109
Apache Corp. 6.90% 2018	7,815	9,258
Gulfstream Natural Gas 5.56% 20154	10,000	10,098
Petrobras International 5.75% 2020	9,540	9,559
Shell International Finance B.V. 4.00% 2014	8,580	9,025
Total Capital 3.125% 2015	7,775	7,868
Phillips Petroleum Co. 8.75% 2010	6,000	6,279
BP Capital Markets PLC 3.125% 2012	5,000	5,173
Energy Transfer Partners, LP 5.95% 2015	2,570	2,729
		932,773

CONSUMER DISCRETIONARY — 1.06%
Time Warner Inc. 5.50% 2011	11,075	11,846
AOL Time Warner Inc. 6.75% 2011	6,310	6,743
AOL Time Warner Inc. 6.875% 2012	15,000	16,509
Time Warner Companies, Inc. 9.125% 2013	10,000	11,649
Time Warner Inc. 5.875% 2016	50,600	54,321
Time Warner Companies, Inc. 7.25% 2017	2,500	2,822
AOL Time Warner Inc. 7.625% 2031	5,000	5,607
Time Warner Inc. 6.50% 2036	19,300	19,669
Comcast Corp. 5.45% 2010	9,500	9,915
Comcast Corp. 5.50% 2011	7,325	7,706
Comcast Cable Communications, Inc. 6.75% 2011	22,005	23,382
Comcast Corp. 5.85% 2015	31,000	33,762
Comcast Corp. 6.30% 2017	21,375	23,169
Comcast Corp. 5.875% 2018	9,250	9,782
Comcast Corp. 6.45% 2037	3,000	3,085
Comcast Corp. 6.40% 2038	11,810	12,090
Time Warner Cable Inc. 5.40% 2012	8,000	8,550
Time Warner Cable Inc. 6.20% 2013	15,418	16,905
Time Warner Cable Inc. 7.50% 2014	23,775	27,393
Time Warner Cable Inc. 8.25% 2014	2,000	2,348
Time Warner Cable Inc. 8.25% 2019	19,000	22,894
Time Warner Cable Inc. 8.75% 2019	14,985	18,513
Staples, Inc. 7.75% 2011	1,405	1,510
Staples, Inc. 9.75% 2014	72,826	88,333
News America Holdings Inc. 9.25% 2013	5,200	6,104
News America Inc. 5.30% 2014	5,000	5,433
News America Holdings Inc. 8.00% 2016	2,000	2,342
News America Holdings Inc. 8.25% 2018	3,000	3,532
News America Inc. 6.90% 2019	22,655	25,443
News America Inc. 6.65% 2037	14,600	15,298
Thomson Corp. 6.20% 2012	14,000	15,240
Thomson Reuters Corp. 5.95% 2013	17,620	19,501
Thomson Reuters Corp. 6.50% 2018	8,000	9,105
Cox Communications, Inc. 4.625% 2010	7,666	7,717
Cox Communications, Inc. 7.125% 2012	7,335	8,237
Cox Communications, Inc. 4.625% 2013	5,495	5,723
Cox Communications, Inc. 5.45% 2014	15,880	17,065
Cox Communications, Inc. 9.375% 20194	3,000	3,764
DaimlerChrysler North America Holding Corp. 8.00% 2010	10,000	10,363
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	6,455	6,827
DaimlerChrysler North America Holding Corp. 5.875% 2011	16,450	17,165
DaimlerChrysler North America Holding Corp. 7.75% 2011	2,950	3,135
DaimlerChrysler North America Holding Corp. 7.30% 2012	4,145	4,517
J.C. Penney Co., Inc. 8.00% 2010	32,939	33,392
Target Corp. 6.00% 2018	29,500	33,168
Walt Disney Co. 4.70% 2012	25,000	27,018
Nordstrom, Inc. 6.75% 2014	14,185	15,822
MDC Holdings, Inc. 5.375% 2014	15,000	15,298
Home Depot, Inc. 5.25% 2013	12,875	13,800
Marriott International, Inc., Series I, 6.375% 2017	12,750	13,002
Lowe’s Companies, Inc. 8.25% 2010	5,455	5,698
Lowe’s Companies, Inc., Series B, 7.11% 2037	5,000	5,998
Kohl’s Corp. 6.30% 2011	4,400	4,616
Kohl’s Corp. 6.00% 2033	6,902	6,871
Discovery Communications Inc. 5.625% 2019	10,000	10,302
TJX Companies, Inc. 4.20% 2015	9,350	9,721
		819,720

HEALTH CARE — 1.05%
Roche Holdings Inc. 5.00% 20144	73,400	79,334
Roche Holdings Inc. 6.00% 20194	58,500	64,897
Cardinal Health, Inc. 6.75% 2011	80,250	84,543
Cardinal Health, Inc. 5.50% 2013	9,230	9,782
Cardinal Health, Inc. 5.80% 2016	5,000	5,023
Cardinal Health, Inc. 5.85% 2017	13,540	13,965
Schering-Plough Corp. 6.00% 2017	82,500	92,841
Pfizer Inc. 5.35% 2015	17,500	19,345
Pfizer Inc. 6.20% 2019	47,350	54,006
WellPoint, Inc. 4.25% 2009	4,565	4,583
WellPoint, Inc. 5.00% 2011	24,000	24,874
WellPoint, Inc. 5.00% 2014	2,845	3,002
WellPoint, Inc. 5.875% 2017	25,000	26,430
Hospira, Inc. 0.763% 20105	16,901	16,899
Hospira, Inc. 5.55% 2012	20,000	21,475
Hospira, Inc. 5.90% 2014	5,860	6,334
Hospira, Inc. 6.05% 2017	4,315	4,553
Merck & Co., Inc. 1.875% 2011	18,885	19,132
Merck & Co., Inc. 4.00% 2015	25,000	26,232
Biogen Idec Inc. 6.00% 2013	40,000	42,530
GlaxoSmithKline Capital Inc. 4.85% 2013	30,775	33,216
GlaxoSmithKline Capital Inc. 5.65% 2018	5,000	5,513
Novartis Capital Corp. 4.125% 2014	15,500	16,388
Novartis Securities Investment Ltd. 5.125% 2019	20,500	21,866
Express Scripts Inc. 5.25% 2012	12,485	13,308
Express Scripts Inc. 6.25% 2014	13,837	15,219
Abbott Laboratories 5.875% 2016	12,907	14,476
Abbott Laboratories 5.125% 2019	8,050	8,550
AstraZeneca PLC 5.40% 2012	18,000	19,851
Aetna Inc. 5.75% 2011	12,500	13,168
Aetna Inc. 6.50% 2018	5,000	5,464
UnitedHealth Group Inc. 5.25% 2011	1,585	1,655
UnitedHealth Group Inc. 5.50% 2012	5,450	5,792
UnitedHealth Group Inc. 4.875% 2013	10,000	10,462
Coventry Health Care, Inc. 5.95% 2017	8,500	7,610
		812,318

TELECOMMUNICATION SERVICES — 1.00%
SBC Communications Inc. 6.25% 2011	20,000	21,284
AT&T Wireless Services, Inc. 7.875% 2011	76,700	83,114
SBC Communications Inc. 5.875% 2012	10,000	10,990
AT&T Inc. 4.95% 2013	13,125	14,017
AT&T Inc. 4.85% 2014	12,420	13,277
AT&T Inc. 5.50% 2018	16,000	16,824
AT&T Inc. 5.80% 2019	2,000	2,146
AT&T Corp. 8.00% 20315	17,000	20,979
AT&T Inc. 6.55% 2039	1,000	1,085
Telecom Italia Capital SA 4.00% 2010	10,880	10,943
Telecom Italia Capital SA, Series B, 5.25% 2013	97,843	103,045
Telecom Italia Capital SA 4.95% 2014	15,150	15,741
Telecom Italia Capital SA 6.175% 2014	6,500	7,058
Telecom Italia Capital SA 6.999% 2018	21,500	23,654
Telecom Italia Capital SA 7.20% 2036	11,370	12,431
Telecom Italia Capital SA 7.721% 2038	9,000	10,469
Verizon Communications Inc. 3.75% 20114	53,500	55,326
Verizon Global Funding Corp. 7.375% 2012	7,000	7,969
Verizon Communications Inc. 5.25% 2013	14,500	15,752
Verizon Communications Inc. 7.375% 20134	20,000	23,139
Verizon Communications Inc. 5.55% 20144	5,250	5,726
Verizon Communications Inc. 5.50% 2017	20,000	21,225
Verizon Communications Inc. 5.50% 2018	2,845	2,988
Verizon Communications Inc. 8.75% 2018	14,000	17,514
Verizon Communications Inc. 6.35% 2019	12,500	13,895
Vodafone Group PLC 5.375% 2015	10,716	11,513
Vodafone Group PLC 5.75% 2016	6,475	6,986
Vodafone Group PLC 5.625% 2017	28,950	30,927
Vodafone Group PLC 6.15% 2037	11,000	11,758
Telefónica Emisiones, SAU 5.984% 2011	20,000	21,294
Telefónica Emisiones, SAU 6.421% 2016	15,000	16,665
Singapore Telecommunications Ltd. 6.375% 2011	9,825	10,684
Singapore Telecommunications Ltd. 6.375% 20114	3,490	3,795
Singapore Telecommunications Ltd. 7.375% 20314	12,600	15,718
PCCW-HKT Capital Ltd. 8.00% 20114,5	20,000	21,628
American Tower Corp. 4.625% 20154	4,875	4,939
American Tower Corp. 7.00% 2017	15,000	16,500
Qwest Corp. 7.875% 2011	20,000	20,750
France Télécom 7.75% 20115	15,600	16,868
Deutsche Telekom International Finance BV 6.75% 2018	15,000	16,829
Koninklijke KPN NV 8.375% 2030	11,140	14,172
		771,617

UTILITIES — 0.94%
Cleveland Electric Illuminating Co. 5.65% 2013	20,535	21,876
Jersey Central Power & Light Co. 5.625% 2016	3,550	3,715
Pennsylvania Electric Co. 6.05% 2017	3,000	3,198
Cleveland Electric Illuminating Co. 8.875% 2018	37,275	46,994
Jersey Central Power & Light Co. 7.35% 2019	14,900	17,384
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	13,000	14,163
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	12,000	12,743
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	12,325	13,355
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series Q, 5.45% 2013	10,025	10,695
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	8,314	8,871
Nevada Power Co., General and Refunding Mortgage Notes, Series S, 6.50% 2018	16,975	18,631
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	2,500	2,860
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	40,000	43,563
National Rural Utilities Cooperative Finance Corp. 5.45% 2018	25,000	26,500
Consumers Energy Co., Series O, 5.00% 2012	5,200	5,506
Consumers Energy Co. First Mortgage Bonds 5.15% 2017	11,500	11,983
Consumers Energy Co. 5.65% 2018	11,400	12,120
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	24,425	26,905
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	4,000	4,603
Appalachian Power Co., Series J, 4.40% 2010	10,000	10,175
Ohio Power Co., Series J, 5.30% 2010	18,000	18,718
Appalachian Power Co., Series M, 5.55% 2011	10,000	10,444
MidAmerican Energy Co. 5.125% 2013	1,500	1,589
MidAmerican Energy Co. 5.95% 2017	14,000	15,339
PacifiCorp., First Mortgage Bonds, 5.65% 2018	6,000	6,574
MidAmerican Energy Holdings Co. 5.75% 2018	10,000	10,710
Alabama Power Co., Series R, 4.70% 2010	1,750	1,815
Alabama Power Co., Series 2007-D, 4.85% 2012	21,500	23,249
Alabama Power Co., Series 2008-B, 5.80% 2013	1,225	1,361
Georgia Power Co., Series 2008-D, 6.00% 2013	5,235	5,882
Centerpoint Energy Resources Corp., Series B, 7.875% 2013	17,000	19,186
CenterPoint Energy Houston Electric, LLC, General Mortgage Bonds, Series U, 7.00% 2014	7,600	8,573
Centerpoint Energy, Inc., Series B, 6.85% 2015	4,000	4,204
National Grid PLC 6.30% 2016	28,225	30,862
Pacific Gas and Electric Co., First Mortgage Bonds, 4.20% 2011	1,000	1,036
Pacific Gas and Electric Co. 6.25% 2013	24,100	27,118
Scottish Power PLC 5.375% 2015	25,000	26,939
Oncor Electric Delivery Co. LLC 5.95% 2013	23,500	25,487
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc., First Mortgage Bonds, 5.15% 2015	5,000	5,400
Progress Energy Florida, Inc., First Mortgage Bonds, 5.65% 2018	1,700	1,861
Progress Energy, Inc. 7.05% 2019	15,000	17,377
HKCG Finance Ltd. 6.25% 2018	14,000	15,262
HKCG Finance Ltd. 6.25% 20184	7,525	8,203
AmerenEnergy Generating Co., Series D, 8.35% 2010	1,500	1,562
Illinois Power Co. 6.125% 2017	15,000	16,036
Cilcorp Inc. 9.375% 2029	5,000	5,125
Abu Dhabi National Energy Co. PJSC (TAQA) 5.62% 20124	20,000	20,922
Public Service Co. of Colorado, First Collateral Trust Bonds, Series No. 12, 4.875% 2013	5,000	5,292
Public Service Co. of Colorado 5.80% 2018	9,850	10,941
Public Service Co. of Colorado 5.125% 2019	4,350	4,641
PSEG Power LLC 7.75% 2011	15,000	16,196
Dominion Resources, Inc., Series 2002-D, 5.125% 2009	10,311	10,357
Virginia Electric and Power Co., Series 2003-B, 4.50% 2010	3,000	3,098
Virginia Electric and Power Co., Series A, 6.00% 2037	2,000	2,183
Exelon Corp. 4.45% 2010	10,000	10,196
Commonwealth Edison Co., First Mortgage Bonds, Series 105, 5.40% 2011	4,000	4,295
Southern California Gas Co., First Mortgage Bonds, Series II, 4.375% 2011	5,500	5,705
Southern California Gas Co., First Mortgage Bonds, Series LL, 5.50% 2014	5,000	5,515
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2008-B, 5.50% 2018	2,450	2,682
		727,775

CONSUMER STAPLES — 0.83%
Altria Group, Inc. 7.75% 2014	20,000	22,843
Altria Group, Inc. 9.70% 2018	41,345	50,983
Altria Group, Inc. 9.25% 2019	106,000	128,731
Altria Group, Inc. 10.20% 2039	50,000	66,839
CVS Caremark Corp. 0.661% 20105	5,000	5,000
CVS Caremark Corp. 6.60% 2019	29,492	32,949
CVS Caremark Corp. 5.789% 20264,6	12,924	12,434
CVS Caremark Corp. 6.036% 20286	17,034	16,776
CVS Caremark Corp. 6.943% 20306	33,513	34,590
CVS Caremark Corp. 8.353% 20314,6	40	45
Kroger Co. 6.75% 2012	1,000	1,097
Kroger Co. 5.00% 2013	11,250	11,889
Kroger Co. 7.50% 2014	23,315	26,929
Kroger Co. 6.40% 2017	48,135	53,359
Wal-Mart Stores, Inc. 4.25% 2013	6,000	6,404
Wal-Mart Stores, Inc., Series 1994-A2, 8.85% 20156	16,000	18,899
Wal-Mart Stores, Inc. 5.375% 2017	5,205	5,682
Wal-Mart Stores, Inc. 5.80% 2018	14,795	16,583
Delhaize Group 5.875% 2014	10,000	10,779
Delhaize Group 6.50% 2017	28,410	31,150
Safeway Inc. 6.25% 2014	5,550	6,135
Safeway Inc. 6.35% 2017	30,000	33,100
Anheuser-Busch InBev NV 4.125% 20154	20,000	20,189
Anheuser-Busch InBev NV 5.375% 20204	5,000	5,093
Walgreen Co. 4.875% 2013	10,000	10,821
Tesco PLC 5.50% 20174	9,070	9,540
SYSCO Corp. 4.20% 2013	2,920	3,074
		641,913

INDUSTRIALS — 0.71%
Koninklijke Philips Electronics NV 4.625% 2013	55,450	58,549
American Airlines, Inc., Series 2001-2, Class B, 8.608% 20126	10,000	9,325
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20136	39,450	39,460
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 20196	7,830	7,468
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20196	4,567	4,399
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20226	8,785	8,274
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 20226	2,000	1,740
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20226	12,851	12,265
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20226	14,004	13,925
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 20146	41,770	39,734
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20246	3,018	2,669
Burlington Northern Santa Fe Corp. 7.00% 2014	26,430	30,219
BNSF Funding Trust I 6.613% 20555	6,700	6,356
Canadian National Railway Co. 6.375% 2011	1,822	1,996
Canadian National Railway Co. 4.40% 2013	2,500	2,647
Canadian National Railway Co. 4.95% 2014	4,175	4,491
Canadian National Railway Co. 5.55% 2018	25,000	27,329
Union Pacific Corp. 6.50% 2012	4,000	4,412
Union Pacific Corp. 5.125% 2014	11,495	12,330
Union Pacific Corp. 5.75% 2017	5,405	5,793
Union Pacific Corp. 5.70% 2018	9,870	10,628
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 20114,6	25,547	26,556
BAE Systems Holdings Inc. 4.95% 20144	1,375	1,428
CSX Corp. 5.75% 2013	15,000	16,076
CSX Corp. 6.25% 2015	10,000	11,181
Raytheon Co. 4.85% 2011	16,000	16,616
Raytheon Co. 6.40% 2018	1,580	1,830
Raytheon Co. 6.75% 2018	2,420	2,835
Raytheon Co. 7.00% 2028	4,000	4,800
Norfolk Southern Corp. 5.75% 20164	20,340	21,992
Waste Management, Inc. 7.375% 2010	20,000	20,881
Waste Management, Inc. 5.00% 2014	890	928
Northrop Grumman Systems Corp. 7.125% 2011	12,700	13,581
Northrop Grumman Corp. 7.75% 2016	6,640	8,006
Atlas Copco AB 5.60% 20174	17,290	17,950
Lockheed Martin Corp. 4.121% 2013	2,000	2,106
Lockheed Martin Corp. 7.65% 2016	10,135	12,286
Lockheed Martin Corp., Series B, 6.15% 2036	3,000	3,319
Volvo Treasury AB 5.95% 20154	14,950	15,215
John Deere Capital Corp. 5.10% 2013	1,700	1,830
John Deere Capital Corp., Series D, 5.50% 2017	5,350	5,791
John Deere Capital Corp., Series D, 5.35% 2018	2,750	2,930
John Deere Capital Corp., Series D, 5.75% 2018	3,000	3,274
Hutchison Whampoa International Ltd. 6.50% 20134	11,800	12,852
Caterpillar Financial Services Corp. 4.30% 2010	4,300	4,391
Caterpillar Financial Services Corp., Series F, 5.125% 2011	3,000	3,218
Caterpillar Financial Services Corp., Series F, 4.85% 2012	1,290	1,376
Caterpillar Financial Services Corp., Series F, 5.50% 2016	2,000	2,137
Caterpillar Financial Services Corp., Series F, 7.15% 2019	1,000	1,176
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 20246	3,186	2,788
Allied Waste North America, Inc. 6.875% 2017	2,100	2,229
General Electric Co. 4.50% PINES 2035	1,905	1,776
		547,363

MATERIALS — 0.45%
Dow Chemical Co. 7.60% 2014	60,200	66,950
Dow Chemical Co. 5.70% 2018	1,400	1,380
Dow Chemical Co. 8.55% 2019	62,075	70,985
International Paper Co. 7.95% 2018	2,000	2,233
International Paper Co. 9.375% 2019	54,745	66,383
ArcelorMittal 9.85% 2019	30,755	36,304
Rio Tinto Finance (USA) Ltd. 5.875% 2013	10,000	10,786
Rio Tinto Finance (USA) Ltd. 8.95% 2014	12,150	14,373
Rio Tinto Finance (USA) Ltd. 9.00% 2019	5,670	7,066
BHP Billiton Finance (USA) Ltd. 5.50% 2014	18,295	20,117
BHP Billiton Finance (USA) Ltd. 6.50% 2019	10,000	11,507
E.I. du Pont de Nemours and Co. 4.125% 2010	4,000	4,078
E.I. du Pont de Nemours and Co. 5.00% 2013	1,210	1,309
E.I. du Pont de Nemours and Co. 5.25% 2016	1,500	1,612
Arbermarle Corp. 5.10% 2015	7,000	6,841
CRH America Inc. 6.95% 2012	815	884
CRH America, Inc. 6.00% 2016	220	228
CRH America, Inc. 8.125% 2018	2,595	3,001
Stora Enso Oyj 6.404% 20164	4,000	3,651
ICI Wilmington, Inc. 5.625% 2013	3,500	3,610
Holcim Ltd. 6.00% 20194	2,980	3,079
Yara International ASA 7.875% 20194	2,225	2,540
Lubrizol Corp. 8.875% 2019	2,000	2,498
Airgas, Inc. 7.125% 20184	1,800	1,867
Praxair, Inc. 4.375% 2014	1,000	1,069
Alcan Inc. 6.45% 2011	1,000	1,054
Potash Corp. of Saskatchewan Inc. 5.875% 2036	350	358
		345,763

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.31%
Australia Government Agency-Guaranteed, National Australia Bank 0.784% 20144,5	25,000	25,047
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 20144	26,750	27,306
Russian Federation 7.50% 20306	37,882	42,542
France Government Agency-Guaranteed, Société Finance 2.25% 20124	29,365	29,730
France Government Agency-Guaranteed, Société Finance 3.375% 20144	10,000	10,276
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 2.50% 20124	10,000	10,097
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20144	14,350	14,412
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 0.785% 20144,5	20,000	20,280
United Kingdom Government Agency-Guaranteed, Lloyds TSB Group PLC 2.80% 20124	15,000	15,371
Denmark Government Agency-Guaranteed, Danske Bank 0.757% 20124,5	15,000	15,066
Corporación Andina de Fomento 6.875% 2012	10,000	10,808
Israeli Government 5.125% 2019	10,000	10,306
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20124	9,375	9,499
		240,740

INFORMATION TECHNOLOGY — 0.25%
National Semiconductor Corp. 6.15% 2012	42,620	44,641
National Semiconductor Corp. 6.60% 2017	28,000	28,360
Electronic Data Systems Corp., Series B, 6.00% 20135	51,500	57,101
KLA-Tencor Corp. 6.90% 2018	36,875	38,720
Cisco Systems, Inc. 5.25% 2011	14,000	14,766
Cisco Systems, Inc. 5.50% 2016	2,000	2,201
Cisco Systems, Inc. 4.95% 2019	3,500	3,690
		189,479

MUNICIPALS — 0.01%
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	7,180	5,894
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	668	578
		6,472

Total bonds & notes (cost: $23,018,985,000)		23,194,955

Short-term securities — 5.94%

Freddie Mac 0.12%–0.305% due 11/2/2009–5/26/2010	1,873,625	1,872,478
U.S. Treasury Bills 0.161%–0.33% due 11/19/2009–7/29/2010	860,900	860,191
Fannie Mae 0.15%–0.70% due 11/16/2009–9/1/2010	430,250	430,042
Federal Home Loan Bank 0.095%–0.31% due 11/25/2009–5/12/2010	243,200	243,146
Federal Home Loan Bank 0.925% due 12/22/20095	50,000	49,991
JPMorgan Chase Funding Inc. 0.20% due 2/18/20104	100,000	99,907
Jupiter Securitization Co., LLC 0.19% due 11/6/20094	50,000	49,998
Coca-Cola Co. 0.19%–0.21% due 12/7/2009–1/15/20104	125,000	124,953
Wal-Mart Stores Inc. 0.12%–0.22% due 11/30/2009–2/22/20104	114,500	114,432
International Bank for Reconstruction and Development 0.17%–0.20% due 3/22–3/31/2010	103,600	103,532
Straight-A Funding LLC 0.21%–0.23% due 12/15/2009–1/7/20104	100,000	99,970
Procter & Gamble International Funding S.C.A. 0.17%–0.23% due 11/18/2009–1/15/20104	96,000	95,970
Private Export Funding Corp. 0.22%–0.25% due 12/9/2009–1/19/20104	70,200	70,174
Bank of America Corp. 0.22% due 1/11/2010	58,100	58,070
Campbell Soup Co. 0.21%–0.23% due 2/1–2/9/20104	57,300	57,266
General Electric Capital Corp. 0.17% due 1/12/2010	50,000	49,970
Federal Farm Credit Banks 0.37% due 5/10/2010	50,000	49,946
NetJets Inc. 0.18%–0.19% due 12/2–12/3/20094	42,600	42,591
Honeywell International Inc. 0.13%–0.20% due 12/8–12/14/20094	37,900	37,891
Paccar Financial Corp. 0.18% due 1/11/2010	29,400	29,386
Variable Funding Capital Corp. 0.21% due 1/26/20104	25,000	24,973
Abbott Laboratories 0.20% due 11/9/20094	20,800	20,799

Total short-term securities (cost: $4,585,283,000)		4,585,676

Total investment securities (cost: $75,927,799,000)		76,890,347
Other assets less liabilities		238,684

Net assets		$77,129,031

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Represents an affiliated company as defined under the Investment Company Act of 1940.

2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $27,246,678,000, which represented 35.33% of the fund. This amount includes $27,089,979,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Security did not produce income during the last 12 months.

4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,450,842,000, which represented 4.47% of the net assets of the fund.

5Coupon rate may change periodically.
6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7Index-linked bond whose principal amount moves with a government retail price index.
8Scheduled interest and/or principal payment was not received.

9Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 11/6/2007 at a cost of $10,147,000) may be subject to legal or contractual restrictions on resale.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-912-1209O-S21448

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Capital Income Builder, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital Income Builder, Inc. (the "Fund") as of October 31, 2009, and for the year then ended and have issued our unqualified report thereon dated December 7, 2009 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of October 31, 2009 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
December 7, 2009

Summary investment portfolio, October 31, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification (percent of net assets)

Telecommunication services	8.56%
Financials	8.52
Consumer staples	6.73
Utilities	6.70
Energy	6.56
Convertible securities & preferred stocks	1.02
Bonds & notes	30.07
Other industries	25.59
Short-term securities & other assets less liabilities	6.25
[end pie chart]

			Percent
		Value	of net
Common stocks - 62.66%	Shares	(000)	assets

Telecommunication services - 8.56%
AT&T Inc.	52,431,230	$1,345,910	1.75%
Verizon Communications Inc.	33,541,700	992,499	1.29
América Móvil, SAB de CV, Series L (ADR)	18,738,000	826,908	1.07
CenturyTel, Inc. (1)	19,053,597	618,480	.80
Koninklijke KPN NV (2)	27,589,050	500,815	.65
Telefónica, SA (2)	17,460,000	487,955	.63
Other securities		1,825,089	2.37
		6,597,656	8.56

Financials - 8.52%
Banco Santander, SA (2)	82,073,972	1,322,796	1.72
BNP Paribas SA (2)	6,312,291	475,461	.62
Banco Bradesco SA, preferred nominative	22,083,300	434,500	.56
HSBC Holdings PLC (Hong Kong) (2)	26,741,178	292,962
HSBC Holdings PLC (United Kingdom) (2)	9,728,436	107,824	.52
Hang Seng Bank Ltd. (2)	24,991,100	354,651	.46
Westpac Banking Corp. (2)	15,251,722	354,634	.46
Bank of China Ltd., Class H (2)	574,785,000	331,360	.43
Fannie Mae (3)	10,000,000	10,800	.01
Freddie Mac (3)	5,300,000	6,519	.01
Other securities		2,882,327	3.73
		6,573,834	8.52

Consumer staples - 6.73%
Philip Morris International Inc.	30,030,800	1,422,259	1.84
PepsiCo, Inc.	10,980,000	664,839	.86
Nestlé SA (2)	10,975,000	511,070	.66
Coca-Cola Co.	8,972,000	478,297	.62
Kraft Foods Inc., Class A	13,527,870	372,287	.48
Altria Group, Inc.	19,755,000	357,763	.46
Other securities		1,382,564	1.81
		5,189,079	6.73

Utilities - 6.70%
GDF Suez (2)	16,302,320	683,129	.89
Exelon Corp.	9,601,500	450,886	.58
Dominion Resources, Inc.	11,251,980	383,580	.50
Scottish and Southern Energy PLC (2)	20,452,784	362,654	.47
Hongkong Electric Holdings Ltd. (2)	65,466,500	349,786	.45
FirstEnergy Corp.	7,755,500	335,658	.44
Other securities		2,603,148	3.37
		5,168,841	6.70

Energy - 6.56%
Royal Dutch Shell PLC, Class A (ADR)	9,328,000	554,177
Royal Dutch Shell PLC, Class B (2)	5,067,187	147,013
Royal Dutch Shell PLC, Class B (ADR)	1,866,228	108,540
Royal Dutch Shell PLC, Class A (2)	3,055,000	90,976	1.17
BP PLC (2)	94,932,042	895,435	1.16
Sasol Ltd. (2)	22,431,827	836,568	1.08
Eni SpA (2)	28,260,866	701,552
Eni SpA (ADR)	912,492	45,241	.97
ConocoPhillips	8,257,970	414,385	.54
Woodside Petroleum Ltd. (2)	7,880,000	330,590	.43
Other securities		931,613	1.21
		5,056,090	6.56

Industrials - 5.73%
Siemens AG (2)	6,126,000	552,705	.72
Other securities		3,862,601	5.01
		4,415,306	5.73

Health care - 5.36%
Merck & Co., Inc.	28,266,100	874,270	1.13
Bayer AG (2)	8,184,000	567,577	.74
Novartis AG (2)	8,565,000	447,563	.58
Roche Holding AG (2)	2,721,000	436,730	.57
Johnson & Johnson	6,500,000	383,825	.50
Bristol-Myers Squibb Co.	16,450,000	358,610	.46
Pfizer Inc	20,000,000	340,600	.44
Other securities		727,191	.94
		4,136,366	5.36

Information technology - 3.95%
Taiwan Semiconductor Manufacturing Co. Ltd. (2)	275,461,272	499,375
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	10,455,599	99,746	.78
Microsoft Corp.	15,321,800	424,874	.55
Other securities		2,025,492	2.62
		3,049,487	3.95

Consumer discretionary - 3.18%
OPAP SA (1) (2)	16,421,040	420,092	.54
Other securities		2,035,561	2.64
		2,455,653	3.18

Materials - 2.80%
Akzo Nobel NV (2)	8,673,000	513,189	.67
Koninklijke DSM NV (2)	8,539,000	374,068	.49
Israel Chemicals Ltd. (2)	26,930,907	314,641	.41
Other securities		956,958	1.23
		2,158,856	2.80

Miscellaneous - 4.57%
Other common stocks in initial period of acquisition		3,527,138	4.57

Total common stocks (cost: $47,138,147,000)		48,328,306	62.66

			Percent
		Value	of net
Preferred stocks - 0.75%	Shares	(000)	assets

Financials - 0.65%
Banco Santander, SA, Series 10, 10.50% (3)	1,748,757	47,990	.06
Fannie Mae, Series S, 8.25% noncumulative (3)	2,000,000	2,325
Fannie Mae, Series O, 0% (3) (4) (5)	874,555	1,924
Fannie Mae, Series P, 4.50% noncumulative (3)	1,600,000	1,280
Fannie Mae, Series E, 5.10% (3)	608,441	1,027
Fannie Mae, Series L, 5.125% (3)	570,000	832	.01
Freddie Mac, Series V, 5.57% (3)	3,485,635	3,703
Freddie Mac, Series Z, 8.375% (3)	2,041,640	2,271
Freddie Mac, Series W, 5.66% (3)	650,000	658
Freddie Mac, Series Y, 6.55% (3)	350,250	368	.01
Other securities		436,296	.57
		498,674	.65

Other - 0.10%
Other securities		78,276	.10

Total preferred stocks (cost: $869,512,000)		576,950	.75

			Percent
		Value	of net
Convertible securities - 0.27%	Shares	(000)	assets

Financials - 0.02%
Fannie Mae, Series 2008-1, 8.75% noncumulative convertible preferred (3)	1,352,000	2,163
Fannie Mae, Series 2004-1, 5.375% convertible preferred (3)	240	1,200	.01
Other securities		6,836	.01
		10,199	.02

Other - 0.08%
Other securities		62,740	.08

Miscellaneous - 0.17%
Other convertible securities in initial period of acquisition		131,521	.17

Total convertible securities (cost: $315,872,000)		204,460	.27

	Principal		Percent
	amount	Value	of net
Bonds & notes - 30.07%	(000)	(000)	assets

Mortgage-backed obligations (6) - 9.90%
Fannie Mae 0%-11.00% 2012-2047 (2) (5)	$4,198,846	4,405,632	5.71
Freddie Mac 0%-7.50% 2017-2047 (5)	945,152	987,543	1.28
Other securities		2,246,668	2.91
		7,639,843	9.90

Bonds & notes of U.S. government & government agencies - 7.36%
U.S. Treasury:
2.25% 2014	396,000	397,762
7.50% 2016	250,000	321,543
3.75% 2018	349,950	360,830
0%-11.75% 2010-2039 (2) (7)	3,000,413	3,184,205	5.53
Fannie Mae 2.00%-6.625% 2010-2015	544,815	590,796	.77
Freddie Mac 1.75%-6.875% 2010-2012	146,500	155,766	.20
Other securities		663,008	.86
		5,673,910	7.36

Financials - 3.29%
Sovereign Bancorp, Inc. 8.75% 2018	27,160	31,146
Santander Issuances, SA Unipersonal 5.805%-6.50% 2016-2019 (4) (5)	29,600	27,799	.08
Other securities		2,479,667	3.21
		2,538,612	3.29

Energy - 1.21%
Shell International Finance B.V. 4.00% 2014	8,580	9,025	.01
BP Capital Markets PLC 3.125% 2012	5,000	5,173	.01
Other securities		918,575	1.19
		932,773	1.21

Health care - 1.05%
Merck & Co., Inc. 1.875%-4.00% 2011-2015	43,885	45,364	.06
Other securities		766,954	.99
		812,318	1.05

Telecommunication services - 1.00%
AT&T Wireless Services, Inc. 7.875% 2011	76,700	83,114
AT&T Inc. 4.85%-6.55% 2013-2039	44,545	47,349
SBC Communications Inc. 5.875%-6.25% 2011-2012	30,000	32,274
AT&T Corp. 8.00% 2031 (5)	17,000	20,979	.24
Verizon Communications Inc. 3.75%-8.75% 2011-2019 (4)	142,595	155,565
Verizon Global Funding Corp. 7.375% 2012	7,000	7,969	.21
Other securities		424,367	.55
		771,617	1.00

Other - 6.26%
Other securities		4,825,882	6.26

Total bonds & notes (cost: $23,018,985,000)		23,194,955	30.07

	Principal		Percent
	amount	Value	of net
Short-term securities - 5.94%	(000)	(000)	assets

Freddie Mac 0.12%-0.305% due 11/2/2009-5/26/2010	$1,873,625	1,872,478	2.43
U.S. Treasury Bills 0.161%-0.33% due 11/19/2009-7/29/2010	860,900	860,191	1.12
Fannie Mae 0.15%-0.70% due 11/16/2009-9/1/2010	430,250	430,042	.56
Other securities		1,422,965	1.83

Total short-term securities (cost: $4,585,283,000)		4,585,676	5.94

Total investment securities (cost: $75,927,799,000)		76,890,347	99.69
Other assets less liabilities		238,684	.31

Net assets		$77,129,031	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $11,131,000, which represented .01% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investment in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended October 31, 2009, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/09 (000)

CenturyTel, Inc. (8)	3,572,640	15,480,957	-	19,053,597	$25,107	$618,480
OPAP SA (2)	15,242,040	1,179,000	-	16,421,040	45,232	420,092
MAp Group (2)	93,268,737	-	-	93,268,737	17,918	238,404
FirstGroup PLC (2)	-	31,300,000	-	31,300,000	6,463	192,962
RPM International, Inc.	7,900,000	440,000	-	8,340,000	6,538	146,951
Symrise AG (2) (8)	885,000	5,950,085	-	6,835,085	3,575	125,969
Wincor Nixdorf AG (2) (8)	1,325,000	825,312	-	2,150,312	3,652	125,865
Hays PLC (2)	-	71,032,000	-	71,032,000	3,771	114,103
De La Rue PLC (2)	8,804,046	731,000	3,160,427	6,374,619	3,965	95,600
De La Rue PLC, Class B	-	8,804,046	8,804,046	-	-	-
Greene King PLC (2)	8,722,210	5,204,153	48,621	13,877,742	4,391	90,021
Greene King PLC, rights, expire 2009	-	5,204,153	5,204,153	-	-	-
S P Setia Bhd. (2)	65,577,500	-	7,550,500	58,027,000	2,019	65,341
Starwood Property Trust, Inc.	-	2,675,000	-	2,675,000	27	53,848
BELIMO Holding AG (2)	42,250	-	-	42,250	1,269	43,314
Ekornes ASA (2)	1,980,425	-	-	1,980,425	910	36,807
Frasers Centrepoint Trust (2)	30,400,000	8,864,000	-	39,264,000	1,535	33,431
Colony Financial, Inc. (3)	-	750,000	-	750,000	-	14,587
Oakton Ltd. (2)	4,617,960	-	-	4,617,960	84	14,304
Ambuja Cements Ltd. (2) (9)	98,960,919	-	87,156,003	11,804,916	4,496	-
Cambridge Industrial Trust (9)	50,291,000	-	50,291,000	-	457	-
Embarq Corp. (9)	9,263,327	-	9,263,327	-	19,106	-
Fong's Industries Co. Ltd. (9)	36,590,000	-	36,590,000	-	-	-
Fortune Real Estate Investment Trust (9)	52,408,500	-	52,408,500	-	-	-
Frasers Commercial Trust (9)	44,940,001	-	44,940,001	-	440	-
Macquarie Communications Infrastructure Group (9)	27,867,700	-	27,867,700	-	895	-
Macquarie Communications Infrastructure Group (9)	4,539,041	-	4,539,041	-	34	-
Macquarie Infrastructure Group (9)	133,598,374	-	133,598,374	-	7,757	-
Macquarie International Infrastructure Fund Ltd. (9)	83,170,000	-	83,170,000	-	-	-
SBM Offshore NV (9)	9,319,188	-	9,319,188	-	-	-
Singapore Post Private Ltd. (2) (9)	107,025,000	-	46,625,000	60,400,000	4,557	-
TICON Industrial Connection PCL (9)	41,951,000	-	41,951,000	-	-	-
TICON Industrial Connection PCL, warrants, expire 2014 (9)	-	13,983,666	13,983,666	-	-	-

					$164,198	$2,430,079

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Represents an affiliated company as defined under the Investment Company Act of 1940.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $27,246,678,000, which represented 35.33% of the net assets of the fund. This amount includes $27,089,979,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Security did not produce income during the last 12 months.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $3,450,842,000, which represented 4.47% of the net assets of the fund.

(5) Coupon rate may change periodically.
(6) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(7) Index-linked bond whose principal amount moves with a government retail price index.
(8) This security was an unaffiliated issuer in its initial period of acquisition at 10/31/2008; it was not publicly disclosed.
(9) Unaffiliated issuer at 10/31/2009.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2009	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $73,390,076)	$74,460,268
Affiliated issuers (cost: $2,537,723)	2,430,079	$76,890,347
Cash denominated in currencies other than U.S. dollars (cost: $4,080)		4,080
Cash		9,614
Receivables for:
Sales of investments	991,015
Sales of fund's shares	80,816
Dividends and interest	360,609	1,432,440
		78,336,481
Liabilities:
Payables for:
Purchases of investments	1,016,237
Repurchases of fund's shares	126,644
Investment advisory services	14,693
Services provided by affiliates	43,481
Directors' deferred compensation	1,385
Other	5,010	1,207,450
Net assets at October 31, 2009		$77,129,031

Net assets consist of:
Capital paid in on shares of capital stock		$89,395,929
Undistributed net investment income		352,821
Accumulated net realized loss		(13,583,978)
Net unrealized appreciation		964,259
Net assets at October 31, 2009		$77,129,031

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 3,000,000 shares, $.01 par value (1,662,044 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$56,647,598	1,220,593	$46.41
Class B	3,519,614	75,865	46.39
Class C	8,322,656	179,409	46.39
Class F-1	3,142,187	67,701	46.41
Class F-2	978,977	21,099	46.40
Class 529-A	1,221,274	26,319	46.40
Class 529-B	147,016	3,170	46.38
Class 529-C	459,799	9,914	46.38
Class 529-E	56,541	1,219	46.40
Class 529-F-1	33,125	714	46.41
Class R-1	125,524	2,706	46.38
Class R-2	632,742	13,642	46.38
Class R-3	800,653	17,257	46.40
Class R-4	346,887	7,476	46.40
Class R-5	376,433	8,109	46.42
Class R-6	318,005	6,851	46.42

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $49.24 and $49.23, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2009		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $158,118; also includes
$164,198 from affiliates)	$2,285,111
Interest	1,310,612	$3,595,723

Fees and expenses*:
Investment advisory services	190,754
Distribution services	255,789
Transfer agent services	69,870
Administrative services	26,131
Reports to shareholders	4,774
Registration statement and prospectus	10,137
Directors' compensation	642
Auditing and legal	192
Custodian	7,842
State and local taxes	701
Other	3,721
Total fees and expenses before waiver	570,553
Less investment advisory services waiver	3,266
Total fees and expenses after waiver		567,287
Net investment income		3,028,436

Net realized loss and unrealized appreciation on investments and currency:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $171; also includes $406,299 net loss from affiliates)	(12,532,669)
Currency transactions	20,852	(12,511,817)
Net unrealized appreciation on:
Investments	19,437,426
Currency translations	6,639	19,444,065
Net realized loss and unrealized appreciation on investments and currency		6,932,248
Net increase in net assets resulting from operations		$9,960,684

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

	Year ended October 31
	2009	2008
Operations:
Net investment income	$3,028,436	$4,035,765
Net realized (loss) gain on investments and currency transactions	(12,511,817)	19,237
Net unrealized appreciation (depreciation) on investments and currency translations	19,444,065	(42,874,028)
Net increase (decrease) in net assets resulting from operations	9,960,684	(38,819,026)

Dividends and distributions paid or accrued to
shareholders:
Dividends from net investment income	(3,441,672)	(4,584,311)
Distributions from net realized gain on investments	-	(4,042,060)
Total dividends and distributions paid or accrued to shareholders	(3,441,672)	(8,626,371)

Net capital share transactions	(4,762,774)	9,153,317

Total increase (decrease) in net assets	1,756,238	(38,292,080)

Net assets:
Beginning of year	75,372,793	113,664,873
End of year (including undistributed
net investment income: $352,821 and $637,559, respectively)	$77,129,031	$75,372,793

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization – Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend – with higher income distributions every quarter to the extent possible – together with a current yield exceeding that of U.S. stocks generally.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Prior to January 1, 2009, dividends paid to shareholders were declared daily from net investment income and paid to shareholders quarterly. Effective January 1, 2009, the fund no longer declared daily dividends and began to declare and distribute dividends on a periodic basis, usually in March, June, September and December. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the fund;
conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent. These investments may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks. These risks may be heightened in connection with investments in developing countries.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state tax authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; amortization of premiums or discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2009, the fund reclassified $140,663,000 from accumulated net realized loss to undistributed net investment income and $12,165,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$557,441
Capital loss carryforward expiring 2017*	(12,854,600)
Gross unrealized appreciation on investment securities	5,883,084
Gross unrealized depreciation on investment securities	(5,857,943)
Net unrealized appreciation on investment securities	25,141
Cost of investment securities	76,865,206
*The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2009			Year ended October 31, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid or accrued	Ordinary income	Long-term capital gains	Total distributions paid or accrued

Class A	$2,597,362	$-	$2,597,362	$3,474,759	$2,964,774	$6,439,533
Class B	145,837	-	145,837	199,198	208,829	408,027
Class C	333,808	-	333,808	456,121	478,117	934,238
Class F-1	158,029	-	158,029	252,058	216,992	469,050
Class F-2*	23,817	-	23,817	649	-	649
Class 529-A	51,291	-	51,291	56,066	46,160	102,226
Class 529-B	5,534	-	5,534	6,162	6,376	12,538
Class 529-C	16,511	-	16,511	17,767	18,002	35,769
Class 529-E	2,267	-	2,267	2,554	2,273	4,827
Class 529-F-1	1,482	-	1,482	1,643	1,232	2,875
Class R-1	4,564	-	4,564	5,038	4,894	9,932
Class R-2	21,974	-	21,974	23,202	23,352	46,554
Class R-3	31,906	-	31,906	34,113	29,724	63,837
Class R-4	12,916	-	12,916	12,549	9,805	22,354
Class R-5	28,662	-	28,662	42,432	31,530	73,962
Class R-6†	5,712	-	5,712	-	-	-
Total	$3,441,672	$-	$3,441,672	$4,584,311	$4,042,060	$8,626,371

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.110% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $100,000,000 of the fund's monthly gross income and decreasing to 2.50% on such income in excess of $100,000,000. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended October 31, 2009, total investment advisory services fees waived by CRMC were $3,266,000. As a result, the fee shown on the accompanying financial statements of $190,754,000, which was equivalent to an annualized rate of 0.268%, was reduced to $187,488,000, or 0.264% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B.  Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended October 31, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$119,204	$65,518	Not applicable	Not applicable	Not applicable
Class B	33,948	4,352	Not applicable	Not applicable	Not applicable
Class C	78,222	Included in administrative services	$11,459	$1,522	Not applicable
Class F-1	7,584		3,435	358	Not applicable
Class F-2	Not applicable		485	16	Not applicable
Class 529-A	2,099		952	139	$1,051
Class 529-B	1,324		121	40	133
Class 529-C	3,949		360	96	396
Class 529-E	246		45	7	49
Class 529-F-1	-		27	4	29
Class R-1	1,080		120	40	Not applicable
Class R-2	4,007		799	1,908	Not applicable
Class R-3	3,460		1,033	503	Not applicable
Class R-4	666		362	23	Not applicable
Class R-5	Not applicable		537	16	Not applicable
Class R-6*	Not applicable		66	-†	Not applicable
Total	$255,789	$69,870	$19,801	$4,672	$1,658

*Class R-6 was offered beginning May 1, 2009.
† Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $642,000, shown on the accompanying financial statements, includes $643,000 in current fees (either paid in cash or deferred) and a net decrease of $1,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Telecommunication services	$3,809,414	$2,788,242	*	$-	$6,597,656
Financials	1,932,579	4,641,255	*	-	6,573,834
Consumer staples	4,287,615	901,464	*	-	5,189,079
Utilities	2,473,246	2,695,595	*	-	5,168,841
Energy	1,496,608	3,559,482	*	-	5,056,090
Industrials	1,528,573	2,886,733	*	-	4,415,306
Health care	2,198,665	1,937,701	*	-	4,136,366
Information technology	1,351,528	1,697,959	*	-	3,049,487
Consumer discretionary	809,664	1,645,989	*	-	2,455,653
Materials	333,081	1,825,775	*	-	2,158,856
Miscellaneous	1,016,801	2,510,337	*	-	3,527,138
Preferred stocks	23,730	553,220		-	576,950
Convertible securities	28,697	175,763		-	204,460
Bonds & notes:
Mortgage-backed obligations	-	7,621,868		17,975	7,639,843
Bonds & notes of U.S. government & government agencies	-	5,673,910		-	5,673,910
Corporate bonds & notes	-	5,055,320		-	5,055,320
Other	1,776	4,824,106		-	4,825,882
Short-term securities	-	4,585,676		-	4,585,676
Total	$21,291,977	$55,580,395		$17,975	$76,890,347

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended October 31, 2009 (dollars in thousands):

	Beginning	Net transfers		Net	Net	Ending
	value	into	Net unrealized	purchases	realized	value
	at 11/1/2008	Level 3	appreciation (†)	and sales	loss (†)	at 10/31/2009
Investment securities	$15,047	$112,337	$33,370	$(124,420)	$(18,359)	$17,975

Net unrealized depreciation during the period on Level 3 investment securities held at October 31, 2009 (dollars in thousands) (†):						$(575)

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $27,089,979,000 of investment securities were classified as Level 2 instead of Level 1.

(†) Net realized loss and unrealized appreciation (depreciation) are included in the related amounts on investments in the statement of operations.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2009
Class A	$6,862,281	166,287	$2,702,648	65,760	$(13,150,034)	(322,740)	$(3,585,105)	(90,693)
Class B	202,862	5,032	151,950	3,701	(841,987)	(20,669)	(487,175)	(11,936)
Class C	949,248	22,910	330,977	8,055	(2,242,034)	(55,251)	(961,809)	(24,286)
Class F-1	751,710	18,200	151,672	3,698	(1,704,349)	(41,759)	(800,967)	(19,861)
Class F-2	946,117	22,353	15,154	352	(175,438)	(4,103)	785,833	18,602
Class 529-A	190,087	4,573	56,949	1,383	(146,201)	(3,566)	100,835	2,390
Class 529-B	11,516	286	6,144	149	(15,147)	(369)	2,513	66
Class 529-C	85,169	2,056	18,273	444	(68,975)	(1,678)	34,467	822
Class 529-E	10,680	258	2,517	61	(9,278)	(227)	3,919	92
Class 529-F-1	7,550	180	1,646	40	(7,927)	(191)	1,269	29
Class R-1	31,963	761	5,013	122	(26,350)	(641)	10,626	242
Class R-2	193,887	4,693	24,139	586	(143,166)	(3,489)	74,860	1,790
Class R-3	222,576	5,367	35,131	853	(193,481)	(4,677)	64,226	1,543
Class R-4	151,581	3,580	14,215	345	(88,311)	(2,133)	77,485	1,792
Class R-5	246,841	6,015	29,756	734	(641,048)	(15,598)	(364,451)	(8,849)
Class R-6(2)	275,144	6,725	5,709	130	(153)	(4)	280,700	6,851
Total net increase
(decrease)	$11,139,212	269,276	$3,551,893	86,413	$(19,453,879)	(477,095)	$(4,762,774)	(121,406)

Year ended October 31, 2008
Class A	$13,528,465	233,084	$5,970,821	100,498	$(12,820,585)	(240,213)	$6,678,701	93,369
Class B	713,699	12,283	376,329	6,301	(924,293)	(17,147)	165,735	1,437
Class C	2,513,537	42,921	841,222	14,079	(2,615,364)	(48,785)	739,395	8,215
Class F-1	1,914,480	32,727	394,113	6,631	(2,119,450)	(39,577)	189,143	(219)
Class F-2(3)	130,148	2,693	197	4	(9,116)	(200)	121,229	2,497
Class 529-A	345,677	5,962	100,205	1,690	(124,472)	(2,293)	321,410	5,359
Class 529-B	32,438	561	12,299	206	(14,430)	(265)	30,307	502
Class 529-C	145,645	2,518	34,981	587	(70,505)	(1,286)	110,121	1,819
Class 529-E	15,484	268	4,736	80	(7,605)	(143)	12,615	205
Class 529-F-1	15,716	269	2,798	47	(5,945)	(111)	12,569	205
Class R-1	61,656	1,059	9,577	161	(37,646)	(694)	33,587	526
Class R-2	274,675	4,783	45,274	759	(173,016)	(3,120)	146,933	2,422
Class R-3	397,293	6,893	61,998	1,044	(229,469)	(4,134)	229,822	3,803
Class R-4	158,819	2,769	21,733	367	(76,366)	(1,383)	104,186	1,753
Class R-5	358,985	6,194	65,644	1,109	(167,065)	(3,159)	257,564	4,144
Total net increase
(decrease)	$20,606,717	354,984	$7,941,927	133,563	$(19,395,327)	(362,510)	$9,153,317	126,037

(1) Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3)Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $24,682,401,000 and $30,961,937,000, respectively, during the year ended October 31, 2009.

8. Subsequent events

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is expected to be completed in 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund. As of December 7, 2009, the date the financial statements were available to be issued, no other subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income(3)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(4) (5)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(5)	Ratio of net income to average net assets(3) (5)
Class A:
Year ended 10/31/2009	$42.26	$1.83	$4.40	$6.23	$(2.08)	$-	$(2.08)	$46.41	15.44%	$56,648	.66%	.66%	4.40%
Year ended 10/31/2008	68.58	2.31	(23.58)	(21.27)	(2.65)	(2.40)	(5.05)	42.26	(32.88)	55,418	.58	.55	4.03
Year ended 10/31/2007	59.91	2.52	9.62	12.14	(2.30)	(1.17)	(3.47)	68.58	20.93	83,524	.58	.55	3.97
Year ended 10/31/2006	52.58	2.13	8.06	10.19	(2.17)	(.69)	(2.86)	59.91	20.00	58,439	.58	.55	3.82
Year ended 10/31/2005	50.75	2.01	2.56	4.57	(1.84)	(.90)	(2.74)	52.58	9.11	42,303	.59	.57	3.79
Class B:
Year ended 10/31/2009	42.26	1.51	4.40	5.91	(1.78)	-	(1.78)	46.39	14.57	3,520	1.44	1.43	3.64
Year ended 10/31/2008	68.58	1.87	(23.58)	(21.71)	(2.21)	(2.40)	(4.61)	42.26	(33.41)	3,711	1.35	1.33	3.25
Year ended 10/31/2007	59.91	2.03	9.62	11.65	(1.81)	(1.17)	(2.98)	68.58	20.02	5,923	1.35	1.32	3.19
Year ended 10/31/2006	52.58	1.69	8.06	9.75	(1.73)	(.69)	(2.42)	59.91	19.07	4,413	1.37	1.34	3.04
Year ended 10/31/2005	50.75	1.59	2.56	4.15	(1.42)	(.90)	(2.32)	52.58	8.26	3,371	1.38	1.36	3.01
Class C:
Year ended 10/31/2009	42.26	1.50	4.40	5.90	(1.77)	-	(1.77)	46.39	14.54	8,323	1.47	1.47	3.59
Year ended 10/31/2008	68.58	1.84	(23.58)	(21.74)	(2.18)	(2.40)	(4.58)	42.26	(33.45)	8,609	1.40	1.38	3.21
Year ended 10/31/2007	59.91	2.00	9.62	11.62	(1.78)	(1.17)	(2.95)	68.58	19.97	13,406	1.39	1.37	3.16
Year ended 10/31/2006	52.58	1.67	8.06	9.73	(1.71)	(.69)	(2.40)	59.91	19.02	8,616	1.41	1.38	2.99
Year ended 10/31/2005	50.75	1.56	2.56	4.12	(1.39)	(.90)	(2.29)	52.58	8.19	5,867	1.44	1.42	2.94
Class F-1:
Year ended 10/31/2009	42.26	1.84	4.39	6.23	(2.08)	-	(2.08)	46.41	15.43	3,142	.66	.66	4.43
Year ended 10/31/2008	68.58	2.29	(23.58)	(21.29)	(2.63)	(2.40)	(5.03)	42.26	(32.90)	3,701	.62	.59	4.00
Year ended 10/31/2007	59.91	2.50	9.62	12.12	(2.28)	(1.17)	(3.45)	68.58	20.89	6,020	.61	.58	3.95
Year ended 10/31/2006	52.58	2.11	8.06	10.17	(2.15)	(.69)	(2.84)	59.91	19.94	3,494	.62	.60	3.76
Year ended 10/31/2005	50.75	1.96	2.56	4.52	(1.79)	(.90)	(2.69)	52.58	9.01	2,141	.68	.65	3.71
Class F-2:
Year ended 10/31/2009	42.26	1.78	4.54	6.32	(2.18)	-	(2.18)	46.40	15.68	979	.42	.41	4.09
Period from 8/1/2008 to 10/31/2008	54.90	.43	(12.53)	(12.10)	(.54)	-	(.54)	42.26	(22.13)	105	.10	.10	.90
Class 529-A:
Year ended 10/31/2009	42.26	1.81	4.39	6.20	(2.06)	-	(2.06)	46.40	15.36	1,221	.71	.71	4.34
Year ended 10/31/2008	68.58	2.27	(23.58)	(21.31)	(2.61)	(2.40)	(5.01)	42.26	(32.93)	1,011	.66	.63	3.97
Year ended 10/31/2007	59.91	2.47	9.62	12.09	(2.25)	(1.17)	(3.42)	68.58	20.84	1,273	.65	.63	3.92
Year ended 10/31/2006	52.58	2.10	8.06	10.16	(2.14)	(.69)	(2.83)	59.91	19.92	760	.64	.61	3.77
Year ended 10/31/2005	50.75	1.95	2.56	4.51	(1.78)	(.90)	(2.68)	52.58	8.99	458	.71	.68	3.70
Class 529-B:
Year ended 10/31/2009	42.26	1.47	4.40	5.87	(1.75)	-	(1.75)	46.38	14.47	147	1.53	1.52	3.53
Year ended 10/31/2008	68.58	1.80	(23.58)	(21.78)	(2.14)	(2.40)	(4.54)	42.26	(33.49)	131	1.47	1.44	3.15
Year ended 10/31/2007	59.91	1.96	9.62	11.58	(1.74)	(1.17)	(2.91)	68.58	19.89	178	1.46	1.44	3.09
Year ended 10/31/2006	52.58	1.63	8.06	9.69	(1.67)	(.69)	(2.36)	59.91	18.93	122	1.49	1.46	2.93
Year ended 10/31/2005	50.75	1.50	2.56	4.06	(1.33)	(.90)	(2.23)	52.58	8.08	83	1.55	1.53	2.85
Class 529-C:
Year ended 10/31/2009	42.26	1.47	4.41	5.88	(1.76)	-	(1.76)	46.38	14.48	460	1.52	1.52	3.53
Year ended 10/31/2008	68.58	1.81	(23.58)	(21.77)	(2.15)	(2.40)	(4.55)	42.26	(33.49)	384	1.46	1.44	3.16
Year ended 10/31/2007	59.91	1.96	9.62	11.58	(1.74)	(1.17)	(2.91)	68.58	19.89	499	1.46	1.44	3.11
Year ended 10/31/2006	52.58	1.63	8.06	9.69	(1.67)	(.69)	(2.36)	59.91	18.94	306	1.47	1.45	2.94
Year ended 10/31/2005	50.75	1.51	2.56	4.07	(1.34)	(.90)	(2.24)	52.58	8.10	192	1.54	1.52	2.86
Class 529-E:
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	-	(1.95)	46.40	15.05	56	1.01	1.01	4.04
Year ended 10/31/2008	68.58	2.10	(23.58)	(21.48)	(2.44)	(2.40)	(4.84)	42.26	(33.14)	48	.95	.93	3.67
Year ended 10/31/2007	59.91	2.28	9.62	11.90	(2.06)	(1.17)	(3.23)	68.58	20.49	63	.95	.93	3.61
Year ended 10/31/2006	52.58	1.92	8.06	9.98	(1.96)	(.69)	(2.65)	59.91	19.55	40	.96	.94	3.45
Year ended 10/31/2005	50.75	1.78	2.56	4.34	(1.61)	(.90)	(2.51)	52.58	8.64	25	1.02	1.00	3.38

Class 529-F-1:
Year ended 10/31/2009	$42.26	$1.90	$4.39	$6.29	$(2.14)	$-	$(2.14)	$46.41	15.60%	$33	.51%	.51%	4.55%
Year ended 10/31/2008	68.58	2.38	(23.58)	(21.20)	(2.72)	(2.40)	(5.12)	42.26	(32.79)	29	.46	.43	4.20
Year ended 10/31/2007	59.91	2.60	9.62	12.22	(2.38)	(1.17)	(3.55)	68.58	21.08	33	.46	.43	4.17
Year ended 10/31/2006	52.58	2.20	8.06	10.26	(2.24)	(.69)	(2.93)	59.91	20.12	14	.46	.44	3.95
Year ended 10/31/2005	50.75	1.97	2.56	4.53	(1.80)	(.90)	(2.70)	52.58	9.04	6	.63	.60	3.78
Class R-1:
Year ended 10/31/2009	42.26	1.50	4.41	5.91	(1.79)	-	(1.79)	46.38	14.55	125	1.45	1.45	3.59
Year ended 10/31/2008	68.58	1.85	(23.58)	(21.73)	(2.19)	(2.40)	(4.59)	42.26	(33.43)	104	1.38	1.36	3.26
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.94	133	1.42	1.40	3.17
Year ended 10/31/2006	52.58	1.65	8.06	9.71	(1.69)	(.69)	(2.38)	59.91	18.98	69	1.44	1.41	2.96
Year ended 10/31/2005	50.75	1.54	2.56	4.10	(1.37)	(.90)	(2.27)	52.58	8.15	34	1.50	1.46	2.91
Class R-2:
Year ended 10/31/2009	42.26	1.45	4.41	5.86	(1.74)	-	(1.74)	46.38	14.44	633	1.56	1.55	3.48
Year ended 10/31/2008	68.58	1.81	(23.58)	(21.77)	(2.15)	(2.40)	(4.55)	42.26	(33.48)	501	1.45	1.43	3.18
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.93	647	1.45	1.41	3.14
Year ended 10/31/2006	52.58	1.65	8.06	9.71	(1.69)	(.69)	(2.38)	59.91	18.98	395	1.55	1.42	2.97
Year ended 10/31/2005	50.75	1.55	2.56	4.11	(1.38)	(.90)	(2.28)	52.58	8.18	241	1.61	1.44	2.95
Class R-3:
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	-	(1.95)	46.40	15.04	801	1.02	1.02	4.03
Year ended 10/31/2008	68.58	2.09	(23.58)	(21.49)	(2.43)	(2.40)	(4.83)	42.26	(33.14)	664	.96	.94	3.67
Year ended 10/31/2007	59.91	2.27	9.62	11.89	(2.05)	(1.17)	(3.22)	68.58	20.47	817	.97	.94	3.61
Year ended 10/31/2006	52.58	1.91	8.06	9.97	(1.95)	(.69)	(2.64)	59.91	19.51	454	.98	.96	3.42
Year ended 10/31/2005	50.75	1.80	2.56	4.36	(1.63)	(.90)	(2.53)	52.58	8.68	268	1.00	.98	3.41
Class R-4:
Year ended 10/31/2009	42.26	1.81	4.40	6.21	(2.07)	-	(2.07)	46.40	15.39	347	.70	.69	4.32
Year ended 10/31/2008	68.58	2.27	(23.58)	(21.31)	(2.61)	(2.40)	(5.01)	42.26	(32.93)	240	.65	.63	3.99
Year ended 10/31/2007	59.91	2.46	9.62	12.08	(2.24)	(1.17)	(3.41)	68.58	20.83	270	.67	.64	3.95
Year ended 10/31/2006	52.58	2.07	8.06	10.13	(2.11)	(.69)	(2.80)	59.91	19.88	119	.68	.66	3.68
Year ended 10/31/2005	50.75	1.95	2.56	4.51	(1.78)	(.90)	(2.68)	52.58	9.01	70	.70	.68	3.71
Class R-5:
Year ended 10/31/2009	42.26	1.97	4.36	6.33	(2.17)	-	(2.17)	46.42	15.72	376	.40	.40	4.83
Year ended 10/31/2008	68.58	2.44	(23.58)	(21.14)	(2.78)	(2.40)	(5.18)	42.26	(32.73)	717	.36	.34	4.28
Year ended 10/31/2007	59.91	2.65	9.62	12.27	(2.43)	(1.17)	(3.60)	68.58	21.17	879	.37	.35	4.22
Year ended 10/31/2006	52.58	2.24	8.06	10.30	(2.28)	(.69)	(2.97)	59.91	20.23	467	.38	.36	4.03
Year ended 10/31/2005	50.75	2.11	2.56	4.67	(1.94)	(.90)	(2.84)	52.58	9.33	292	.39	.37	4.00
Class R-6:
Six months ended 10/31/2009	39.83	1.00	6.55	7.55	(.96)	-	(.96)	46.42	19.10	318	.36 (6)	.36 (6)	4.53 (6)

	Year ended October 31
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	43%	30%	24%	26%	20%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)For the year ended October 31, 2007, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.22 and 0.34%, respectively. The impact to the other share classes would have been approximately the same.

(4)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(5)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(6)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital Income Builder, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
December 7, 2009

Tax information
                       unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2009:

Qualified dividend income	$2,377,211,000
Corporate dividends received deduction	$922,657,000
U.S. government income that may be exempt from state taxation	$142,659,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

***

Capital Income Builder

Part C
Other Information

Item 28.                      Exhibits for Registration Statement (1940 Act No. 811-05085 and 1933 Act No. 033-12967)

(a)	Articles of Incorporation - Certificate of Trust filed 8/20/2009; and Agreement and Declaration of Trust dated 8/20/09

(b)	By-laws – By-laws dated 8/20/09

(c)	Instruments Defining Rights of Security Holders – None

(d)	Investment Advisory Contracts – Investment Advisory and Service Agreement dated 7/1/10

(e)
Underwriting Contracts – Form of Principal Underwriting Agreement dated 7/1/10; Form of Selling Group Agreement effective 3/1/10; Form of Bank/Trust Company Selling Group Agreement effective 3/1/10; Form of Class F Share Participation Agreement effective 3/1/10; and Form of Bank/Trust Company Participation Agreement for Class F Shares effective 3/1/10

(f)	Bonus or Profit Sharing Contracts – Form of Deferred Compensation Plan effective 8/7/09 – previously filed (see P/E Amendment No. 31 filed 12/31/09)

(g)	Custodian Agreements – Form of Global Custody Agreement effective 12/21/06 – previously filed (see P/E Amendment No. 25 filed 12/29/06)

(h)
Other Material Contracts - Form of Shareholder Services Agreement dated 7/1/10; Form of Indemnification Agreement; Form of Administrative Services Agreement dated 7/1/10; and Form of Agreement and Plan of Reorganization dated 8/24/09

(i)	Legal Opinion – Legal Opinion

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)	Omitted Financial Statements – None

(l)	Initial Capital Agreements – None

(m)	Rule 12b-1 Plan – Forms of Plans of Distribution for Classes A, B, C, F-1, 529-A, 529-B, 529-C, 529-E, 529-F-1 and R-1, R-2, R-3 and R-4 dated 7/1/10

(n)	Rule 18f-3 Plan – Form of Multiple Class Plan dated 7/1/10

(o)	Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated March 2010; and Code of Ethics for Registrant dated December 2005

Item 29.                      Persons Controlled by or Under Common Control with the Fund

None

Item 30.                      Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant's Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an "interested person" of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions.  In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.                      Business and Other Connections of the Investment Adviser

None

Item 32.                      Principal Underwriters

(a)           American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, The American Funds Income Series, American Funds Money Market Fund, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Target Date Retirement Series, Inc., The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Capital Private Client Services Funds, Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., Emerging Markets Growth Fund, Inc., Endowments, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., Short-Term Bond Fund of America, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc. and Washington Mutual Investors Fund, Inc.

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	David L. Abzug	Vice President	None
IRV	Laurie M. Allen	Senior Vice President	None
LAO	William C. Anderson	Senior Vice President	None
LAO	Robert B. Aprison	Senior Vice President	None
LAO	T. Patrick Bardsley	Regional Vice President	None
LAO	Shakeel A. Barkat	Vice President	None
IRV	Carl R. Bauer	Vice President	None
LAO	Roger J. Bianco, Jr.	Regional Vice President	None
LAO	John A. Blanchard	Senior Vice President	None
LAO	Gerard M. Bockstie, Jr.	Regional Vice President	None
LAO	Jonathan W. Botts	Vice President	None
LAO	Bill Brady	Director, Senior Vice President	None
LAO	Mick L. Brethower	Senior Vice President	None
LAO	C. Alan Brown	Vice President	None
IRV	William H. Bryan	Regional Vice President	None
LAO	Sheryl M. Burford	Assistant Vice President	None
LAO	Steven Calabria	Vice President	None
LAO	Thomas E. Callahan	Regional Vice President	None
LAO	Damian F. Carroll	Director, Senior Vice President	None
LAO	James D. Carter	Vice President	None
LAO	Brian C. Casey	Senior Vice President	None
LAO	Victor C. Cassato	Senior Vice President	None
LAO	Christopher J. Cassin	Senior Vice President	None
LAO	Denise M. Cassin	Director, Senior Vice President and Director of Intermediary Relations	None
LAO	David D. Charlton	Director, Senior Vice President and Director of Marketing	None
LAO	Thomas M. Charon	Vice President	None
LAO	Paul A. Cieslik	Vice President	None
LAO	Kevin G. Clifford	Director, President and Chief Executive Officer	None
LAO	Ruth M. Collier	Senior Vice President	None
LAO	Charles H. Cote	Regional Vice President	None
SNO	Kathleen D. Cox	Vice President	None
LAO	Michael D. Cravotta	Assistant Vice President	None
LAO	Joseph G. Cronin	Vice President	None
LAO	D. Erick Crowdus	Regional Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
LAO	Peter J. Deavan	Regional Vice President	None
LAO	Daniel J. Delianedis	Senior Vice President	None
LAO	James W. DeLouise	Assistant Vice President	None
LAO	James A. DePerno, Jr.	Senior Vice President	None
LAO	Bruce L. DePriester	Director, Senior Vice President, Treasurer and Controller	None
LAO	Dianne M. Dexter	Assistant Vice President	None
LAO	Thomas J. Dickson	Vice President	None
NYO	Dean M. Dolan	Vice President	None
LAO	Hedy B. Donahue	Assistant Vice President	None
LAO	Michael J. Downer	Director	None
LAO	Craig A. Duglin	Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	Lorna Fitzgerald	Vice President	None
LAO	William F. Flannery	Vice President	None
LAO	John R. Fodor	Director, Executive Vice President	None
SNO	Michael J. Franchella	Assistant Vice President	None
LAO	Charles L. Freadhoff	Vice President	None
LAO	Daniel B. Frick	Senior Vice President	None
LAO	J. Christopher Gies	Senior Vice President	None
LAO	David M. Givner	Secretary	None
LAO	Jack E. Goldin	Vice President	None
LAO	Earl C. Gottschalk	Vice President	None
LAO	Jeffrey J. Greiner	Director, Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
NYO	Maura S. Griffin	Assistant Vice President	None
LAO	Christopher M. Guarino	Senior Vice President	None
IRV	Steven Guida	Director, Senior Vice President	None
LAO	Derek S. Hansen	Vice President	None
LAO	Robert J. Hartig, Jr.	Vice President	None
LAO	Craig W. Hartigan	Regional Vice President	None
LAO	Russell K. Holliday	Vice President	None
LAO	Heidi Horwitz-Marcus	Vice President	None
LAO	Kevin B. Hughes	Vice President	None
LAO	Marc Ialeggio	Vice President	None
HRO	Jill Jackson-Chavis	Vice President	None
IND	David K. Jacocks	Assistant Vice President	None
LAO	Linda Johnson	Vice President	None
GVO-1	Joanna F. Jonsson	Director	None
LAO	Marc J. Kaplan	Vice President	None
LAO	John P. Keating	Senior Vice President	None
LAO	Brian G. Kelly	Vice President	None
LAO	Ryan C. Kidwell	Regional Vice President	None
LAO	Mark Kistler	Regional Vice President	None
NYO	Dorothy Klock	Senior Vice President	None
IRV	Elizabeth K. Koster	Vice President	None
LAO	Christopher F. Lanzafame	Vice President	None
IRV	Laura Lavery	Vice President	None
LAO	R. Andrew LeBlanc	Senior Vice President	None
LAO	Clay M. Leveritt	Regional Vice President	None
LAO	Susan B. Lewis	Assistant Vice President	None
LAO	T. Blake Liberty	Vice President	None
LAO	Lorin E. Liesy	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Regional Vice President	None
LAO	Stephen A. Malbasa	Director, Senior Vice President and Director of Retirement Plan Business	None
LAO	Paul R. Mayeda	Assistant Vice President	None
LAO	Eleanor P. Maynard	Vice President	None
LAO	Joseph A. McCreesh, III	Regional Vice President	None
LAO	Will McKenna	Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	Daniel P. Melehan	Regional Vice President	None
LAO	William T. Mills	Regional Vice President	None
LAO	James R. Mitchell III	Regional Vice President	None
LAO	Charles L. Mitsakos	Vice President	None
LAO	Linda M. Molnar	Vice President	None
LAO	Monty L. Moncrief	Vice President	None
LAO	David H. Morrison	Vice President	None
LAO	Andrew J. Moscardini	Vice President	None
LAO	Brian D. Munson	Regional Vice President	None
LAO	Jon Christian Nicolazzo	Regional Vice President	None
LAO	Jack Nitowitz	Assistant Vice President	None
LAO	William E. Noe	Senior Vice President	None
LAO	Matthew P. O’Connor	Senior Vice President	None
LAO	Jonathan H. O’Flynn	Regional Vice President	None
LAO	Eric P. Olson	Senior Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
LAO	Thomas A. O’Neil	Vice President	None
LAO	Shawn M. O’Sullivan	Regional Vice President	None
LAO	W. Burke Patterson, Jr.	Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	Samuel W. Perry	Vice President	None
LAO	David K. Petzke	Senior Vice President	None
IRV	John H. Phelan, Jr.	Director	None
LAO	John Pinto	Vice President	None
LAO	Carl S. Platou	Senior Vice President	None
LAO	Charles R. Porcher	Regional Vice President	None
LAO	Julie K. Prather	Vice President	None
SNO	Richard P. Prior	Vice President	None
LAO	Steven J. Quagrello	Regional Vice President	None
LAO	Mike Quinn	Vice President	None
SNO	John P. Raney	Assistant Vice President	None
LAO	James P. Rayburn	Vice President	None
LAO	Rene M. Reincke	Vice President	None
LAO	Steven J. Reitman	Senior Vice President	None
LAO	Jeffrey Robinson	Vice President	None
LAO	Suzette M. Rothberg	Regional Vice President	None
LAO	James F. Rothenberg	Non-Executive Chairman and Director	None
LAO	Romolo D. Rottura	Vice President	None
LAO	William M. Ryan	Vice President	None
LAO	Dean B. Rydquist	Director, Senior Vice President and Chief Compliance Officer	None
LAO	Richard A. Sabec, Jr.	Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	Joseph D. Scarpitti	Senior Vice President	None
IRV	MaryAnn Scarsone	Assistant Vice President	None
LAO	Kim D. Schmidt	Assistant Vice President	None
LAO	Shane D. Schofield	Vice President	None
LAO	David L. Schroeder	Assistant Vice President	None
LAO	James J. Sewell III	Regional Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Steven D. Shackelford	Regional Vice President	None
LAO	Michael J. Sheldon	Vice President	None
LAO	Daniel S. Shore	Senior Vice President	None
LAO	Brad Short	Vice President	None
LAO	Nathan W. Simmons	Regional Vice President	None
LAO	Connie F. Sjursen	Vice President	None
LAO	Jerry L. Slater	Senior Vice President	None
SNO	Stacy D. Smolka	Assistant Vice President	None
LAO	J. Eric Snively	Vice President	None
LAO	Therese L. Soullier	Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None
LAO	Mark D. Steburg	Vice President	None
LAO	Michael P. Stern	Vice President	None
LAO	Brad Stillwagon	Vice President	None
LAO	Craig R. Strauser	Senior Vice President	None
LAO	Libby J. Syth	Vice President	None
LAO	Drew W. Taylor	Senior Vice President	None
LAO	Gary J. Thoma	Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President	None
LAO	David R. Therrien	Assistant Vice President	None
LAO	John B. Thomas	Regional Vice President	None
LAO	Mark R. Threlfall	Regional Vice President	None
LAO	David Tippets	Regional Vice President	None
IND	James P. Toomey	Vice President	None
LAO	Luke N. Trammell	Regional Vice President	None
IND	Christopher E. Trede	Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None
SNO	Cindy Vaquiax	Vice President	None
LAO	Srinkanth Vemuri	Regional Vice President	None
LAO	J. David Viale	Senior Vice President	None
DCO	Bradley J. Vogt	Director	None
LAO	Sherrie S. Walling	Assistant Vice President	None
SNO	Chris L. Wammack	Assistant Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
LAO	Gregory J. Weimer	Senior Vice President	None
SFO	Gregory W. Wendt	Director	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Vice President	None
LAO	Brian E. Whalen	Vice President	None
LAO	William C. Whittington	Regional Vice President	None
LAO	N. Dexter Williams, Jr.	Senior Vice President	None
LAO	Andrew L. Wilson	Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Timothy J. Wilson	Director, Senior Vice President and National Sales Manager	None
LAO	Kurt A. Wuestenberg	Vice President	None
LAO	Jason P. Young	Vice President	None
LAO	Jonathan A. Young	Vice President	None

__________
DCO	Business Address, 3000 K Street N.W., Suite 230, Washington, DC 20007-5140
GVO-1	Business Address, 3 Place des Bergues, 1201 Geneva, Switzerland
HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)           None

Item 33.                      Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Registrant's investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 8332 Woodfield Crossing Boulevard, Indianapolis, Indiana 46240; 10001 North 92nd Street, Suite 100, Scottsdale, Arizona 85258; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia  23513.

Registrant's records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Item 34.                      Management Services

None

Item 35.                      Undertakings

n/a

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on the 28th day of June, 2010.

CAPITAL INCOME BUILDER

By /s/ James B. Lovelace
(James B. Lovelace, Vice Chairman of the Board)

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on June 28, 2010, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:

	/s/ James B. Lovelace (James B. Lovelace)	Vice Chairman of the Board

(2)	Principal Financial Officer and Principal Accounting Officer:

	/s/ Neal F. Wellons (Neal F. Wellons)	Treasurer

(3)	Trustees:

	Joseph C. Berenato*	Trustee
	H. Frederick Christie*	Chairman of the Board (Independent and Non-Executive)
	Robert J. Denison*	Trustee
	Mary Anne Dolan*	Trustee

	/s/ Joyce E. Gordon (Joyce E. Gordon)	President and Trustee

	R. Clark Hooper*	Trustee
	Koichi Itoh*	Trustee
	Merit E. Janow*	Trustee
	Leonade D. Jones*	Trustee

	/s/ James B. Lovelace (James B. Lovelace)	Vice Chairman of the Board

	Gail L. Neale*	Trustee
	Robert J. O'Neill*	Trustee
	Donald E. Petersen*	Trustee
	Stefanie Powers*	Trustee
	Christopher E. Stone*	Trustee
	Steadman Upham*	Trustee
	Charles Wolf, Jr.*	Trustee

*By /s/ Vincent P. Corti (Vincent P. Corti, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

/s/ Michael J. Triessl
(Michael J. Triessl)

POWER OF ATTORNEY

I, Joseph C. Berenato, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund (File No. 033-32785, File No. 811-05888)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
(City, State)

/s/ Joseph C. Berenato
Joseph C. Berenato, Board member

POWER OF ATTORNEY

I, H. Frederick Christie, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
(City, State)

/s/ H. Frederick Christie
H. Frederick Christie, Board member

POWER OF ATTORNEY

I, Robert J. Denison, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Endowments (File No. 002-34371, File No. 811-01884)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund (File No. 033-32785, File No. 811-05888)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Dori Laskin Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
(City, State)

/s/ Robert J. Denison
Robert J. Denison, Board member

POWER OF ATTORNEY

I, Mary Anne Dolan, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund (File No. 033-32785, File No. 811-05888)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Karl C. Grauman Jeffrey P. Regal Carmelo Spinella Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
(City, State)

/s/ Mary Anne Dolan
Mary Anne Dolan, Board member

POWER OF ATTORNEY

I, R. Clark Hooper, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Brian D. Bullard M. Susan Gupton Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
(City, State)

/s/ R. Clark Hooper
R. Clark Hooper, Board member

POWER OF ATTORNEY

I, Koichi Itoh, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	American Funds New World Fund (File No. 333-67455, File No. 811-09105)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Bryan K. Nielsen Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
(City, State)

/s/ Koichi Itoh
Koichi Itoh, Board member

POWER OF ATTORNEY

I, Merit E. Janow, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Brian D. Bullard M. Susan Gupton Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
(City, State)

/s/ Merit E. Janow
Merit E. Janow, Board member

POWER OF ATTORNEY

I, Leonade D. Jones, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund (File No. 033-32785, File No. 811-05888)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jennifer M. Buchheim Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
(City, State)

/s/ Leonade D. Jones
Leonade D. Jones, Board member

POWER OF ATTORNEY

I, Gail L. Neale, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
(City, State)

/s/ Gail L. Neale
Gail L. Neale, Board member

POWER OF ATTORNEY

I, Robert J. O’Neill, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
(City, State)

s/ Robert J. O’Neill
Robert J. O’Neill, Board member

POWER OF ATTORNEY

I, Donald E. Petersen, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jeffrey P. Regal

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
(City, State)

/s/ Donald E. Petersen
Donald E. Petersen, Board member

POWER OF ATTORNEY

I, Stefanie Powers, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
(City, State)

/s/ Stefanie Powers
Stefanie Powers, Board member

POWER OF ATTORNEY

I, Christopher E. Stone, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund (File No. 033-32785, File No. 811-05888)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
(City, State)

/s/ Christopher E. Stone
Christopher E. Stone, Board member

POWER OF ATTORNEY

I, Steadman Upham, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Brian D. Bullard M. Susan Gupton Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
(City, State)

/s/ Steadman Upham
Steadman Upham, Board member

POWER OF ATTORNEY

I, Charles Wolf, Jr., the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Patrick F. Quan Kimberly S. Verdick Steven I. Koszalka Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr. Courtney R. Taylor	Jeffrey P. Regal

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of March, 2010.
(City, State)

/s/ Charles Wolf, Jr.
Charles Wolf, Jr., Board member